[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Strategic Allocation:
   Conservative
   Moderate
   Aggressive

November 30, 2001                 [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     We experienced unprecedented political, economic, and financial events in the year ended November 30, 2001. The turmoil created an atmosphere of caution and uncertainty for U.S. citizens and investors. The terrorist attacks changed
America's place in the world, and a recession further challenged our resolve and resources.

     The events of September tested America's strength and reaffirmed our confidence in the nation's ability to adapt to new circumstances. Many things have changed, but some have stayed the same--our country still has a $10 trillion economy, low interest rates, and some of the biggest and most competitive companies in the world. And the tide finally seems to be shifting for the better--the economy is showing some signs of stability, and investors are starting to look past the present to an economic recovery in 2002. That's a good sign because optimism about the future is among the forces that make our economy and stocks forge ahead.

     From an investment perspective, the last two years have reinforced the importance of maintaining a diversified portfolio, as bonds have outperformed stocks. The three Strategic Allocation funds offer professional investment management while making it easy for our investors to choose a diversified strategy. We've seen the three Strategic Allocation funds gain assets over the last few years as more and more investors look to diversify, and we value the confidence investors have placed in American Century.

     Amid all the uncertainty, nothing  has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     You can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     As always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

   TABLE OF CONTENTS

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
STRATEGIC ALLOCATION: CONSERVATIVE

STRATEGIC ALLOCATION: MODERATE

STRATEGIC ALLOCATION: AGGRESSIVE

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   55
   Statement of Operations ................................................   56
   Statement of Changes
      in Net Assets .......................................................   57
   Notes to Financial
      Statements ..........................................................   58
   Financial Highlights ...................................................   62
   Independent Auditors'
      Report ..............................................................   73
OTHER INFORMATION
   Management .............................................................   74
   Share Class and Retirement
      Account Information .................................................   76
   Tax Information ........................................................   77
   Background Information
      Investment Philosophy
         and Policies .....................................................   78
      Comparative Indices .................................................   78
      Investment Team

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   Investors hoped for an economic rebound throughout 2001, but the economy didn't cooperate, and the 10-year economic boom came to  an end.

*   To help the sluggish economy, the Federal Reserve cut short-term interest rates 10 times to a 40-year low.

*   A recession in corporate profits eroded stock prices throughout the year.
    Stocks hit three-year lows in September, then bounced as investors hoped for a recovery in 2002.

*   Bonds posted strong returns for the second straight year, outperforming stocks by the widest margin in almost 30 years.

*   Economic and stock-market weakness was global--Europe, Japan, and most emerging economies had a rough year in 2001.

*   Strong headwinds exist for the U.S. economy--consumers are overburdened with debt, and the supply of goods and services far exceeds demand.

STRATEGIC ALLOCATION CONSERVATIVE

*   Strategic Conservative was the only one of the three Strategic Allocation funds to post a positive return. That marked the sixth consecutive fiscal year of positive returns for Strategic Conservative shareholders.

*   The fund maintained a slightly defensive slant throughout the year. That meant the management team invested a little more in bonds and low-priced stocks, and a little less in growth and international equities.

*   The fund benefited from holding a sizeable allocation in high-quality corporate bonds, the best-performing bond sector during the fiscal year.

*   The stock portfolio dragged on the fund's return, as stocks generally plummeted across the globe.

*   Looking ahead, the fund will likely stick with a neutral asset mix while trying to pick the best individual stocks and bonds.

STRATEGIC ALLOCATION MODERATE

*   Strategic Allocation Moderate performed relatively well, mostly because the fund favored bonds throughout the year.

*   Defensive stocks gave the fund some winners in a down market,  but the equity portfolio as a whole was responsible for the fund's negative return.

*   The fixed-income portfolio's diversified mix of bonds--corporates,
    Treasurys, agencys, and mortgage-backed securities--all posted strong returns.

*   Looking ahead, the fund will likely stick with a neutral asset mix while trying to pick the best individual stocks and bonds.

STRATEGIC ALLOCATION AGGRESSIVE

*   The stock portfolio was responsible for the fund's negative return, as the overall stock market fell for the second year in a row.

*   The fund's mix of high-quality bonds provided some gains, while allowing the management team to take profits from bonds and buy stocks at relatively low prices.

*   Looking ahead, the fund will likely stick with a neutral asset mix while trying to pick the best individual stocks and bonds.

[left margin]

                   CONSERVATIVE(1)
                       (TWSCX)
    TOTAL RETURNS:                AS OF 11/30/01
       6 Months ......................... -0.37%(2)
       1 Year ...........................  3.37%
    INCEPTION DATE:                      2/15/96
    NET ASSETS:                   $232.4 million(3)

                     MODERATE(1)
                       (TWSMX)
    TOTAL RETURNS:                AS OF 11/30/01
       6 Months ......................... -4.15%(2)
       1 Year ........................... -2.37%
    INCEPTION DATE:                      2/15/96
    NET ASSETS:                   $718.5 million(4)

                    AGGRESSIVE(1)
                       (TWSAX)
    TOTAL RETURNS:                AS OF 11/30/01
       6 Months ......................... -6.89%(2)
       1 Year ........................... -7.27%
    INCEPTION DATE:                      2/15/96
    NET ASSETS:                   $367.1 million(4)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

(4) Includes Investor, Advisor, Institutional, and C classes.

See Total Returns on pages 5, 20, and 38.
Investment terms are defined in the Glossary on pages 79-80.

2      1-800-345-2021

Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
[photo of Jeff Tyler]

Jeff Tyler, senior vice president and lead manager of the Strategic Asset
Allocation funds

ECONOMIC OVERVIEW--YEAR ENDED NOVEMBER 30

     At the end of 2000, many investors expected a swift economic recovery. That didn't happen, and now we're still hoping for a recovery. The biggest economic expansion in the post-World War II era ended when the economy contracted in the latter half of 2001. As demand weakened, businesses sold off inventories, cut jobs, and slashed spending. Then, economic activity virtually stopped in the days after the September 11 attacks. The manufacturing sector extended its
16-month slump, while unemployment rose to 5.7% in November (a five-year high).

     As the foreboding economic data rolled in, the Federal Reserve cut overnight lending rates 10 times to a 40-year low, while Congress cut taxes and debated a stimulus bill. The Fed's rate cuts helped push mortgage rates to
30-year lows, causing a record wave of mortgage refinancing.

     Lower mortgage rates kept the housing market afloat, while cheaper oil helped consumer spending. Inflation was tame thanks to low commodity prices and tempered wage gains. Worries about inflation faded into talk of deflation, as companies froze salaries and slashed prices to stimulate demand.

U.S. STOCK MARKET

     The U.S. stock market's performance reflected one of the worst corporate profit slumps in history. Stock prices fell with corporate earnings for most of the year, pulling stocks down to three-year lows in September. Since then, stock prices have bounced despite continued profit shortfalls, as investors hoped for an earnings rebound in 2002. For the year, value stocks outperformed growth shares, and many value-oriented stocks finished the year in positive territory.
Small- and medium-sized companies also held up better, as the market saw less downside risk in buying sound companies at lower prices.

U.S. BOND MARKET

     Bonds rallied for the second straight year, outperforming stocks by the widest margin in almost 30 years. Interest rate cuts, low inflation, and the market's desire for safer investments drove bonds to impressive gains--most of the major bond sectors posted double-digit returns during the year. High-quality corporate bonds performed best, as their higher yields enticed investors.
Mortgage-backed securities lagged for most of  the year because investors worried about the record wave of refinancing activity. U.S. Treasury debt kept pace with the broader market until Treasurys fell in November. By the end of the year, the steep Treasury yield curve pointed to an economic recovery in 2002.

[right margin]

"The biggest economic expansion in the post-World War II era ended when the economy contracted in the latter half of 2001."

U.S. STOCK MARKET PERFORMANCE
FOR THE YEAR ENDED NOVEMBER 30, 2001

S&P 500                          -12.23%

S&P MIDCAP 400                     1.74%

S&P SMALLCAP 600                  12.06%

U.S. BOND MARKET PERFORMANCE
FOR THE YEAR ENDED NOVEMBER 30, 2001

LEHMAN AGGREGATE BOND INDEX           11.16%

Lehman Corporate Bond Index           13.19%

Lehman Fixed-Rate Mortgage-Backed
     Securities Index                 10.38%

Lehman Treasury Bond Index             9.85%

Sources: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 78.

                                                  www.americancentury.com      3

Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
                                                                    (Continued)

OVERSEAS MARKETS

     Europe followed the U.S economy downward, as both were subject to the same global forces. European stocks fell throughout the year as economic news worsened and profits tumbled at Europe's multinational companies. Inflation slowed with the economy, and the European Central Bank responded by cutting interest rates, but at a much slower pace than the Federal Reserve.

     The Japanese stock market continued its downward spiral as the economy struggled with near-zero interest rates, anemic consumer demand, deflation, and a bankrupt banking system. Emerging markets held up a little better in 2001 despite debt problems in Argentina and recessions in other developing economies.

DRIVERS OF GROWTH

     Surprisingly, the U.S. economy's main engine--consumer spending--stayed strong for most of the year. By contrast, business spending fell dramatically during the year 2001 as companies retrenched. Government spending increased during the year, and will probably pick up next year. Consumer spending will be tested in 2002--weak consumer confidence, record levels of debt, and the low savings rate are all signs that the consumer is exhausted after a 10-year run.
And business spending won't bounce back until corporate profits improve.

RATIONALIZATION NECESSARY

     Many parts of the U.S. economy could benefit from rationalization--putting businesses to the test of reason. The excesses of the late '90s and the subsequent drop in global demand left many companies with declining profits and idle resources. Businesses are reassessing growth projections, unprofitable ventures, and poorly performing business segments. This trend toward rationalizing products and services to fit demand could improve our economy's long-term viability, but in the short term, it's going to be a serious challenge for companies to grow in highly competitive, mature markets.

     Strong headwinds exist for the economy until these supply/demand imbalances are fixed, and it's widely assumed that the U.S. must lead any kind of global recovery. Some investors think the record economic stimulus will be strong enough to overcome these headwinds in 2002, while others believe the drags on the economy will take more time to fix. As we enter the new year, it's important to keep in mind that there have been many rough patches on the way to becoming the biggest economy in the world, and the U.S. economy has always adapted to new terrain.

[left margin]

"Many parts of the U.S. economy could benefit from rationalization--putting businesses to the test of reason."

FOREIGN STOCK MARKET
PERFORMANCE (IN U.S. DOLLARS)
FOR THE YEAR ENDED NOVEMBER 30, 2001

MSCI EAFE(reg.sm) INDEX              -19.13%

MSCI Europe Index                    -16.52%

MSCI Far East Index                  -27.94%

MSCI EAFE(reg.sm) INDEX
   (IN LOCAL CURRENCIES)             -18.21%

Sources: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 78.

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Strategic Conservative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                               STRATEGIC     S&P 500    LEHMAN      90-DAY
                              CONSERVATIVE                 AGGREGATE    T-BILL
                                                           BOND INDEX   INDEX
================================================================================
INVESTOR CLASS (INCEPTION 2/15/96)
================================================================================
   6 MONTHS(1) ................. -0.37%        -8.67%        5.73%      1.42%
   1 YEAR ......................  3.37%       -12.23%       11.16%      3.78%
AVERAGE ANNUAL RETURNS
-----------------------------
   3 YEARS .....................  6.17%         0.54%        6.62%      4.79%
   5 YEARS .....................  7.74%        10.06%        7.36%      4.90%
   LIFE OF FUND ................  7.91%        12.23%(2)     7.41%(2)   4.93%(2)
================================================================================
ADVISOR CLASS (INCEPTION 10/2/96)
================================================================================
   6 MONTHS(1) ................. -0.50%        -8.67%        5.73%      1.42%
   1 YEAR ......................  3.11%       -12.23%       11.16%      3.78%
AVERAGE ANNUAL RETURNS
-----------------------------
   3 YEARS .....................  5.95%         0.54%        6.62%      4.79%
   5 YEARS .....................  7.51%        10.06%        7.36%      4.90%
   LIFE OF CLASS ...............  7.96%        11.87%(3)     7.93%(3)   4.91%(3)
================================================================================
INSTITUTIONAL CLASS (INCEPTION 8/1/00)
================================================================================
   6 MONTHS(1) ................. -0.46%        -8.67%        5.73%      1.42%
   1 YEAR ......................  3.57%       -12.23%       11.16%      3.78%
AVERAGE ANNUAL RETURNS
-----------------------------
   LIFE OF CLASS ...............  3.51%       -14.63%(4)    11.85%(4)   4.40%(4)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 2/29/96, the date nearest the class's inception for which data are available.

(3) Index data since 9/30/96, the date nearest the class's inception for which data are available.

(4) Index data since 7/31/00, the date nearest the class's inception for which data are available.

See pages 76-79 for information about share classes, returns, and the comparative indices.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph above shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
S&P 500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices
Are provided for comparison in each graph. Strategic Conservative's total
Returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table at left). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

* Fund data from 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which data are available. Not annualized.

                                                  www.americancentury.com      5

Strategic Conservative--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]   [photo of Brian Howell]

     An interview with Jeff Tyler and Brian Howell, portfolio managers on  the
American Century Strategic Allocation funds management team.

HOW DID STRATEGIC ALLOCATION CONSERVATIVE PERFORM DURING THE YEAR ENDED NOVEMBER
30, 2001?

     The fund returned 3.37% during the year, posting a better return than the other two Strategic Allocation funds.* Bonds and value-oriented stocks gave the portfolio some gains in the down market.

WHAT HELPED THE FUND'S PERFORMANCE?

     Many of our allocation decisions panned out well. We held more of the winning asset classes--bonds and value stocks--and less of the losing categories--growth and international shares. In addition, we had success picking large-company stocks, and strong performance in our value-oriented slices boosted the fund's return.

WHAT ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION?

     We made some minor adjustments on a quarterly basis to choose the most attractively valued asset classes based on our risk/reward analysis, but we tend to keep the fund's asset mix close to the neutral position--45% stocks, 45%
bonds, and 10% cash. We tried to minimize risks to the portfolio and avoided big bets. As a result, we preferred bonds over stocks, which turned out to be a good decision because bonds outperformed stocks by the widest margin in almost 30 years. Within the stock portfolio, we emphasized value stocks over growth shares and U.S. equities over international. In the fixed-income portfolio, we generally favored high-quality bonds with a yield advantage over Treasurys.

     Every quarter, we reassessed the fund's positioning and rebalanced the portfolio with a slightly conservative tilt. That disciplined approach, combined with the market's movement, helped us sell into the bond market's strength, and buy both international and domestic stocks at relative lows.

WHAT TYPES OF BONDS DID THE FUND HOLD?

     The bond portfolio is diversified across all of the major sectors of the investment-grade bond market--corporates, mortgages, and U.S. government bonds.
Within that asset mix, we sought to add value by trading in the different bond sectors, buying when prices were attractive and selling when we thought securities were fully valued.

COULD YOU TALK ABOUT THE PERFORMANCE OF CORPORATE BONDS?

     A big rally in corporate bonds at the beginning of 2001 was strong enough to make corporates the best-performing bond sector for the fiscal year. The rally was sparked by the Fed's aggressive rate cuts, as it appeared that corporate financial conditions would improve by year-end. Those hopes faded somewhat after the events of September 11, and so did the performance of corporates. The classic cyclicals--raw materials and travel-related businesses--

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"We had success picking large-company stocks, and strong performance in our value-oriented slices boosted the fund's return."

ASSET ALLOCATION
% OF FUND INVESTMENTS

[pie chart]
                                   AS OF NOVEMBER 30, 2001
U.S. BONDS                                   47.2%
U.S. STOCKS & EQUITY FUTURES                 36.7%
MONEY MARKET SECURITIES                       9.4%
FOREIGN STOCKS                                6.7%

See page 78 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 79-80.

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Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

proved to be especially troublesome as corporate conditions worsened. Defensive stalwarts like health care and banks performed better, as investors looked to companies with less exposure to the ups and downs of the business cycle.

HOW DID YOU MANAGE THE CORPORATE BOND ALLOCATION IN THAT ENVIRONMENT?

     We held an overweight allocation in corporate bonds. We also added value by investing the bulk of our corporate holdings in defensive sectors, which didn't get hit as hard by the economic downturn. We also worked closely with our credit research team. That helped the fund avoid credit problems when credit-rating downgrades ran rampant.

WHAT ABOUT MORTGAGE-BACKED SECURITIES?

     Falling interest rates weighed on mortgage-backed securities. Lower interest rates caused mortgage refinancing, an unfavorable situation because bondholders get their cash returned to them to reinvest when interest rates are low. We traded some of the portfolio into lower-coupon mortgages that are less likely to be prepaid. We also invested in commercial mortgage-backed securities
(CMBS). That turned out to be a good trade because CMBS were strong performers during the period. CMBS are backed by loans on commercial real estate, which tend to be refinanced less frequently than home mortgages.

SWITCHING TO STOCKS, WHAT SECTORS SUFFERED THE BIGGEST DELINES?

     Technology and telecommunications stocks were responsible for the lion's share of the S&P 500's losses, as their sky-high valuations were out of sync with real-world growth potential. Many financial stocks also fell--trading and investment-banking activities slumped, and some bank loans went from profitable to problematic during the year.

     In contrast, defensive, value-oriented stocks held up better, as investors sought fundamentally sound businesses with relatively steady growth rates.

HOW WAS THE STOCK PORTFOLIO POSITIONED DURING THE YEAR?

     We positioned the portfolio somewhat defensively because we were concerned about the economy's deterioration and the stock market's high valuation. We overweighted food, beverage, and home-product makers as well as beaten-down retailers. Many of those companies' earnings continued without a hitch, giving the stock portfolio some winners in a down market.

     Another part of our defensive strategy was an underweight in technology stocks. We saw the deterioration in demand for technology products taking shape late last year. As a result, we underweighted the electrical equipment and computer hardware industries. We also tried to hold some of the more reasonably-priced technology stocks with realistic outlooks and strong management teams.

WHAT ABOUT THE INTERNATIONAL STOCK ALLOCATION?

     We kept the fund slightly underweight in international stocks because we were concerned that Europe would follow the U.S. in the economic downturn. The international stocks we did hold were mostly large, established companies based in developed European countries. We also found some opportunities in the beaten-down Japanese market and the United Kingdom. We held a smattering of stocks in emerging markets across the globe, particularly in Latin America.

[right margin]

"We positioned the portfolio somewhat defensively because we were concerned about the economy's deterioration and the stock market's high valuation."

FUND'S U.S. BONDS
                               AS OF NOVEMBER 30, 2001
NUMBER OF SECURITIES                      124
WEIGHTED AVERAGE MATURITY               5.4 YRS
AVERAGE DURATION                        4.6 YRS

% OF FUND'S U.S. BONDS
MORTGAGE-BACKED SECURITIES               28.6%
CORPORATE SECURITIES                     28.1%
U.S. TREASURY SECURITIES                 22.9%
U.S. GOVT. AGENCY SECURITIES              7.9%
COLLATERALIZED MORTGAGE
   OBLIGATIONS                            7.3%
ASSET-BACKED SECURITIES                   5.2%

[pie chart]

Investment terms are defined in the Glossary on pages 79-80.

                                                  www.americancentury.com      7

Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Despite weak business conditions, the international team continued to follow its bottom-up investment process of searching for individual businesses with improving earnings. That led the team to take a greater representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, drug makers, and firms that make and sell consumer products.
Growth-oriented stocks took a beating all across the globe, which weighed on the portfolio's international slice.

WHAT'S YOUR OUTLOOK FOR THE STOCK MARKET?

     The stock market's performance will depend largely on the speed of the economic recovery. Most economists  are expecting a rebound in 2002, but opinions differ on the timing and magnitude. We think significant headwinds exist for the economy, including record levels of consumer debt, global weakness, and overcapacity. However, moderate consumer spending and inventory rebuilding could help next year.

     Stocks seem to be priced for a profit rebound, so it's likely that disappointing economic and earnings news would push stocks lower, while upside surprises in the economy and earnings could ignite a rally. We'll continue to adhere to our disciplined stock selection process, while awaiting further confirmation of a bottoming of economic fundamentals.

WHAT'S IN STORE FOR BONDS?

     In the near term, the Federal Reserve seems to be very concerned with stimulating demand, but further rate decisions will depend on the strength of the economic rebound. We think interest rates may fall more, and are likely to stay low for most of 2002.

     We think that environment will bring relatively stable Treasury yields, some persistent credit risk in corporate securities, and less mortgage-prepayment risk. We'll favor mortgage-backed securities because they provide relatively high yields and good credit quality. Overall, it's unlikely that bonds will perform as well in 2002 as they have in 2000-01.

WHAT WILL THAT MEAN FOR THE FUND'S  ASSET ALLOCATION?

     We'll keep the portfolio near its neutral asset mix. In the uncertain environment, we don't have strong conviction about the relative values of the different asset classes. By our view, stocks look expensive, as corporate profits have fallen more than stock prices in the last year and a half. Bond prices may have posted their biggest gains already, and their yields are at low absolute levels. Cash is unattractive because money market yields are below the trailing rate of inflation, plus we don't generally make a positive bet on cash.
Rather than making top-down allocation plays, we'll continue to try to add value within each individual slice by choosing securities that outperform their respective benchmarks.

[left margin]

FUND'S U.S. STOCKS
                            AS OF NOVEMBER 30, 2001
NUMBER OF COMPANIES                   376
DIVIDEND YIELD                        1.6%
PRICE/EARNINGS RATIO                  26.2

TOP 5 U.S. STOCKS
                             % OF FUND'S      % OF
                             U.S. STOCKS      FUND
CITIGROUP INC.                  2.4%          0.9%
EXXON MOBIL CORP.               2.2%          0.8%
FPL GROUP, INC.                 1.5%          0.5%
PFIZER, INC.                    1.5%          0.5%
MICROSOFT CORP.                 1.3%          0.5%

FUND'S FOREIGN STOCKS
                            AS OF NOVEMBER 30, 2001
NUMBER OF COMPANIES                   127
DIVIDEND YIELD                        1.8%

TOP 5 FOREIGN STOCKS
                             % OF FUND'S      % OF
                              FOREIGN         FUND
                               STOCKS
ROYAL DUTCH PETROLEUM
   CO. NEW YORK SHARES          6.5%          0.4%
BP PLC ADR                      4.7%          0.3%
KONINKLIJKE AHOLD NV            3.3%          0.2%
NINTENDO CO., LTD.              2.8%          0.2%
NESTLE S.A.                     2.4%          0.2%

% OF FUND'S FOREIGN STOCKS
EUROPE                                81.2%
ASIA/PACIFIC                          14.3%
AMERICAS (EXCLUDING U.S.)              4.5%

[pie chart]

8      1-800-345-2021

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 42.7%
AIRLINES(1)
                    1,600  Southwest Airlines Co.                   $     30,000
                                                                    ------------
ALCOHOL -- 0.2%
                    5,600  Anheuser-Busch Companies, Inc.                241,360
                    5,000  Constellation Brands, Inc.(2)                 189,500
                    2,696  Heineken NV ORD                               100,265
                                                                    ------------
                                                                         531,125
                                                                    ------------
APPAREL & TEXTILES -- 0.3%
                    8,600  Jones Apparel Group, Inc.(2)                  268,492
                    3,200  Liz Claiborne, Inc.                           159,936
                    7,100  VF Corp.                                      269,658
                                                                    ------------
                                                                         698,086
                                                                    ------------
BANKS -- 3.6%
                    8,800  Banco Bilbao Vizcaya Argentaria
                              SA ORD                                     108,355
                   17,700  Bank of America Corp.                       1,086,425
                    1,000  Bank of New York Co., Inc. (The)               39,240
                    9,000  Bank One Corp.                                336,960
                    1,700  Charter One Financial Inc.                     46,835
                   41,700  Citigroup Inc.                              1,997,429
                    2,100  Comerica Inc.                                 107,856
                   13,900  Danske Bank A/S ORD                           220,032
                    6,660  Dexia ORD                                      92,510
                    1,600  Fifth Third Bancorp                            96,104
                    4,900  First Tennessee National Corp.                176,302
                   13,400  First Virginia Banks, Inc.                    639,716
                    9,600  Fleet Boston Financial Corp.                  352,800
                      900  Greater Bay Bancorp                            21,735
                   10,200  HSBC Holdings Plc ORD                         122,933
                      121  Julius Baer Holding AG ORD                     40,088
                    9,000  KeyCorp                                       206,100
                    9,100  Lloyds TSB Group plc ORD                       93,711
                    5,400  Marshall & Ilsley Corp.                       331,722
                    2,790  National Australia Bank ORD                    45,866
                    7,400  National City Corp.                           207,200
                    4,900  PNC Financial Services Group                  283,955
                    7,426  Royal Bank of Scotland Group plc
                              ORD                                        172,115
                    1,600  State Street Corp.                             83,744
                    1,200  SunTrust Banks, Inc.                           75,912
                      800  Synovus Financial Corp.                        18,800
                   14,599  U.S. Bancorp                                  277,089
                    2,873  UBS AG ORD                                    143,038
                   15,000  UniCredito Italiano ORD                        56,592
                    3,200  UnionBanCal Corp.                             117,568
                   14,200  Wachovia Corp.                                439,490
                    1,500  Zions Bancorporation                           72,413
                                                                    ------------
                                                                       8,110,635
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
CHEMICALS -- 1.0%
                      637  Air Liquide ORD                          $     90,479
                    9,400  Air Products & Chemicals, Inc.                429,768
                    2,500  Ashland Inc.                                  106,625
                    1,400  Engelhard Corp.                                39,130
                    3,200  FMC Corp.(2)                                  171,360
                      200  Goodyear Tire & Rubber Co.
                              (The)                                        4,480
                    1,300  Henkel KGaA ORD(2)                             74,676
                    1,700  Lubrizol Corp.                                 54,213
                    7,000  Minerals Technologies Inc.                    312,900
                    5,400  Minnesota Mining &
                              Manufacturing Co.                          618,733
                    5,800  Praxair, Inc.                                 306,936
                      400  Scotts Co. (The) Cl A(2)                       17,524
                    5,600  Sherwin-Williams Co.                          156,744
                                                                    ------------
                                                                       2,383,568
                                                                    ------------
CLOTHING STORES -- 0.2%
                    6,300  Foot Locker Inc.(2)                           101,682
                    8,400  Intimate Brands, Inc.                         120,540
                   13,100  Limited, Inc. (The)                           182,352
                      900  Talbots, Inc.                                  29,502
                                                                    ------------
                                                                         434,076
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 1.2%
                    3,300  Avocent Corp.(2)                               78,590
                   32,800  Compaq Computer Corp.                         332,920
                    2,800  Computer Network Tech Corp.(2)                 52,430
                   10,000  Dell Computer Corp.(2)                        279,250
                   15,400  EMC Corp. (Mass.)                             258,566
                    3,000  Gateway Inc.(2)                                28,200
                   11,400  Hewlett-Packard Co.                           250,686
                    8,800  International Business Machines
                              Corp.                                    1,017,191
                    2,100  MCSi, Inc.(2)                                  43,523
                      800  Network Appliances, Inc.(2)                    12,340
                    1,300  Pitney Bowes, Inc.                             53,924
                    8,700  Sun Microsystems, Inc.(2)                     123,932
                    3,000  Tech Data Corp.(2)                            137,595
                                                                    ------------
                                                                       2,669,147
                                                                    ------------
COMPUTER SOFTWARE -- 1.4%
                    1,100  Adobe Systems Inc.                             35,283
                      800  Cerner Corp.(2)                                42,332
                   24,400  Computer Associates
                              International, Inc.                        811,787
                    4,900  Dendrite International, Inc.(2)                64,068
                    2,400  Intuit Inc.(2)                                105,384
                    3,900  Mentor Graphics Corp.(2)                       88,433
                   17,600  Microsoft Corp.(2)                          1,130,095
                    9,500  Network Associates Inc.(2)                    218,263
                   28,200  Oracle Corp.(2)                               395,504
                      900  Siebel Systems, Inc.(2)                        20,129
                    1,500  Sybase, Inc.(2)                                21,600

See Notes to Financial Statements                 www.americancentury.com      9

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                    2,000   Symantec Corp.(2)                       $    129,890
                    3,100  Veritas Software Corp.(2)                     120,575
                                                                    ------------
                                                                       3,183,343
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                    2,300  Elcor Corp.                                    56,833
                    2,200  Fluor Corporation                              83,270
                    3,400  Lennar Corp.                                  126,480
                   12,700  Martin Marietta Materials, Inc.               539,750
                    2,100  Vinci SA ORD                                  117,996
                                                                    ------------
                                                                         924,329
                                                                    ------------
CONSUMER DURABLES -- 0.5%
                    5,900  Black & Decker Corporation                    218,536
                    2,600  Bulgari SPA ORD                                22,065
                    2,900  Carlisle Companies, Inc.                       97,324
                    5,233  Koninklijke Philips Electronics N.V.
                              New York Shares                            141,657
                    8,600  Miller (Herman), Inc.                         188,039
                      400  Mohawk Industries, Inc.(2)                     18,344
                    8,000  Sharp Corp. ORD                               103,712
                    2,000  Swatch Group AG ORD                            38,368
                    4,504  TPG NV ORD                                     92,027
                    4,300  Whirlpool Corp.                               282,767
                                                                    ------------
                                                                       1,202,839
                                                                    ------------
DEFENSE/AEROSPACE -- 1.0%
                    2,400  Alliant Techsystems Inc.(2)                   189,120
                   20,000  BAE Systems PLC ORD                            90,998
                   13,900  Boeing Co.                                    487,890
                    1,900  EDO Corp.                                      46,227
                      600  General Dynamics Corp.                         49,890
                   13,600  Honeywell International Inc.                  450,704
                    5,300  ITT Industries, Inc.                          259,912
                    5,100  Lockheed Martin Corp.                         236,895
                    9,500  Raytheon Company                              311,315
                    9,200  Rockwell Collins                              154,744
                    3,700  TRW Inc.                                      144,374
                                                                    ------------
                                                                       2,422,069
                                                                    ------------
DEPARTMENT STORES -- 1.2%
                   20,200  Dixons Group plc ORD                           70,299
                      800  Family Dollar Stores, Inc.                     23,840
                   11,400  Federated Department
                              Stores, Inc.(2)                            421,800
                    7,900  GUS Plc ORD                                    70,424
                    1,326  KarstadtQuelle AG ORD                          48,423
                    5,800  Kingfisher PLC ORD                             33,090
                   30,100  Kmart Corp.(2)                                183,610
                    1,200  Kohl's Corp.(2)                                81,420
                   16,500  Marks & Spencer Plc ORD                        82,016
                    7,600  May Department Stores Co. (The)               272,384
                   13,919  Next plc ORD                                  178,277
                    9,900  Sears, Roebuck & Co.                          450,549
                    2,000  Target Corp.                                   75,080

Shares                                                                    Value
--------------------------------------------------------------------------------

                   30,462  Tesco plc ORD                            $    104,492
                   12,400  Wal-Mart Stores, Inc.                         683,860
                                                                    ------------
                                                                       2,779,564
                                                                    ------------
DRUGS -- 3.3%
                    1,700  Allergan, Inc.                                128,333
                    1,386  Altana AG ORD                                  69,307
                    3,200  American Home Products Corp.                  192,320
                    4,052  AmerisourceBergen Corp.                       241,053
                    4,100  Amgen Inc.(2)                                 271,933
                    4,200  Aventis SA ORD                                293,579
                      500  Barr Laboratories, Inc.(2)                     36,525
                    2,709  Biovail Corp. International(2)                148,209
                   13,000  Bristol-Myers Squibb Co.                      698,880
                    2,200  Cardinal Health, Inc.                         150,304
                      900  CV Therapeutics, Inc.(2)                       49,631
                    1,000  D&K Healthcare Resources
                              Inc.                                        46,295
                    1,100  Elan Corp. plc ADR(2)                          48,642
                    2,100  First Horizon Pharmaceutical
                              Corp.(2)                                    51,177
                      800  Forest Laboratories, Inc.(2)                   56,640
                    1,100  Genzyme Corp.(2)                               60,088
                    4,511  GlaxoSmithKline Plc ADR                       229,204
                    4,800  Immunex Corp.(2)                              129,624
                    2,551  IVAX Corp.(2)                                  52,551
                    3,100  Lilly (Eli) & Co.                             256,277
                   13,500  Merck & Co., Inc.                             914,625
                    6,100  Mylan Laboratories Inc.                       210,328
                    4,107  Novartis AG ORD                               144,570
                    8,747  Novo Nordisk A/S Cl B ORD                     340,100
                   29,000  Pfizer, Inc.                                1,255,989
                    6,200  Pharmacia Corp.                               275,280
                    4,100  Protein Design Labs, Inc.(2)                  153,935
                    5,200  Sanofi-Synthelabo S.A. ORD                    360,682
                      800  Sepracor Inc.(2)                               39,904
                    5,000  Shionogi & Co. Ltd. ORD                        85,791
                    3,100  SICOR Inc.(2)                                  52,499
                    8,400  Smith & Nephew Plc ORD                         44,928
                    1,000  Takeda Chemical Industries, Ltd.
                              ORD                                         45,593
                    3,547  Transkaryotic Therapies Inc.(2)               151,528
                    2,700  Watson Pharmaceuticals, Inc.(2)                80,811
                                                                    ------------
                                                                       7,367,135
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.0%
                    3,500  AVX Corp.                                      72,800
                    3,100  Celestica Inc.(2)                             131,099
                    1,100  CIENA Corp.(2)                                 19,520
                   28,800  Cisco Systems Inc.(2)                         588,527
                    3,000  CommScope, Inc.(2)                             59,160
                    1,270  Comverse Technology, Inc.(2)                   27,172
                    2,900  Corning Inc.                                   27,347
                    2,200  Digital Lightwave, Inc.(2)                     19,833
                   14,938  Dover Corp.                                   550,614
                    2,300  Enterasys Networks Inc.(2)                     22,793

10      1-800-345-2021                         See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                    3,100  Flextronics International Ltd. ADR(2)    $     77,485
                    2,100  Jabil Circuit, Inc.(2)                         55,230
                    3,400  JDS Uniphase Corp.(2)                          34,272
                    2,500  Juniper Networks, Inc.(2)                      61,438
                    8,500  Littelfuse, Inc.(2)                           212,032
                    1,400  McData Corp. Cl A(2)                           35,210
                    8,000  NEC Corp. ORD                                  81,256
                    2,400  Nortel Networks Corp.                          18,720
                    1,500  Scientific-Atlanta, Inc.                       40,335
                      700  Siemens AG ORD                                 41,402
                    2,600  Sony Corp. ORD                                122,549
                    3,100  Tektronix, Inc.(2)                             69,688
                                                                    ------------
                                                                       2,368,482
                                                                    ------------
ELECTRICAL UTILITIES -- 1.2%
                      700  Allegheny Energy, Inc.                         24,395
                      500  Dominion Resources Inc. (Va.)                  29,225
                    4,900  DTE Energy Company                            202,370
                    1,400  Entergy Corp.                                  51,660
                    4,600  Exelon Corp.                                  205,206
                   22,700  FPL Group, Inc.                             1,257,580
                    6,400  Mirant Corp.(2)                               156,224
                    7,800  NRG Energy Inc.(2)                            131,976
                    4,700  PPL Corporation                               167,179
                    1,200  Reliant Energy, Inc.                           30,660
                    5,900  TXU Corp.                                     266,090
                   11,700  Wisconsin Energy Corp.                        255,645
                                                                    ------------
                                                                       2,778,210
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 2.1%
                    9,100  BP Plc ORD                                     67,298
                   16,400  BP Plc ADR                                    724,388
                    1,200  Burlington Resources, Inc.                     42,168
                   48,924  Exxon Mobil Corp.                           1,829,757
                   21,700  Occidental Petroleum Corp.                    542,500
                    6,600  Phillips Petroleum Co.                        367,158
                   20,720  Royal Dutch Petroleum Co.
                              New York Shares                          1,001,605
                                                                    ------------
                                                                       4,574,874
                                                                    ------------
ENTERTAINMENT -- 0.3%
                   16,800  AOL Time Warner Inc.(2)                       586,320
                    1,700  Carnival Corp. Cl A                            44,387
                                                                    ------------
                                                                         630,707
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.4%
                   29,900  Waste Management, Inc.                        876,070
                                                                    ------------
FINANCIAL SERVICES -- 2.2%
                      900  Acom Co. Ltd. ORD                              73,013
                    4,100  American Express Co.                          134,931
                    3,800  AON Corp.                                     136,154
                    8,802  Barclays plc ORD                              269,917
                    2,300  Countrywide Credit Industries, Inc.            97,704
                    7,300  Credit Suisse Group ORD                       282,308
                   10,500  Fannie Mae                                    825,300
                    2,100  Fortis (NL) NV ORD                             49,043

Shares                                                                    Value
--------------------------------------------------------------------------------

                    3,800  Freddie Mac                              $    251,446
                   26,200  General Electric Co.                        1,008,700
                    5,500  Household International, Inc.                 324,445
                    5,802  ING Groep N.V. ORD                            151,824
                    1,700  Investors Financial Services Corp.            112,226
                    6,650  MBIA Inc.                                     338,685
                    5,000  MBNA Corp.                                    161,200
                    2,200  Metris Companies Inc.                          45,650
                    4,700  MGIC Investment Corp.                         275,185
                    1,800  Student Loan Corp. (The)                      137,916
                    2,900  USA Education Inc.                            246,703
                                                                    ------------
                                                                       4,922,350
                                                                    ------------
FOOD & BEVERAGE -- 1.4%
                    3,740  Archer-Daniels-Midland Co.                     57,559
                    4,804  British American Tobacco plc ORD               38,713
                   14,000  Campbell Soup Company                         410,340
                    2,600  Coca-Cola Company (The)                       122,096
                   12,100  ConAgra, Inc.                                 277,937
                   15,320  Diageo plc ORD                                163,882
                    1,503  Dole Food Company, Inc.                        35,396
                    5,500  Fleming Companies Inc.                        142,450
                    1,828  Hain Celestial Group, Inc. (The)(2)            48,195
                    7,600  Heinz (H.J.) Co.                              289,712
                    1,500  Kraft Foods Inc.                               49,680
                    1,817  Nestle S.A. ORD                               375,683
                   13,000  PepsiCo, Inc.                                 632,190
                    8,799  Reckitt Benckiser PLC ORD                     115,837
                    2,200  Sara Lee Corp.                                 48,136
                    5,700  Smithfield Foods Inc.(2)                      144,210
                    3,200  SYSCO Corp.                                    78,688
                      543  Unilever N.V. ORD                              30,948
                    1,100  Unilever N.V. New York Shares                  62,590
                    1,700  Wrigley (Wm.) Jr. Company                      85,918
                                                                    ------------
                                                                       3,210,160
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.2%
                    2,579  CRH plc ORD                                    41,948
                   11,000  Hanson Plc ORD                                 74,093
                    3,267  International Paper Co.                       130,517
                      806  Lafarge SA ORD                                 74,035
                    4,700  Pactiv Corp.(2)                                82,250
                    2,000  Sonoco Products Co.                            49,220
                    2,600  Westvaco Corp.                                 74,386
                                                                    ------------
                                                                         526,449
                                                                    ------------
GAS & WATER UTILITIES -- 0.5%
                   18,000  AGL Resources Inc.                            385,740
                   19,417  Centrica plc ORD                               58,989
                    3,013  E.On AG ORD                                   150,423
                    4,985  Sempra Energy                                 115,453
                    6,000  Suez SA ORD                                   181,470
                    2,100  Utilicorp United Inc.                          53,991
                   11,400  WGL Holdings Inc.                             316,008
                                                                    ------------
                                                                       1,262,074
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      11

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
GROCERY STORES -- 0.4%
                   17,105  Koninklijke Ahold NV ORD                 $    505,845
                   10,000  Koninklijke Ahold NV ADR                      292,800
                    1,100  Safeway Inc.(2)                                49,016
                                                                    ------------
                                                                         847,661
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.4%
                    4,068  American Power Conversion
                              Corp.(2)                                    55,996
                      900  Cummins Inc.                                   32,634
                      500  Eaton Corp.                                    34,805
                   12,500  Emerson Electric Co.                          675,750
                    3,000  Rockwell International Corp.                   49,500
                                                                    ------------
                                                                         848,685
                                                                    ------------
HEAVY MACHINERY -- 0.1%
                      500  Caterpillar Inc.                               23,710
                    1,700  Deere & Co.                                    67,983
                   14,000  Sanyo Electric Company Ltd.
                              ORD                                         72,235
                   21,000  Toshiba Corp. ORD                              89,611
                                                                    ------------
                                                                         253,539
                                                                    ------------
HOME PRODUCTS -- 0.7%
                   15,700  Clorox Company                                620,464
                    1,800  Colgate-Palmolive Co.                         105,048
                    6,700  Fortune Brands, Inc.                          263,109
                    4,700  Gillette Company                              153,690
                    3,000  KAO Corp. ORD                                  64,008
                      800  Kimberly-Clark Corp.                           46,536
                    5,400  Procter & Gamble Co. (The)                    418,284
                    2,100  Tupperware Corp.                               41,286
                                                                    ------------
                                                                       1,712,425
                                                                    ------------
HOTELS(1)
                    3,077  Accor SA ORD                                  102,026
                                                                    ------------
INDUSTRIAL PARTS -- 0.8%
                    2,300  Magna International Inc. Cl A                 145,130
                    5,300  Parker-Hannifin Corp.                         217,565
                    2,900  Shaw Group Inc. (The)(2)                       77,981
                      300  SMC Corp. ORD                                  30,301
                    5,800  Snap-on Inc.                                  181,540
                    1,200  Stanley Works (The)                            50,148
                   17,850  Tyco International Ltd.                     1,049,580
                    3,400  York International Corp.                      124,100
                                                                    ------------
                                                                       1,876,345
                                                                    ------------
INDUSTRIAL SERVICES -- 0.2%
                      758  Adecco SA ORD                                  39,239
                    6,600  Capita Group plc ORD                           44,150
                   26,153  Compass Group Plc ORD                         187,442
                      243  ISS A/S ORD(2)                                 13,456
                    5,400  Securitas AB Cl B ORD                          96,526
                                                                    ------------
                                                                         380,813
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 1.3%
                      800  ADVO, Inc.(2)                            $     30,560
                    3,300  Affiliated Computer Services Inc.(2)          308,154
                    1,367  Altran Technologies SA ORD                     61,117
                       99  Amadeus Global Travel
                              Distribution SA ORD                            532
                   26,900  Autostrade Concessioni e
                              Costruzioni Autostrade SpA
                              ORD                                        178,870
                    1,500  Ceridian Corp.(2)                              27,450
                    6,900  CGI Group Inc. ORD(2)                          51,417
                    9,400  Computer Sciences Corp.(2)                    447,910
                    4,600  Electronic Data Systems Corp.                 318,412
                    6,382  Exel plc ORD                                   72,821
                      900  Fair, Isaac and Co., Inc.                      53,226
                    6,600  First Data Corp.                              483,384
                    1,500  IMS Health Inc.                                30,720
                      727  Misys plc ORD                                   3,305
                    2,500  Nintendo Co., Ltd. ORD                        430,982
                    1,400  Omnicom Group Inc.                            120,204
                    4,400  Perot Systems Corp.(2)                         80,740
                   17,595  Rentokil Initial plc ORD                       63,994
                    5,800  Sabre Holdings Corp.(2)                       201,202
                    2,700  Viad Corp.                                     56,079
                    2,600  Vivendi Environnement ORD                      95,530
                                                                    ------------
                                                                       3,116,609
                                                                    ------------
INVESTMENT TRUSTS -- 1.1%
                    4,800  iShares MSCI EAFE Index Fund                  570,720
                    2,300  iShares Russell 1000 Value Index
                              Fund                                       125,580
                    1,900  iShares S&P 500 Index Fund                    216,980
                    2,800  iShares S&P 500/BARRA
                              Value
                              Index Fund                                 152,656
                   10,300  Nasdaq 100-Index Tracking
                              Stock(2)                                   409,528
                   10,200  Standard and Poor's 500
                              Depositary Receipt                       1,166,676
                                                                    ------------
                                                                       2,642,140
                                                                    ------------
LEISURE -- 0.3%
                    3,800  Action Performance Cos. Inc.(2)               125,666
                   10,000  Eastman Kodak Co.                             302,700
                      681  Fairmont Hotels & Resorts
                              Inc.(2)                                     14,539
                    2,900  GTECH Holdings Corp.(2)                       130,181
                    1,200  International Game Technology(2)               74,388
                    7,500  Mattel, Inc.                                  138,075
                                                                    ------------
                                                                         785,549
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.4%
                    2,200  Aflac Inc.                                     60,280
                    4,700  CIGNA Corp.                                   428,781
                    1,400  Lincoln National Corp.                         66,780
                    8,000  MetLife, Inc.                                 219,440
                    5,200  Torchmark Corp.                               205,140
                                                                    ------------
                                                                         980,421
                                                                    ------------

12      1-800-345-2021                         See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
MEDIA -- 0.6%
                    9,500  British Sky Broadcasting Plc
                              ORD(2)                                $    115,851
                    3,400  Charter Communications, Inc.(2)                52,275
                    1,900  Clear Channel Communications,
                              Inc.(2)                                     88,787
                   14,000  Disney (Walt) Co.                             286,581
                    1,800  Gemstar - TV Guide International,
                              Inc.(2)                                     49,905
                   12,655  Mediaset SpA ORD                               94,809
                    2,900  News Corp. Ltd. (The) ADR                      89,030
                    5,900  Pearson plc ORD                                69,593
                   28,200  Reed International PLC ORD                    237,308
                    3,346  USA Networks Inc.(2)                           75,318
                    3,435  Viacom, Inc. Cl B(2)                          149,938
                    8,288  WPP Group plc ORD                              80,975
                                                                    ------------
                                                                       1,390,370
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 1.1%
                    3,000  Abbott Laboratories                           165,000
                    3,300  Baxter International, Inc.                    171,600
                    2,700  Beckman Coulter Inc.                          113,130
                    7,300  Becton Dickinson & Co.                        247,251
                    1,400  Biomet Inc.                                    39,221
                    2,200  Boston Scientific Corp.(2)                     58,520
                    6,300  Guidant Corp.(2)                              307,503
                    2,600  Haemonetics Corp.(2)                          105,300
                   12,900  Johnson & Johnson                             751,425
                    4,100  Medtronic, Inc.                               193,848
                    4,291  Novoste Corp.(2)                               44,862
                    1,400  Patterson Dental Co.(2)                        53,676
                    3,400  PerkinElmer, Inc.                              94,248
                    1,300  Schein (Henry), Inc.(2)                        52,195
                    1,100  Therasense Inc.(2)                             25,575
                      900  Varian Medical Systems, Inc.(2)                62,100
                    2,600  Waters Corp.(2)                                95,030
                                                                    ------------
                                                                       2,580,484
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 1.3%
                    8,800  AdvancePCS(2)                                 244,156
                    2,500  Anthem, Inc.(2)                               127,125
                    4,500  Beverly Enterprises Inc.(2)                    40,950
                    3,000  Covance Inc.(2)                                60,000
                   19,800  First Health Group Corp.(2)                   474,903
                    7,000  HCA Inc.                                      271,530
                    4,100  HCR Manor Care, Inc.(2)                        95,735
                    4,900  Health Management Associates,
                              Inc.(2)                                     95,599
                    4,100  Humana Inc.(2)                                 51,578
                    3,525  Oxford Health Plans, Inc.(2)                  101,555
                    1,100  Rightchoice Managed Care Inc.(2)               76,615
                    9,400  Tenet Healthcare Corp.(2)                     564,000
                    9,000  Triad Hospitals Inc.(2)                       249,750
                    4,900  Wellpoint Health Networks Inc.(2)             577,710
                                                                    ------------
                                                                       3,031,206
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.1%
                    2,700  Alcoa Inc.                               $    104,220
                    5,600  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(2)                          74,760
                    3,200  Nucor Corp.                                   158,336
                                                                    ------------
                                                                         337,316
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.5%
                    4,900  AutoNation, Inc.(2)                            54,194
                    1,706  Bayerische Motoren Werke
                              (BMW) AG ORD                                55,038
                    5,700  Delphi Automotive Systems                      78,204
                   16,586  Ford Motor Co.                                314,138
                    6,100  General Motors Corp.                          303,170
                    2,500  Honda Motor Co., Ltd. ORD                      94,715
                    1,300  Johnson Controls, Inc.                        103,376
                      500  PACCAR Inc.                                    30,458
                    1,500  Superior Industries
                              International, Inc.                         58,575
                                                                    ------------
                                                                       1,091,868
                                                                    ------------
OIL REFINING -- 0.8%
                    8,900  ChevronTexaco Corp.                           756,589
                   13,900  Conoco Inc.                                   380,443
                    1,300  TotalFinaElf SA Cl B ORD                      166,012
                    2,100  Ultramar Diamond Shamrock Corp.               100,800
                    9,600  USX-Marathon Group                            263,040
                    3,400  Valero Energy Corp.                           119,000
                                                                    ------------
                                                                       1,785,884
                                                                    ------------
OIL SERVICES -- 0.4%
                    9,100  Diamond Offshore Drilling, Inc.               252,070
                   14,750  ENI S.p.A. ORD                                173,555
                    2,300  ENSCO International Inc.                       46,276
                    3,100  Suncor Energy, Inc. ORD                        92,953
                    1,824  Talisman Energy, Inc. ORD                      64,364
                    8,000  Transocean Sedco Forex, Inc.                  226,400
                                                                    ------------
                                                                         855,618
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 1.4%
                    8,000  Alleanza Assicurazioni ORD                     84,095
                    1,023  Allianz AG ORD                                242,016
                   25,100  Allstate Corp.                                859,424
                    6,349  American International Group, Inc.            523,158
                    3,000  Chubb Corp. (The)                             210,180
                    4,410  Fidelity National Financial, Inc.             100,151
                    4,800  Horace Mann Educators Corp.                    92,736
                    5,600  Loews Corp.                                   318,248
                    2,400  Mercury General Corporation                   105,000
                      467  Muenchener Rueckversicherungs-
                              Gesellschaft AG ORD                        124,965
                      800  PMI Group, Inc. (The)                          50,520
                      800  Progressive Corp. (Ohio)                      117,224
                    5,700  Prudential PLC ORD                             62,153
                    2,600  Radian Group Inc.                              99,580
                    8,800  Riunione Adriatica di Sicurta SpA
                              ORD                                        107,172

See Notes to Financial Statements                www.americancentury.com      13

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   19,720  Royal & Sun Alliance
                              Insurance Group plc ORD               $    112,647
                      665  Swiss Re ORD                                   67,229
                    9,000  Tokio Marine & Fire Insurance
                              ORD                                         71,188
                                                                    ------------
                                                                       3,347,686
                                                                    ------------
PUBLISHING -- 0.5%
                    1,600  American Greetings Corp. Cl A                  20,880
                    6,600  Belo Corp. Cl A                               118,008
                    5,400  Deluxe Corp.                                  213,408
                    6,100  Dow Jones & Co., Inc.                         308,782
                    4,200  Gannett Co., Inc.                             291,690
                    4,800  McGraw-Hill Companies, Inc.
                              (The)                                      271,200
                    1,940  Wolters Kluwer NV ORD                          42,072
                                                                    ------------
                                                                       1,266,040
                                                                    ------------
RAILROADS -- 0.2%
                    7,300  Burlington Northern Santa Fe
                              Corp.                                      213,963
                    1,362  CP Railway Ltd.(2)                             26,164
                    4,700  Union Pacific Corp.                           258,735
                    3,000  Yamato Transport Co. Ltd. ORD                  57,072
                                                                    ------------
                                                                         555,934
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
                   10,584  Canary Wharf Group Plc ORD(2)                  68,536
                   10,000  Equity Residential Properties Trust           289,500
                    1,400  Health Care Property Investors Inc.            51,996
                    2,000  Public Storage, Inc.                           68,000
                      700  Weingarten Realty Investors                    33,775
                                                                    ------------
                                                                         511,807
                                                                    ------------
RESTAURANTS -- 0.3%
                      800  Applebee's International Inc.                  26,676
                    1,500  Brinker International, Inc.(2)                 42,000
                    1,300  CEC Entertainment Inc.(2)                      48,360
                   11,400  McDonald's Corp.                              305,976
                    6,800  Tricon Global Restaurants, Inc.(2)            322,660
                                                                    ------------
                                                                         745,672
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.8%
                    5,700  Amvescap Plc ORD                               81,299
                    1,000  Bear Stearns Companies Inc.
                              (The)                                       57,500
                    1,600  Eaton Vance Corp.                              51,648
                    7,500  Edwards (A.G.), Inc.                          319,500
                    1,600  Lehman Brothers Holdings Inc.                 105,840
                    5,900  Merrill Lynch & Co., Inc.                     295,531
                    9,200  Morgan Stanley Dean Witter
                              & Co.                                      510,599
                    5,000  Nomura Holdings Inc. ORD                       69,363
                    3,600  Schwab (Charles) Corp.                         51,696
                    1,500  SEI Investments Co.                            60,743
                    5,800  T. Rowe Price Group Inc.                      184,556
                                                                    ------------
                                                                       1,788,275
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 0.9%
                    3,200  Analog Devices, Inc.(2)                  $    136,000
                    3,400  Applied Materials, Inc.(2)                    135,031
                    1,500  Applied Micro Circuits Corp.(2)                20,438
                    1,800  Broadcom Corp.(2)                              79,191
                    3,000  Canon, Inc. ORD                               101,489
                      700  Conexant Systems, Inc.(2)                      10,430
                    4,569  Infineon Technologies AG ORD                   89,793
                   20,500  Intel Corp.                                   669,427
                      800  KLA-Tencor Corp.(2)                            40,180
                    2,500  Lam Research Corp.(2)                          54,788
                    4,000  Linear Technology Corp.                       164,140
                    3,100  Maxim Integrated Products, Inc.(2)            169,895
                    1,200  Microsemi Corp.(2)                             37,332
                    1,100  Murata Manufacturing Co., Ltd.
                              ORD                                         74,336
                    1,200  Novellus Systems, Inc.(2)                      45,654
                    7,900  Texas Instruments Inc.                        253,194
                    5,200  Vishay Intertechnology, Inc.(2)                95,576
                      600  Xilinx, Inc.(2)                                21,663
                                                                    ------------
                                                                       2,198,557
                                                                    ------------
SPECIALTY STORES -- 0.8%
                    1,400  Autozone Inc.(2)                               94,220
                    1,500  Best Buy Co., Inc.(2)                         107,085
                      751  Carrefour SA ORD                               38,934
                    3,500  Circuit City Stores-Circuit City
                              Group                                       61,425
                    1,400  Fred's, Inc.                                   46,592
                    3,300  Hennes & Mauritz AB Cl B
                              ORD                                         65,955
                    7,100  Home Depot, Inc.                              331,286
                    4,200  Lowe's Companies, Inc.                        190,302
                    2,200  Michaels Stores, Inc.(2)                       66,099
                    2,200  NBTY, Inc.(2)                                  25,575
                    1,500  O'Reilly Automotive, Inc.(2)                   50,168
                      600  Office Depot, Inc.(2)                           9,690
                    8,243  PETsMART, Inc.(2)                              72,250
                    9,500  Pier 1 Imports, Inc.                          137,370
                   15,600  RadioShack Corp.                              451,776
                       93  School Specialty Inc.(2)                        2,339
                    1,500  Zale Corp.(2)                                  53,250
                                                                    ------------
                                                                       1,804,316
                                                                    ------------
TELEPHONE -- 1.9%
                   19,200  AT&T Corp.                                    335,808
                   23,000  BellSouth Corp.                               885,500
                   22,073  BT Group PLC ORD                               87,207
                    3,800  CenturyTel Inc.                               128,440
                   22,073  mmO2 plc ORD(2)                                25,580
                    4,500  Qwest Communications
                              International Inc.                          53,550
                   25,100  SBC Communications Inc.                       938,238
                    8,970  Sonera Oyj ORD                                 46,543
                   29,700  Sprint Corp.                                  647,163
                   22,300  Telecom Italia SpA ORD(2)                     112,910

14      1-800-345-2021                         See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------

                    5,400  Telefonica S.A. ORD(2)                   $     73,024
                   22,186  Verizon Communications(3)                   1,042,742
                    5,600  WorldCom, Inc.-WorldCom Group(2)               81,480
                                                                    ------------
                                                                       4,458,185
                                                                    ------------
THRIFTS -- 0.2%
                   11,300  Washington Mutual, Inc.                       353,464
                                                                    ------------
TOBACCO -- 0.5%
                   15,000  Philip Morris Companies Inc.                  707,550
                   10,900  UST Inc.                                      391,310
                                                                    ------------
                                                                       1,098,860
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.2%
                      500  FedEx Corporation(2)                           22,930
                    7,000  United Parcel Service, Inc. Cl B              393,540
                                                                    ------------
                                                                         416,470
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.7%
                      800  Airgate PCS Inc.(2)                            41,880
                    3,200  Alamosa Holdings Inc.(2)                       44,720
                    8,000  AT&T Wireless Services Inc.(2)                111,760
                   14,065  Cable & Wireless plc ORD                       66,251
                    3,500  Nokia Corp. Cl A ADR                           80,535
                       17  NTT DoCoMo, Inc. ORD                          222,042
                    3,200  QUALCOMM Inc.(2)                              187,856
                   16,200  Sprint PCS(2)                                 404,190
                      307  Swisscom AG ORD                                83,761
                    3,400  UTStarcom Inc.(2)                              81,413
                  131,246  Vodafone Group plc ORD                        336,953
                                                                    ------------
                                                                       1,661,361
                                                                    ------------
TOTAL COMMON STOCKS                                                   98,710,878
                                                                    ------------
   (Cost $92,535,924)

MORTGAGE-BACKED SECURITIES(4) -- 13.6%
               $  668,108  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                     704,389
                2,943,354  FHLMC Pool #C52502, 6.50%,
                              5/1/31                                   2,983,326
                  806,368  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                     841,057
                  269,138  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                    277,728
                  978,905  FHLMC Pool #E84162, 6.50%,
                              6/1/16                                   1,007,818
                1,000,000  FNMA, 5.50%, settlement date
                              12/18/01(5)                                994,375
                1,277,843  FNMA Pool #190308, 7.50%,
                              9/1/30                                   1,329,778
                   43,504  FNMA Pool #250576, 7.00%,
                              6/1/26                                      44,923
                1,565,912  FNMA Pool #253112, 7.00%,
                              3/1/30                                   1,613,649
                  655,072  FNMA Pool #323980, 6.00%,
                              4/1/14                                     667,201
                  368,651  FNMA Pool #341477, 6.50%,
                              5/1/11                                     381,136

Principal Amount                                                          Value
--------------------------------------------------------------------------------

              $    19,258  FNMA Pool #343829, 6.50%,
                              4/1/11                                $     19,910
                  111,233  FNMA Pool #346400, 6.50%,
                              5/1/11                                     115,000
                  206,410  FNMA Pool #346779, 6.50%,
                              5/1/11                                     213,400
                  104,451  FNMA Pool #369034, 6.50%,
                              2/1/12                                     107,672
                  252,946  FNMA Pool #373510, 7.50%,
                              3/1/27                                     265,052
                  149,966  FNMA Pool #377181, 6.50%,
                              4/1/12                                     154,590
                  373,310  FNMA Pool #378039, 6.50%,
                              4/1/12                                     384,820
                1,446,339  FNMA Pool #412562, 6.50%,
                              1/1/28                                   1,473,208
                  908,090  FNMA Pool #448031, 6.50%,
                              6/1/29                                     923,369
                  311,915  FNMA Pool #503915, 7.00%,
                              7/1/29                                     321,424
                  890,795  FNMA Pool #504748, 7.00%,
                              7/1/29                                     918,211
                  528,125  FNMA Pool #527077, 7.50%,
                              6/1/15                                     553,329
                1,968,389  FNMA Pool #535908, 6.00%,
                              4/1/31                                   1,950,603
                  246,671  FNMA Pool #537234, 7.00%,
                              5/1/30                                     254,069
                1,580,151  FNMA Pool #542599, 7.50%,
                              8/1/30                                   1,644,373
                1,992,744  FNMA Pool #580063, 6.00%,
                              8/1/31                                   1,974,739
                1,500,000  FNMA Pool #598250, 6.00%,
                              7/1/16                                   1,520,076
                   47,497  GNMA Pool #001991, 9.00%,
                              4/20/25                                     51,503
                   40,046  GNMA Pool #002273, 9.00%,
                              8/20/26                                     43,265
                   37,807  GNMA Pool #009297, 8.25%,
                              7/20/25                                     40,189
                  387,061  GNMA Pool #256771, 6.50%,
                              3/15/28                                    393,524
                  178,038  GNMA Pool #351417, 7.00%,
                              1/15/24                                    185,158
                  116,537  GNMA Pool #355903, 8.00%,
                              9/15/24                                    124,295
                   68,669  GNMA Pool #361446, 8.00%,
                              7/15/24                                     73,241
                   94,526  GNMA Pool #372335, 7.50%,
                              4/15/26                                     99,268
                   76,918  GNMA Pool #377238, 8.50%,
                               7/20/24                                    82,461
                   29,666  GNMA Pool #392995, 8.75%,
                              3/15/25                                     32,152
                   65,125  GNMA Pool #402680, 8.00%,
                              5/15/26                                     69,288
                   24,219  GNMA Pool #402682, 7.50%,
                               6/15/26                                    25,434
                  165,096  GNMA Pool #404303, 8.25%,
                              10/15/24                                   176,691

See Notes to Financial Statements                www.americancentury.com      15

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  522,767  GNMA Pool #404525, 6.50%,
                              2/15/28                               $    531,495
                  328,660  GNMA Pool #412177, 7.00%,
                              9/15/25                                    341,203
                  225,606  GNMA Pool #416856, 7.50%,
                              10/25/25                                   237,305
                   88,655  GNMA Pool #417068, 8.00%,
                              5/15/26                                     94,322
                   18,792  GNMA Pool #417549, 6.00%,
                              4/15/26                                     18,771
                  118,647  GNMA Pool #422006, 7.50%,
                              5/15/26                                    124,599
                  119,800  GNMA Pool #425081, 7.50%,
                              2/15/26                                    125,810
                  446,547  GNMA Pool #431942, 8.25%,
                              7/15/26                                    475,003
                  367,283  GNMA Pool #433786, 6.00%,
                              5/15/28                                    365,382
                  346,923  GNMA Pool #436196, 6.50%,
                              2/15/28                                    352,715
                  373,177  GNMA Pool #456569, 7.50%,
                              11/15/27                                   391,584
                  915,785  GNMA Pool #457351, 7.00%,
                              12/15/27                                   947,285
                  267,396  GNMA Pool #461658, 6.50%,
                               3/15/28                                   271,861
                  294,360  GNMA Pool #462615, 6.50%,
                              3/15/28                                    299,275
                   39,531  GNMA Pool #463081, 6.50%,
                              2/15/28                                     40,191
                  372,765  GNMA Pool #473140, 6.00%,
                              10/15/28                                   370,835
                   34,411  GNMA Pool #474216, 6.50%,
                              4/15/28                                     34,986
                  331,602  GNMA Pool #481773, 6.00%,
                              7/15/28                                    329,885
                  957,767  GNMA Pool #781287, 7.00%,
                              5/15/31                                    988,057
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      31,376,258
                                                                    ------------
   (Cost $30,457,980)

CORPORATE BONDS -- 13.3%
BANKS -- 0.9%
                1,000,000  Bank of America Corp., 6.625%,
                              6/15/04                                  1,064,653
                1,000,000  U.S. Bank Minnesota, N.A., VRN,
                              2.21%, 12/19/01, resets
                              monthly off the 1-month LIBOR
                              plus 0.11% with no caps                  1,000,028
                                                                    ------------
                                                                       2,064,681
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.2%
                  350,000  Georgia-Pacific Group, 8.125%,
                              5/15/11                                    359,149
                                                                    ------------
DRUGS -- 0.4%
                  900,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                    951,557
                                                                    ------------

Principal Amount                                                          Value
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 0.8%
               $  700,000  Cilcorp, Inc., 8.70%, 10/15/09           $    752,006
                1,000,000  Dominion Resources Inc., 6.00%,
                              1/31/03                                  1,028,042
                                                                    ------------
                                                                       1,780,048
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 2.0%
                1,000,000  Amerada Hess Corp., 5.90%,
                              8/15/06                                  1,011,536
                  750,000  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                    725,666
                1,000,000  Burlington Resources Finance Co.,
                              6.50%, 12/1/11                             975,387
                  700,000  Duke Energy Field Services,
                              5.75%, 11/15/06                            689,584
                  600,000  Kerr-McGee Corp., 6.875%,
                              9/15/11                                    606,311
                  600,000  Williams Cos Inc., 7.875%,
                              9/1/21                                     598,259
                                                                    ------------
                                                                       4,606,743
                                                                    ------------
ENTERTAINMENT -- 0.2%
                  500,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                                    537,792
                                                                    ------------
FINANCIAL SERVICES -- 2.1%
                1,000,000  CIT Group Inc., 5.625%,
                              5/17/04                                  1,041,386
                  800,000  Countrywide Home Loans Inc.,
                              5.25%, 6/15/04                             817,746
                1,000,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  1,053,760
                1,000,000  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                            989,511
                  900,000  Household Finance Corp., 6.75%,
                              5/15/11                                    930,007
                                                                    ------------
                                                                       4,832,410
                                                                    ------------
GAS & WATER UTILITIES -- 0.5%
                  500,000  Consolidated Natural Gas
                              Company, 6.25%, 11/1/11                    498,776
                  600,000  KeySpan Gas East Corp., 7.875%,
                              2/1/10                                     667,758
                                                                    ------------
                                                                       1,166,534
                                                                    ------------
GROCERY STORES -- 0.9%
                1,000,000  Delhaize America Inc., 8.125%,
                              4/15/11 (Acquired 5/1/01-
                              7/24/01, Cost $1,039,886)(6)             1,106,951
                  800,000  Kroger Co., 7.65%, 4/15/07                    885,233
                                                                    ------------
                                                                       1,992,184
                                                                    ------------
INDUSTRIAL PARTS -- 0.4%
                1,000,000  Tyco International Group SA,
                              6.125%, 1/15/09                          1,006,609
                                                                    ------------
MEDIA -- 0.4%
                  900,000  Comcast Cable Communications,
                              8.375%, 5/1/07                           1,010,427
                                                                    ------------

16      1-800-345-2021                         See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.4%
               $  800,000  Beckman Coulter Inc., 7.45%,
                              3/4/08                                $    827,644
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.2%
                  500,000  Ford Motor Co., 7.45%, 7/16/31                477,395
                                                                    ------------
OIL REFINING -- 0.4%
                1,000,000  Conoco Funding Co., 6.35%,
                              10/15/11                                 1,017,080
                                                                    ------------
RAILROADS -- 0.2%
                  500,000  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                      485,639
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
                  800,000  EOP Operating LP, 6.75%,
                              2/15/08                                    812,086
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.4%
                1,000,000  Merrill Lynch & Co. Inc.,
                              5.35%, 6/15/04                           1,032,264
                                                                    ------------
TELEPHONE -- 2.0%
                1,000,000  Qwest Capital Funding Inc.,
                              7.25%, 2/15/11                             999,412
                1,000,000  Qwest Corp., 7.625%, 6/9/03                 1,041,961
                1,000,000  Verizon New England Inc., 6.50%,
                              9/15/11                                  1,034,610
                1,000,000  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $1,010,510)(6)             1,041,830
                  600,000  WorldCom, Inc. - WorldCom Group,
                              8.25%, 5/15/31                             617,092
                                                                    ------------
                                                                       4,734,905
                                                                    ------------
THRIFTS -- 0.5%
                1,000,000  Washington Mutual, Inc., 6.875%,
                              6/15/11                                  1,042,511
                                                                    ------------
TOTAL CORPORATE BONDS                                                 30,737,658
                                                                    ------------
   (Cost $30,008,325)

U.S. TREASURY SECURITIES -- 10.8%
                5,725,000  STRIPS - PRINCIPAL, 5.81%,
                              8/15/26(7)                               1,392,861
                4,850,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  5,389,567
                  700,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                    783,180
                1,125,210  U.S. Treasury Inflation Indexed
                              Notes, 3.375%, 1/15/07                   1,140,858
                7,500,000  U.S. Treasury Notes, 4.625%,
                              2/28/03(8)                               7,718,850
                3,500,000  U.S. Treasury Notes, 3.875%,
                              7/31/03                                  3,573,693

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $1,600,000  U.S. Treasury Notes, 4.625%,
                              5/15/06                               $  1,641,938
                3,100,000  U.S. Treasury Notes, 7.00%,
                              7/15/06                                  3,480,116
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        25,121,063
                                                                    ------------
   (Cost $24,855,209)

COMMERCIAL PAPER(9) -- 6.6%
                1,000,000  American Express Credit, 2.35%,
                              12/28/01                                   998,431
                  700,000  American Family Financial
                              Services, Inc., 2.45%, 2/15/02             697,113
                  400,000  American Family Financial
                              Services, Inc., 2.25%, 3/6/02              397,969
                1,000,000  Chevron Transport Corp., 2.05%,
                              3/18/02 (Acquired 11/16/01,
                              Cost $993,053)(6)                          994,324
                  900,000  Chevron UK Investment PLC,
                              1.83%, 3/8/02 (Acquired
                              11/7/01, Cost $894,464)(6)                 895,340
                1,100,000  Credit Suisse First Boston Inc.,
                              2.30%, 4/11/02 (Acquired
                              10/11/01, Cost $1,087,209)(6)            1,092,433
                1,000,000  Emerald Certificates, 2.53%,
                              12/7/01 (Acquired 9/24/01,
                              Cost $994,799)(6)                          999,595
                1,100,000  General Electric Capital Corp.,
                              2.03%, 2/5/02                            1,096,025
                1,000,000  Govco Incorporated, 2.42%,
                              12/4/01 (Acquired 10/3/01,
                              Cost $995,832)(6)                          999,767
                  500,000  Halogen Capital Co. LLC, 2.55%,
                              1/14/02 (Acquired 9/28/01,
                              Cost $496,175)(6)                          498,782
                  500,000  Halogen Capital Co. LLC, 2.50%,
                              1/15/02 (Acquired 10/2/01,
                              Cost $496,354)(6)                          498,754
                1,100,000  Lexington Parker Capital, 2.04%,
                              2/5/02 (Acquired 11/6/01,
                              Cost $1,094,328)(6)                      1,096,025
                1,000,000  Morgan Stanley Dean Witter
                              & Co., 2.35%, 1/11/02                      997,725
                1,100,000  Old Line Funding Corp., 2.38%,
                              1/4/02 (Acquired 10/12/01,
                              Cost $1,093,891)(6)                      1,097,913
                1,000,000  Receivables Capital Corp., 2.25%,
                              1/25/02 (Acquired 10/26/01,
                              Cost $994,313)(6)                          996,967
                  850,000  Rio Tinto America Inc., 2.25%,
                              1/22/02 (Acquired 10/23/01,
                              Cost $845,166)(6)                          847,560
                1,100,000  Spintab-Swedmortgage AB,
                              2.03%, 3/4/02                            1,094,525
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                15,299,248
                                                                    ------------
   (Cost $15,293,449)

See Notes to Financial Statements                www.americancentury.com      17

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 3.7%
               $1,000,000  FHLB, 4.875%, 1/22/02                    $  1,004,081
                1,500,000  FHLB, 5.25%, 1/23/02                        1,507,022
                4,000,000  FHLMC, 5.25%, 2/15/04                       4,165,243
                2,000,000  SLMA MTN, VRN, 1.96%,
                              12/4/01, resets weekly off the
                              3-month T-Bill rate with no caps         2,000,220
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                             8,676,566
                                                                    ------------
   (Cost $8,531,901)

COLLATERALIZED MORTGAGE OBLIGATIONS(4) -- 3.4%
                1,918,680  Chase Mortgage Finance
                              Corporation, Series 2001 S3,
                              Class A1 SEQ, 6.50%,
                              7/25/16                                  1,979,050
                  774,467  First Union National Bank
                              Commercial Mortgage, Series
                              2001 C3, Class A1 SEQ,
                              5.20%, 8/15/23                             790,526
                  800,000  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                            842,350
                  700,000  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                   715,425
                1,200,000  General Motors Acceptance Corp.
                              Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  1,232,993
                  731,005  Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                             764,096
                  561,772  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   581,812
                1,000,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              11/20/08                                 1,038,927
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                            7,945,179
                                                                    ------------
   (Cost $7,677,155)

ASSET-BACKED SECURITIES(4) -- 2.4%
                  600,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    630,399
                  700,000  Connecticut RRB Special Purpose
                              Trust Connecticut Light &
                              Power, Series 2001-1, Class A5
                              SEQ, 6.21%, 12/30/11                       727,755
                  900,000  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3, 6.10%, 8/25/26                  929,735

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  451,166  Delta Air Lines Inc., Series
                              2000-1, Class A1, 7.38%,
                              5/18/10                               $    463,566
                  415,220  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        426,779
                  900,000  PSE&G Transition Funding
                              LLC, Series 2001-1, Class A5
                              SEQ, 6.45%, 3/15/13                        946,122
                  900,000  Reliant Energy Transition Bond Co.
                              LLC, Series 2001-1, Class A4
                              SEQ, 5.63%, 9/15/15                        884,305
                  657,248  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Class AI2 SEQ, 7.08%,
                              9/25/20                                    661,653
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          5,670,314
                                                                    ------------
   (Cost $5,542,216)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 0.7%
                1,615,000  FNMA Discount Notes, 2.20%,
                              3/8/02(9)                                1,607,456
                                                                    ------------
   (Cost $1,605,426)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 0.7%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 2.08%, dated 11/30/01, due
    12/3/01 (Delivery value $1,704,295)                                1,704,000
                                                                    ------------
   (Cost $1,704,000)

TEMPORARY CASH INVESTMENTS -- 2.1%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 2.08%, dated 11/30/01, due
    12/3/01 (Delivery value $4,796,831)                                4,796,000
                                                                    ------------
   (Cost $4,796,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $231,644,620
                                                                    ============
   (Cost $223,007,585)

EQUITY FUTURES CONTRACTS*
                                              Underlying
                         Expiration           Face Amount         Unrealized
      Purchased             Date               at Value              Gain
--------------------------------------------------------------------------------
   6 S&P     500          December
      Futures               2001              $1,704,000            $65,542
                                        ========================================

* EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

18      1-800-345-2021                         See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 2001.

(1) Category is less than 0.05% of total investment securities.

(2) Non-income producing.

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Forward commitment.

(6) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2001, was $12,166,241 which represented 5.2% of net assets.

(7) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(8) Security, or a portion thereof, has been segregated at the custodian bank for forward commitments.

(9) Rates are the yield to maturity at purchase.

See Notes to Financial Statements                www.americancentury.com      19

Strategic Moderate--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                               STRATEGIC     S&P 500        LEHMAN      90-DAY
                               MODERATE                    AGGREGATE    T-BILL
                                                           BOND INDEX   INDEX
================================================================================
INVESTOR CLASS (INCEPTION 2/15/96)
================================================================================
   6 MONTHS(1) ................ -4.15%         -8.67%        5.73%      1.42%
   1 YEAR ..................... -2.37%        -12.23%       11.16%      3.78%
AVERAGE ANNUAL RETURNS
-----------------------------
   3 YEARS ..................... 6.31%          0.54%        6.62%      4.79%
   5 YEARS ..................... 8.41%         10.06%        7.36%      4.90%
   LIFE OF FUND ................ 8.99%         12.23%(2)     7.41%(2)   4.93%(2)
================================================================================
ADVISOR CLASS (INCEPTION 10/2/96)
================================================================================
   6 MONTHS(1) ................ -4.11%         -8.67%        5.73%      1.42%
   1 YEAR ..................... -2.59%        -12.23%       11.16%      3.78%
AVERAGE ANNUAL RETURNS
-----------------------------
   3 YEARS ..................... 6.05%          0.54%        6.62%      4.79%
   5 YEARS ..................... 8.15%         10.06%        7.36%      4.90%
   LIFE OF CLASS ............... 8.60%         11.87%(3)     7.93%(3)   4.91%(3)
================================================================================
INSTITUTIONAL CLASS (INCEPTION 8/1/00)
================================================================================
   6 MONTHS(1) ................ -4.05%         -8.67%        5.73%      1.42%
   1 YEAR ..................... -2.30%        -12.23%       11.16%      3.78%
AVERAGE ANNUAL RETURNS
-----------------------------
   LIFE OF CLASS .............. -4.35%        -14.63%(4)    11.85%(4)   4.40%(4)
================================================================================
C CLASS (INCEPTION 10/2/01)
================================================================================
   LIFE OF CLASS(1) ...........  3.27%(5)       9.72%(6)     0.68%(6)   0.34%(6)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 2/29/96, the date nearest the class's inception for which data are available.

(3) Index data since 9/30/96, the date nearest the class's inception for which data are available.

(4) Index data since 7/31/00, the date nearest the class's inception for which data are available.

(5) Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Return would have been 4.27% if shares were not redeemed during the period.

(6) Index data since 9/30/01, the date nearest the class's inception for which data are available.

See pages 76-79 for information about share classes, returns, and the comparative indices.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph above shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
S&P     500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Moderate's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table at left). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

* Fund data from 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which data are available. Not annualized.

20      1-800-345-2021

Strategic Moderate--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell (pictured on page 6), portfolio managers on the American Century Strategic Allocation funds management team.

HOW DID STRATEGIC ALLOCATION MODERATE PERFORM DURING THE YEAR ENDED NOVEMBER 30,
2001?

     The fund returned -2.37% during the year.* Most of the fund's negative return could be attributed to the declining stock market, but bonds helped limit the portfolio's downside.

WHAT ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION?

     We tend to keep the fund's asset mix close to the neutral position--63%
stocks, 31% bonds, and 6% cash. We made some minor adjustments on a quarterly basis to choose the most attractively valued asset classes based on our risk/reward analysis. We tried to minimize risks to the portfolio and avoided big bets. As a result, we preferred bonds over stocks, which turned out to be a good decision because bonds outperformed stocks by the widest margin in almost
30 years. Within the stock portfolio, we emphasized value stocks over growth shares and U.S. equities over international. In the fixed-income portfolio, we generally favored high-quality bonds with a yield advantage over Treasurys, while minimizing exposure to high-yield debt.

     Every quarter, we reassessed the fund's positioning and rebalanced the portfolio with a slightly conservative tilt. That disciplined approach, combined with the market's movement, helped us sell into the bond market's strength, and buy both international and domestic stocks at relative lows.

WHAT HELPED THE FUND'S PERFORMANCE?

     Many of our allocation decisions panned out well. We held more of the winning asset classes--bonds and value stocks--and less of the losing categories--growth and international shares. In addition, we had success picking large-company stocks, and strong performance in our value-oriented slices boosted the fund's return.

WHAT SECTORS CAUSED THE BIGGEST DECLINES FOR THE FUND AND THE MARKET?

     Technology and telecommunications stocks were responsible for the lion's
share of the S&P     500's losses, as their sky-high valuations were out of sync with real-world growth potential. Many financial stocks also fell--trading and investment-banking activities slumped, and some bank loans went from profitable to problematic during the year.

     In contrast, defensive, value-oriented stocks held up better, as investors sought fundamentally sound businesses with relatively steady growth rates.

HOW WAS THE STOCK PORTFOLIO POSITIONED DURING THE YEAR?

     We positioned the portfolio somewhat defensively because we were concerned about the economy's deterioration and the stock market's high valuation. We overweighted food, beverage, and home-product makers as well as beaten-down retailers. Many of those companies' earnings continued without a hitch, giving the stock portfolio some winners in a down market.

     Another part of our defensive strategy was an underweight in technology stocks. We saw the deterioration in demand for technology products taking shape late last year. As a result, we underweighted the electrical equipment and

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"We preferred bonds over stocks, which turned out to be a good decision because bonds outperformed stocks by the widest margin in almost 30 years."

ASSET ALLOCATION
% OF FUND INVESTMENTS
                                   AS OF NOVEMBER 30, 2001
U.S. STOCKS & EQUITY FUTURES                 47.7%
U.S. BONDS                                   32.2%
FOREIGN STOCKS                               15.2%
MONEY MARKET SECURITIES                       4.9%

[pie chart]

See page 78 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 79-80.

                                                 www.americancentury.com      21

Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

computer hardware industries. We also tried to hold some of the more reasonably-priced technology stocks with realistic outlooks and strong management teams.

WHERE DID STOCK SELECTION FACE DIFFICULTY?

     Stock selection in medium-sized growth companies weighed on the fund's performance somewhat. The mid-cap growth portfolio had a decidedly conservative slant--overweighting health care and underweighting tech--because our growth team's fundamental analysis revealed earnings acceleration in many health care companies. That positioning worked in certain months, but overall it detracted from the fund's performance.

WHAT ABOUT THE INTERNATIONAL STOCK ALLOCATION?

     We kept the portfolio slightly underweight in international stocks because we were concerned that Europe would follow the U.S. in the economic downturn.
The international stocks we did hold were mostly large, established companies based in developed European countries. We also found some opportunities in the beaten-down Japanese market and the United Kingdom.

     Despite weak business conditions, the international team continued to follow its bottom-up investment process of searching for individual businesses with improving earnings. That led the team to take a greater representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, drug makers, and firms that make and sell consumer products.
Growth-oriented stocks took a beating all across the globe, which weighed on the portfolio's international slice.

SWITCHING TO BONDS, WHAT HAPPENED IN THE CORPORATE BOND MARKET?

     A big rally in corporate bonds at the beginning of 2001 was strong enough to make corporates the best-performing bond sector for the fiscal year. The rally was sparked by the Fed's aggressive rate cuts, as it appeared that corporate financial conditions would improve by year-end. Those hopes faded somewhat after the events of September 11, and so did the performance of corporates. The classic cyclicals--raw materials and travel-related businesses--proved to be especially troublesome as corporate conditions worsened. Defensive stalwarts like health care and banks performed better, as investors looked to companies with less exposure to the ups and downs of the business cycle.

HOW DID YOU MANAGE THE CORPORATE BOND ALLOCATION IN THAT ENVIRONMENT?

     We held an overweight allocation in corporate bonds. We also added value by investing the bulk of our corporate holdings in defensive sectors, which didn't get hit as hard by the economic downturn. We worked closely with our credit research team. That helped the fund avoid credit problems when credit-rating downgrades ran rampant.

WHAT ABOUT MORTGAGE-BACKED SECURITIES?

     Falling interest rates weighed on mortgage-backed securities. Lower interest rates caused mortgage refinancing, an unfavorable situation because bondholders get their cash returned to them to reinvest when interest rates are low. We traded some of the portfolio into lower-coupon mortgages that are less likely to be prepaid. We also invested in commercial mortgage-backed securities
(CMBS). That turned out to be a good trade because CMBS were strong performers

[left margin]

FUND'S U.S. STOCKS
                               AS OF NOVEMBER 30, 2001
NUMBER OF COMPANIES                       377
DIVIDEND YIELD                            1.3%
PRICE/EARNINGS RATIO                      27.8

TOP 5 U.S. STOCKS
                                % OF FUND'S      % OF
                                U.S. STOCKS      FUND
CITIGROUP INC.                     2.3%          1.1%
PFIZER, INC.                       2.0%          0.9%
MICROSOFT CORP.                    1.8%          0.8%
EXXON MOBIL CORP.                  1.7%          0.8%
GENERAL ELECTRIC CO.               1.6%          0.7%

FUND'S FOREIGN STOCKS
                               AS OF NOVEMBER 30, 2001
NUMBER OF COMPANIES                      251
DIVIDEND YIELD                           2.8%

TOP 5 FOREIGN STOCKS
                                % OF FUND'S      % OF
                                 FOREIGN         FUND
                                  STOCKS
ROYAL DUTCH PETROLEUM
   CO. NEW YORK SHARES             2.9%          0.4%
KONINKLIJKE AHOLD NV               2.0%          0.3%
NINTENDO CO. LTD.                  1.8%          0.3%
SAMSUNG ELECTRONICS                1.7%          0.3%
BP PLC ADR                         1.7%          0.3%

% OF FUND'S FOREIGN STOCKS
EUROPE                                   52.9%
ASIA/PACIFIC                             35.4%
AMERICAS (EXCLUDING U.S.)                 9.5%
AFRICA                                    2.2%

[pie chart]

22      1-800-345-2021

Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

good trade because CMBS were strong performers during the period. CMBS are backed by loans on commercial real estate, which tend to be refinanced less frequently than home mortgages.

WHAT'S YOUR OUTLOOK FOR THE BOND PORTFOLIO?

     In these uncertain times, we'll continue to stick with our routine practices and procedures. September 11 and its aftermath exacerbated economic weakness, tipping the U.S. economy into a shallow recession. In the near-term, the Federal Reserve seems to be very concerned with stimulating demand, so further rate decisions will depend on the strength of the economic rebound. We think interest rates may fall more, and are likely to stay low for most of 2002.

     We think next year could bring relatively stable Treasury yields, some persistent credit risk in corporate securities, and less mortgage-prepayment risk. We'll favor mortgage-backed securities in that environment, as they'll provide relatively high yields and good credit quality. Overall, it's unlikely that bonds will perform as well in 2002 as they have in 2000-01.

WHAT ABOUT STOCKS?

     The stock market's performance will depend largely on the speed of the economic recovery. Most economists  are expecting a rebound in 2002, but opinions differ on the timing and magnitude. We think significant headwinds exist for the economy, including record levels of consumer debt, global weakness, and overcapacity. However, moderate consumer spending and inventory rebuilding could help in 2002.

     Stocks seem to be priced for a profit rebound, so it's likely that disappointing economic and earnings news would push stocks lower, while upside surprises in the economy and earnings could ignite a rally. We'll continue to adhere to our disciplined stock selection processes, while awaiting further confirmation of a bottoming of economic fundamentals.

WHAT WILL THAT MEAN FOR THE FUND'S  ASSET ALLOCATION?

     We'll keep the portfolio near its neutral asset mix. In the uncertain environment, we don't have strong conviction about the relative values of the different asset classes. By our view, stocks look expensive, as corporate profits have fallen more than stock prices in the last year and a half. Bond prices may have posted their biggest gains already, and their yields are at low absolute levels. Cash is unattractive because money market yields are below the trailing rate of inflation, plus we don't generally make a positive bet on cash.
Rather than making top-down allocation plays, we'll continue to try to add value within each individual slice by choosing securities that outperform their respective benchmarks.

[right margin]

"Most economists are expecting a rebound in 2002, but opinions differ on the timing and magnitude."

FUND'S U.S. BONDS
                               AS OF NOVEMBER 30, 2001
NUMBER OF SECURITIES                     172
WEIGHTED AVERAGE MATURITY              5.5 YRS
AVERAGE DURATION                       4.4 YRS

% OF FUND'S U.S. BONDS
CORPORATE SECURITIES                    31.8%
MORTGAGE-BACKED SECURITIES              26.1%
U.S. TREASURY SECURITIES                25.2%
U.S. GOVT. AGENCY SECURITIES             6.9%
COLLATERALIZED MORTGAGE
   OBLIGATIONS                           5.1%
ASSET-BACKED SECURITIES                  4.9%

[pie chart]

Investment terms are defined in the Glossary on pages 79-80.

                                                 www.americancentury.com      23

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 61.6%
AIRLINES -- 0.1%
                  982,000  China Southern Airlines Co. Ltd.
                              ORD(1)                                $    273,876
                    9,500  Southwest Airlines Co.                        178,125
                                                                    ------------
                                                                         452,001
                                                                    ------------
ALCOHOL -- 0.4%
                   28,500  Anheuser-Busch Companies, Inc.              1,228,350
                   27,300  Constellation Brands, Inc.(1)               1,034,670
                   14,735  Heineken NV ORD                               547,998
                                                                    ------------
                                                                       2,811,018
                                                                    ------------
APPAREL & TEXTILES -- 0.3%
                   21,700  Jones Apparel Group, Inc.(1)                  677,474
                    8,600  Liz Claiborne, Inc.                           429,828
                   18,700  VF Corp.                                      710,226
                                                                    ------------
                                                                       1,817,528
                                                                    ------------
BANKS -- 5.0%
                  395,000  African Bank Investments Limited
                              ORD                                        313,462
                   39,500  Banco Bilbao Vizcaya Argentaria
                              SA ORD                                     486,367
                    5,100  Banco Santander Chile ADR                      80,835
                   67,500  Bank of America Corp.                       4,143,150
                    3,900  Bank of New York Co., Inc. (The)              153,036
                   23,700  Bank One Corp.                                887,328
                   12,600  BRE Bank S.A. ORD                             381,414
                1,067,300  Bank Sinopac ORD(1)                           418,610
                   78,700  Ceska Sporitelna AS ORD(1)                    623,059
                    9,200  Charter One Financial Inc.                    253,460
                  164,033  Citigroup Inc.                              7,857,153
                   10,700  Comerica Inc.                                 549,552
                   60,500  Danske Bank A/S ORD                           957,693
                   28,717  Dexia ORD                                     398,888
                    8,600  Fifth Third Bancorp                           516,559
                   26,600  First Tennessee National Corp.                957,068
                   33,800  First Virginia Banks, Inc.                  1,613,612
                   25,200  Fleet Boston Financial Corp.                  926,100
                    3,370  Greater Bay Bancorp                            81,386
                  477,174  Grupo Financiero Bancomer, S.A.
                              de C.V. Cl O ORD(1)                        368,608
                  315,000  Grupo Financiero Banorte S.A.
                              de C.V. Cl O ORD(1)                        607,476
                   36,650  Hana Bank ORD                                 400,317
                   18,000  Hansabank Ltd. ORD                            151,539
                   45,100  HSBC Holdings Plc ORD                         543,556
                  893,280  International Bank of Taipei ORD              269,904
                      543  Julius Baer Holding AG ORD                    179,898
                   23,600  KeyCorp                                       540,440
                    6,500  Komercni Banka a.s. ORD(1)                    179,143
                   31,828  Kookmin Bank ORD(1)                         1,229,946
                   41,100  Lloyds TSB Group plc ORD                      423,243
                   13,600  Marshall & Ilsley Corp.                       835,448

Shares                                                                    Value
--------------------------------------------------------------------------------

                   12,549  National Australia Bank ORD              $    206,299
                   19,500  National City Corp.                           546,000
                   15,700  PNC Financial Services Group                  909,815
                   16,000  Powszechny Bank Kredytowy
                              ORD                                        419,364
                   33,485  Royal Bank of Scotland Group
                              plc ORD                                    776,094
                    7,900  State Street Corp.                            413,486
                    6,700  SunTrust Banks, Inc.                          423,842
                    4,500  Synovus Financial Corp.                       105,750
              141,000,000  Turk Ekonomi Bankasi ORD(1)                   257,410
                   38,347  U.S. Bancorp                                  727,826
                   12,947  UBS AG ORD                                    644,590
                   67,500  UniCredito Italiano ORD                       254,663
                   17,600  UnionBanCal Corp.                             646,624
                   44,300  Wachovia Corp.                              1,371,085
               78,000,000  Yapi ve Kredi Bankasi A.S. ORD(1)             195,133
                    8,200  Zagrebacka Banka GDR                          174,865
                    7,900  Zions Bancorporation                          381,373
                                                                    ------------
                                                                      35,782,469
                                                                    ------------
CHEMICALS -- 1.1%
                    2,728  Air Liquide ORD                               387,485
                   23,600  Air Products & Chemicals, Inc.              1,078,992
                   13,600  Ashland Inc.                                  580,040
                    7,500  Engelhard Corp.                               209,625
                    8,400  FMC Corp.(1)                                  449,820
                    1,100  Goodyear Tire & Rubber Co.
                              (The)                                       24,640
                    6,200  Henkel KGaA ORD(1)                            356,148
                    9,200  Lubrizol Corp.                                293,388
                   17,700  Minerals Technologies Inc.                    791,190
                   16,700  Minnesota Mining &
                              Manufacturing Co.                        1,913,485
                   15,200  Praxair, Inc.                                 804,384
                    1,400  Scotts Co. (The) Cl A(1)                       61,334
                   14,600  Sherwin-Williams Co.                          408,654
                   25,100  Ultrapar Participacoes S.A. ADR               166,915
                                                                    ------------
                                                                       7,526,100
                                                                    ------------
CLOTHING STORES -- 0.3%
               29,000,000  Aksa Akrilik Kimya Sanayii A.S.
                              ORD(1)                                     387,254
                   33,900  Foot Locker Inc.(1)                           547,146
                   21,400  Intimate Brands, Inc.                         307,090
                   34,700  Limited, Inc. (The)                           483,024
                    4,500  Talbots, Inc.                                 147,510
                                                                    ------------
                                                                       1,872,024
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 1.7%
                    8,400  Avocent Corp.(1)                              200,046
                   86,700  Compaq Computer Corp.                         880,005
                   15,400  Computer Network Tech Corp.(1)                288,365
                   70,800  DataTec Limited ORD(1)                        102,029
                   51,600  Dell Computer Corp.(1)                      1,440,930
                   82,500  EMC Corp. (Mass.)                           1,385,175
                   16,200  Gateway Inc.(1)                               152,280

24      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   34,600  Hewlett-Packard Co.                       $   760,854
                   83,000  Hon Hai Precision Industry ORD                349,651
                   37,800  International Business Machines
                              Corp.                                    4,369,302
                   11,700  MCSi, Inc.(1)                                 242,483
                    4,600  Network Appliances, Inc.(1)                    70,955
                    6,900  Pitney Bowes, Inc.                            286,212
                   47,400  Sun Microsystems, Inc.(1)                     675,213
                   15,500  Tech Data Corp.(1)                            710,908
                                                                    ------------
                                                                      11,914,408
                                                                    ------------
COMPUTER SOFTWARE -- 2.2%
                    6,000  Adobe Systems Inc.                            192,450
                    4,300  Cerner Corp.(1)                               227,535
                    6,000  Check Point Software
                              Technologies Ltd.(1)                       230,070
                   69,100  Computer Associates
                              International, Inc.                      2,298,956
                   26,500  Dendrite International, Inc.(1)               346,488
                    6,000  Infosys Technologies Limited ORD              487,705
                   13,500  Intuit Inc.(1)                                592,785
                   20,600  Mentor Graphics Corp.(1)                      467,105
                   94,100  Microsoft Corp.(1)                          6,042,160
                   50,900  Network Associates Inc.(1)                  1,169,428
                  125,300  Oracle Corp.(1)                             1,757,332
                   19,090  Retalix Ltd. ORD(1)                           292,617
                    4,700  Siebel Systems, Inc.(1)                       105,116
                    7,900  Sybase, Inc.(1)                               113,760
                    9,800  Symantec Corp.(1)                             636,461
                   16,500  Veritas Software Corp.(1)                     641,768
                                                                    ------------
                                                                      15,601,736
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.7%
               10,715,000  Cimsa Cimento Sanayi VE Tica                   99,615
                  312,000  Consorcio ARA, S.A. de C.V. ORD(1)            504,676
                   68,000  Corporacion GEO, S.A. de C.V.,
                              Series B ORD(1)                             79,419
                   12,500  Elcor Corp.                                   308,875
                    5,600  Fluor Corporation                             211,960
                  435,000  Gamuda Berhad ORD                             505,974
                  521,700  Land & House Public
                              Company Limited ORD(1)                     439,501
                   18,000  Lennar Corp.                                  669,600
                   32,000  Martin Marietta Materials, Inc.             1,360,001
                   11,000  Orascom Construction Industries
                              ORD                                         83,335
                  294,000  Road Builder (M) Holdings
                              Berhad ORD                                 340,421
                    8,800  Vinci SA ORD                                  494,460
                                                                    ------------
                                                                       5,097,837
                                                                    ------------
CONSUMER DURABLES -- 0.7%
                   15,500  Black & Decker Corporation                    574,120
                   11,800  Bulgari SPA ORD                               100,141
                    6,900  Carlisle Companies, Inc.                      231,564
                   17,100  Humax Co. Ltd. ORD                            399,854
                   23,581  KoninklijkePhilips Electronics N.V.
                              New York Shares                            638,338

Shares                                                                    Value
--------------------------------------------------------------------------------

                   21,600  Miller (Herman), Inc.                    $    472,284
                    2,100  Mohawk Industries, Inc.(1)                     96,306
                   36,000  Sharp Corp. ORD                               466,702
                    9,000  Swatch Group AG ORD                           172,655
                   20,308  TPG NV ORD                                    414,938
              173,556,815  Vestel Elektronik Sanayi ORD(1)               375,508
                   13,800  Whirlpool Corp.                               907,487
                                                                    ------------
                                                                       4,849,897
                                                                    ------------
DEFENSE/AEROSPACE -- 1.3%
                   13,250  Alliant Techsystems Inc.(1)                 1,044,100
                   90,000  BAE Systems PLC ORD                           409,491
                   52,100  Boeing Co.                                  1,828,710
                   10,200  EDO Corp.                                     248,166
                   20,500  Embraer Empresa Brasileira de
                              Aeronautica S.A. ADR                       379,250
                    3,400  General Dynamics Corp.                        282,710
                   41,300  Honeywell International Inc.                1,368,682
                   16,400  ITT Industries, Inc.                          804,256
                   27,800  Lockheed Martin Corp.                       1,291,310
                   25,000  Raytheon Company                              819,250
                   23,400  Rockwell Collins                              393,588
                   10,000  TRW Inc.                                      390,200
                                                                    ------------
                                                                       9,259,713
                                                                    ------------
DEPARTMENT STORES -- 1.7%
                   90,300  Dixons Group plc ORD                          314,260
                    4,100  Family Dollar Stores, Inc.                    122,180
                   33,800  Federated Department Stores,
                              Inc.(1)                                  1,250,600
                   37,700  GUS Plc ORD                                   336,072
                    6,089  KarstadtQuelle AG ORD                         222,359
                   26,000  Kingfisher PLC ORD                            148,335
                   79,000  Kmart Corp.(1)                                481,900
                    6,300  Kohl's Corp.(1)                               427,455
                    7,700  LG Home Shopping Inc. ORD(1)                  340,063
               82,462,400  Lojas Americanas S.A. ORD(1)                  107,746
                   74,300  Marks & Spencer Plc ORD                       369,320
                   23,300  May Department Stores Co. (The)               835,072
                   61,364  Next plc ORD                                  785,961
                   35,100  Sears, Roebuck & Co.                        1,597,401
                  267,600  Super Group Limited ORD                       243,628
                   10,800  Target Corp.                                  405,432
                  136,533  Tesco plc ORD                                 468,343
                   65,600  Wal-Mart Stores, Inc.                       3,617,839
                                                                    ------------
                                                                      12,073,966
                                                                    ------------
DRUGS -- 5.1%
                    8,900  Allergan, Inc.                                671,861
                    6,097  Altana AG ORD                                 304,882
                   16,200  American Home Products Corp.                  973,620
                   22,160  AmerisourceBergen Corp.                     1,318,298
                   22,200  Amgen Inc.(1)                               1,472,415
                   19,000  Aventis SA ORD                              1,328,094
                    2,800  Barr Laboratories, Inc.(1)                    204,540
                   12,316  Biovail Corp. International(1)                673,808
                   52,200  Bristol-Myers Squibb Co.                    2,806,272

See Notes to Financial Statements                www.americancentury.com      25

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   12,200  Cardinal Health, Inc.                    $    833,504
                    5,000  CV Therapeutics, Inc.(1)                      275,725
                    5,200  D&K Healthcare Resources Inc.                 240,734
                   18,400  Dr. Reddy's Laboratories Ltd. ORD             365,102
                   13,100  Egis Gyogszergyar Rt. ORD                     542,996
                    5,800  Elan Corp. plc ADR(1)                         256,476
                   11,400  First Horizon Pharmaceutical
                              Corp.(1)                                   277,818
                    4,300  Forest Laboratories, Inc.(1)                  304,440
                    5,900  Genzyme Corp.(1)                              322,288
                   20,275  GlaxoSmithKline Plc ADR                     1,030,173
                   25,600  Immunex Corp.(1)                              691,328
                   13,451  IVAX Corp.(1)                                 277,091
                      800  Lek Pharmaceutical &
                              Chemical Co. d.d. ORD                      139,233
                   16,200  Lilly (Eli) & Co.                           1,339,254
                   48,300  Merck & Co., Inc.                           3,272,325
                   33,400  Mylan Laboratories Inc.                     1,151,632
                  614,300  Network Healthcare Holdings
                              ORD                                        173,463
                   21,044  Novartis AG ORD                               740,769
                   32,966  Novo Nordisk A/S Cl B ORD                   1,281,782
                  154,825  Pfizer, Inc.                                6,705,470
                   32,400  Pharmacia Corp.(2)                          1,438,560
                   22,600  Protein Design Labs, Inc.(1)                  848,517
                   62,100  Ranbaxy Laboratories Ltd. ORD(1)              974,774
                   23,954  Sanofi-Synthelabo S.A. ORD                  1,661,498
                    4,500  Sepracor Inc.(1)                              224,460
                   21,000  Shionogi & Co. Ltd. ORD                       360,321
                   16,600  SICOR Inc.(1)                                 281,121
                   37,700  Smith & Nephew Plc ORD                        201,643
                    5,000  Takeda Chemical Industries, Ltd.
                              ORD                                        227,964
                   18,917  Transkaryotic Therapies Inc.(1)               808,134
                    6,100  Watson Pharmaceuticals, Inc.(1)               182,573
                                                                    ------------
                                                                      37,184,958
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.5%
                    9,900  AVX Corp.                                     205,920
                   15,000  Celestica Inc.(1)                             634,350
                    5,900  CIENA Corp.(1)                                104,696
                  155,400  Cisco Systems Inc.(1)                       3,175,599
                    8,600  CommScope, Inc.(1)                            169,592
                    6,906  Comverse Technology, Inc.(1)                  147,754
                   15,100  Corning Inc.                                  142,393
                   11,200  Digital Lightwave, Inc.(1)                    100,968
                   37,692  Dover Corp.                                 1,389,327
                   12,800  Enterasys Networks Inc.(1)                    126,848
                   16,500  Flextronics International Ltd. ADR(1)         412,418
                   11,500  Jabil Circuit, Inc.(1)                        302,450
                   18,200  JDS Uniphase Corp.(1)                         183,456
                   13,600  Juniper Networks, Inc.(1)                     334,220
                   22,000  Littelfuse, Inc.(1)                           548,790
                    7,800  McData Corp. Cl A(1)                          196,170
                   37,000  NEC Corp. ORD                                 375,808
                   10,900  Nortel Networks Corp.                          85,020

Shares                                                                    Value
--------------------------------------------------------------------------------

                    7,400  Scientific-Atlanta, Inc.                 $    198,986
                    3,300  Siemens AG ORD                                195,181
                   11,800  Sony Corp. ORD                                556,184
                   16,800  Tektronix, Inc.(1)                            377,664
                   42,790  Telson Electronics Co. Ltd. ORD(1)            169,068
                   94,000  United Heavy Machinery
                              Uralmash-Izhora Group ORD(1)               376,000
                   50,629  You Eal Electronics Co. Ltd. ORD(1)           467,160
                                                                    ------------
                                                                      10,976,022
                                                                    ------------
ELECTRICAL UTILITIES -- 1.2%
                    4,100  Allegheny Energy, Inc.                        142,885
                3,906,210  Companhia de Transmissao de
                              Energia Eletrica Paulista ORD                9,362
                    2,800  Dominion Resources Inc. (Va.)                 163,660
                   12,800  DTE Energy Company                            528,640
                    5,000  Entergy Corp.                                 184,500
                   12,200  Exelon Corp.                                  544,242
                   58,700  FPL Group, Inc.                             3,251,980
                   35,500  Mirant Corp.(1)                               866,555
                   44,600  NRG Energy Inc.(1)                            754,632
                   25,000  PPL Corporation                               889,250
                    5,700  Reliant Energy, Inc.                          145,635
                   15,500  TXU Corp.                                     699,050
                   29,100  Wisconsin Energy Corp.                        635,835
                                                                    ------------
                                                                       8,816,226
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 2.0%
                   40,800  BP Plc ORD                                    301,731
                   41,500  BP Plc ADR                                  1,833,055
                    3,100  Burlington Resources, Inc.                    108,934
                  153,400  Exxon Mobil Corp.                           5,737,160
                   86,200  Occidental Petroleum Corp.                  2,155,000
                   21,880  Phillips Petroleum Co.                      1,217,184
                   65,838  Royal Dutch Petroleum Co.
                              New York Shares                          3,182,609
                                                                    ------------
                                                                      14,535,673
                                                                    ------------
ENTERTAINMENT -- 0.5%
                   89,950  AOL Time Warner Inc.(1)                     3,139,255
                    9,500  Carnival Corp. Cl A                           248,045
                                                                    ------------
                                                                       3,387,300
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.3%
                   76,700  Waste Management, Inc.                      2,247,310
                                                                    ------------
FINANCIAL SERVICES -- 3.1%
                    4,000  Acom Co. Ltd. ORD                             324,504
                   10,400  American Express Co.                          342,264
                   10,100  AON Corp.                                     361,883
                   38,737  Barclays plc ORD                            1,187,888
                  626,000  China Everbright Limited ORD                  485,638
                   12,000  Countrywide Credit Industries, Inc.           509,760
                   21,600  Credicorp Limited                             190,296
                   32,700  Credit Suisse Group ORD                     1,264,586
                   37,800  Fannie Mae                                  2,971,080
                    9,000  Fortis (NL) NV ORD                            210,183
                   19,600  Freddie Mac                                 1,296,932

26      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                  138,900  General Electric Co.                     $  5,347,650
                   16,600  Household International, Inc.                 979,234
                   21,900  Housing Development Finance
                              Corp. Ltd. ORD                             315,638
                   26,146  ING Groep N.V. ORD                            684,178
                    9,300  Investors Financial Services Corp.            613,940
                   17,300  MBIA Inc.                                     881,089
                   26,300  MBNA Corp.                                    847,912
                   11,700  Metris Companies Inc.                         242,775
                   14,800  MGIC Investment Corp.                         866,540
                  475,200  National Finance and Securities
                              Public Co., Ltd. Cl F ORD(1)               115,770
                1,038,784  National Finance Public Company
                              Limited ORD(1)                             224,691
                    4,600  Student Loan Corp. (The)                      352,452
                   16,000  USA Education Inc.                          1,361,120
                  632,000  Yuanta Core Pacific Securities
                              Co. ORD(1)                                 385,590
                                                                    ------------
                                                                      22,363,593
                                                                    ------------
FOOD & BEVERAGE -- 2.3%
                   19,985  Archer-Daniels-Midland Co.                    307,569
                   21,605  British American Tobacco plc ORD              174,106
                   35,400  Campbell Soup Company                       1,037,574
                1,326,000  Chaoda Modern Agriculture ORD(1)              403,822
                  310,000  Chou Chin Industrial Co. Ltd. ORD             137,798
                   14,100  Coca-Cola Company (The)                       662,136
                   17,400  Coca-Cola FEMSA, S.A. de C.V.
                              ADR                                        326,250
                   31,700  ConAgra, Inc.                                 728,149
                   68,831  Diageo plc ORD                                736,302
                    8,514  Dole Food Company, Inc.                       200,505
                   29,200  Fleming Companies Inc.                        756,280
                  590,000  Global Bio-Chem Technology
                              Group Co. Ltd. ORD                         204,267
                  124,900  Grupo Continental, S.A. ORD                   162,384
                   79,500  Grupo Modelo S.A. de C.V.
                              Series C ORD                               181,739
                   10,160  Hain Celestial Group, Inc. (The)(1)           267,868
                   19,900  Heinz (H.J.) Co.                              758,588
                  350,600  Illovo Sugar Ltd. ORD                         240,675
                  206,000  IOI Corporation Berhad ORD                    194,074
                    8,400  Kraft Foods Inc.                              278,208
                    8,819  Nestle S.A. ORD                             1,823,417
                   68,500  PepsiCo, Inc.                               3,331,155
                   39,547  Reckitt Benckiser PLC ORD                     520,626
                   12,600  Sara Lee Corp.                                275,688
                   30,200  Smithfield Foods Inc.(1)                      764,060
                   15,026  Sun Interbrew Ltd. GDR(1)                      75,130
                   15,700  SYSCO Corp.                                   386,063
               57,000,000  Tat Konserve Sanayii A.S. ORD                 373,835
                    2,442  Unilever N.V. ORD                             139,182
                    5,800  Unilever N.V. New York Shares                 330,020
                      900  Vina Concha Y Toro S.A. ADR                    35,100
                    9,300  Wrigley (Wm.) Jr. Company                     470,022
                                                                    ------------
                                                                      16,282,592
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.4%
                   10,985  CRH plc ORD                              $    178,672
                   47,000  Hanson Plc ORD                                316,578
                    8,458  International Paper Co.                       337,897
                    3,453  Lafarge SA ORD                                317,177
                   24,500  Pactiv Corp.(1)                               428,750
                   29,100  Sappi Limited ORD                             303,184
                   25,700  Siam Cement ORD(1)                            262,149
                    5,000  Sonoco Products Co.                           123,050
                   16,800  Votorantim Celulose e Papel SA
                              ADR                                        252,840
                    6,600  Westvaco Corp.                                188,826
                                                                    ------------
                                                                       2,709,123
                                                                    ------------
GAS & WATER UTILITIES -- 0.9%
                   46,000  AGL Resources Inc.                            985,780
                   87,491  Centrica plc ORD                              265,799
               68,246,300  Cia Paranaense de Energia ORD                 454,064
                   13,959  E.On AG ORD                                   696,896
                9,000,000  Eletropaulo Metropolitana de Sao
                              Paulo SA ORD                               277,756
                   49,500  Hong Kong Electric Holdings
                              ORD                                        181,215
                   10,500  Korea Electric Power Corp. ORD                190,457
                   26,237  Sempra Energy                                 607,649
                   26,800  Suez SA ORD                                   810,568
                   73,200  Unified Energy Systems ADR                  1,061,400
                   12,100  Utilicorp United Inc.                         311,091
                   28,500  WGL Holdings Inc.                             790,020
                                                                    ------------
                                                                       6,632,695
                                                                    ------------
GROCERY STORES -- 0.4%
                   73,800  Koninklijke Ahold NV ORD                    2,182,484
                   25,600  Koninklijke Ahold NV ADR                      749,568
                    5,700  Safeway Inc.(1)                               253,992
                                                                    ------------
                                                                       3,186,044
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.3%
                    9,537  American Power Conversion
                              Corp.(1)                                   131,277
                    5,100  Cummins Inc.                                  184,926
                    2,500  Eaton Corp.                                   174,025
                   32,000  Emerson Electric Co.                        1,729,920
                   16,300  Rockwell International Corp.                  268,950
                                                                    ------------
                                                                       2,489,098
                                                                    ------------
HEAVY MACHINERY -- 0.2%
                    3,000  Caterpillar Inc.                              142,260
                    4,300  Deere & Co.                                   171,957
                   13,000  Samyoung Heat Exchanger Co.
                              Ltd. ORD(1)                                262,461
                   63,000  Sanyo Electric Company Ltd. ORD               325,056
                   93,000  Toshiba Corp. ORD                             396,852
                                                                    ------------
                                                                       1,298,586
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      27

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
HOME PRODUCTS -- 1.0%
                   43,200  Clorox Company                           $  1,707,264
                    9,000  Colgate-Palmolive Co.                         525,240
                   21,000  Fortune Brands, Inc.                          824,670
                   25,300  Gillette Company                              827,310
                   16,000  KAO Corp. ORD                                 341,378
                    2,200  Kimberly-Clark Corp.                          127,974
                   29,900  Procter & Gamble Co. (The)                  2,316,054
                   10,100  Tupperware Corp.                              198,566
                                                                    ------------
                                                                       6,868,456
                                                                    ------------
HOTELS -- 0.1%
                   13,786  Accor SA ORD                                  457,110
                                                                    ------------
INDUSTRIAL PARTS -- 1.1%
                   12,500  Magna International Inc. Cl A                 788,750
                   14,100  Parker-Hannifin Corp.                         578,805
                   15,600  Shaw Group Inc. (The)(1)                      419,484
                    1,400  SMC Corp. ORD                                 141,403
                   15,200  Snap-on Inc.                                  475,760
                    6,500  Stanley Works (The)                           271,635
                   87,865  Tyco International Ltd.                     5,166,462
                    8,200  York International Corp.                      299,300
                                                                    ------------
                                                                       8,141,599
                                                                    ------------
INDUSTRIAL SERVICES -- 0.2%
                    3,413  Adecco SA ORD                                 176,678
                   29,800  Capita Group plc ORD                          199,343
                  119,688  Compass Group Plc ORD                         857,822
                    1,348  ISS A/S ORD(1)                                 74,644
                   23,400  Securitas AB Cl B ORD                         418,280
                                                                    ------------
                                                                       1,726,767
                                                                    ------------
INFORMATION SERVICES -- 2.2%
                    4,000  ADVO, Inc.(1)                                 152,800
                   17,900  Affiliated Computer Services Inc.(1)        1,671,502
                    6,171  Altran Technologies SA ORD                    275,899
                      446  Amadeus Global Travel
                              Distribution SA ORD                          2,398
                  123,200  Autostrade Concessioni e
                              Costruzioni Autostrade SpA
                              ORD                                        819,210
                    4,000  Ceridian Corp.(1)                              73,200
                   37,800  CGI Group Inc. ORD(1)                         281,673
                   40,200  Computer Sciences Corp.(1)                  1,915,530
                    9,660  Computerland Poland S.A. ORD(1)               256,757
                   19,900  Elbit Systems Ltd. ORD                        353,914
                   17,800  Electronic Data Systems Corp.               1,232,116
                   28,818  Exel plc ORD                                  328,825
                    4,900  Fair, Isaac and Co., Inc.                     289,786
                   34,900  First Data Corp.                            2,556,076
                    8,300  IMS Health Inc.                               169,984
                    3,257  Misys plc ORD                                  14,807
                    4,000  NCSoft Corporation ORD(1)                     476,341
                   11,100  Nintendo Co., Ltd. ORD                      1,913,560
                    7,400  Omnicom Group Inc.                            635,364
                   19,000  Perot Systems Corp.(1)                        348,650

Shares                                                                    Value
--------------------------------------------------------------------------------

                    5,650  Prokom Software SA ORD(1)                $    141,831
                   77,247  Rentokil Initial plc ORD                      280,952
                   14,700  Sabre Holdings Corp.(1)                       509,943
                   14,400  Viad Corp.                                    299,088
                   11,600  Vivendi Environnement ORD                     426,209
                                                                    ------------
                                                                      15,426,415
                                                                    ------------
INVESTMENT TRUSTS -- 1.6%
                   26,500  iShares MSCI EAFE Index Fund                3,150,850
                    7,300  iShares Russell 1000 Value Index
                              Fund                                       398,580
                    7,500  iShares S&P 500 Index Fund                    856,500
                    9,100  iShares S&P 500/BARRA
                              Value Index Fund                           496,132
                   53,300  Nasdaq 100-Index Tracking
                              Stock(1)                                 2,119,208
                   41,500  Standard and Poor's 500
                              Depositary Receipt                       4,746,770
                                                                    ------------
                                                                      11,768,040
                                                                    ------------
LEISURE -- 0.5%
                   20,800  Action Performance Cos. Inc.(1)               687,856
                   26,400  Eastman Kodak Co.                             799,128
                    2,905  Fairmont Hotels & Resorts Inc.(1)              62,022
                   15,800  GTECH Holdings Corp.(1)                       709,262
                    6,100  International Game Technology(1)              378,139
                  613,000  Magnum Corp. Berhad ORD                       345,216
                   19,800  Mattel, Inc.                                  364,518
                                                                    ------------
                                                                       3,346,141
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.5%
                   10,100  Aflac Inc.                                    276,740
                   16,500  CIGNA Corp.                                 1,505,295
                    7,100  Lincoln National Corp.                        338,670
                   28,700  MetLife, Inc.                                 787,241
                   13,900  Torchmark Corp.                               548,355
                                                                    ------------
                                                                       3,456,301
                                                                    ------------
MEDIA -- 1.1%
                   42,900  British Sky Broadcasting Plc
                              ORD(1)                                     523,160
                   18,400  Charter Communications, Inc.(1)               282,900
                    3,000  Cheil Communications Inc. ORD                 286,278
                   10,400  Clear Channel Communications,
                              Inc.(1)                                    485,992
                   54,500  Disney (Walt) Co.                           1,115,614
                    9,700  Gemstar - TV Guide International,
                              Inc.(1)                                    268,933
                    4,900  Grupo Televisa S.A. GDR(1)                    170,030
                   23,800  LG Ad Inc. ORD                                262,776
                   56,958  Mediaset SpA ORD                              426,719
                   31,000  MediaTek Inc. ORD(1)                          364,759
                   12,900  News Corp. Ltd. (The) ADR                     396,030
                   26,600  Pearson plc ORD                               313,760
                  127,400  Reed International PLC ORD                  1,072,093
                   16,746  USA Networks Inc.(1)                          376,952
                   18,813  Viacom, Inc. Cl B(1)                          821,187

28      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   37,273  WPP Group plc ORD                        $    364,163
                                                                    ------------
                                                                       7,531,346
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 1.7%
                   16,500  Abbott Laboratories                           907,500
                   17,200  Baxter International, Inc.                    894,400
                    7,000  Beckman Coulter Inc.                          293,300
                   19,200  Becton Dickinson & Co.                        650,304
                    7,400  Biomet Inc.                                   207,311
                   12,200  Boston Scientific Corp.(1)                    324,520
                   26,300  Guidant Corp.(1)                            1,283,703
                   13,800  Haemonetics Corp.(1)                          558,900
                   68,100  Johnson & Johnson                           3,966,825
                   22,200  Medtronic, Inc.                             1,049,616
                   23,438  Novoste Corp.(1)                              245,044
                    7,600  Patterson Dental Co.(1)                       291,384
                   17,200  PerkinElmer, Inc.                             476,784
                    6,900  Schein (Henry), Inc.(1)                       277,035
                    5,900  Therasense Inc.(1)                            137,175
                    4,900  Varian Medical Systems, Inc.(1)               338,100
                   14,000  Waters Corp.(1)                               511,700
                                                                    ------------
                                                                      12,413,601
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 2.2%
                   46,700  AdvancePCS(1)                               1,295,692
                    7,200  Anthem, Inc.(1)                               366,120
                   29,200  Beverly Enterprises Inc.(1)                   265,720
                   16,300  Covance Inc.(1)                               326,000
                  107,300  First Health Group Corp.(1)                 2,573,591
                   18,400  HCA Inc.                                      713,736
                   22,400  HCR Manor Care, Inc.(1)                       523,040
                   26,600  Health Management Associates,
                              Inc.(1)                                    518,966
                   22,100  Humana Inc.(1)                                278,018
                   19,281  Oxford Health Plans, Inc.(1)                  555,486
                    5,800  Rightchoice Managed Care Inc.(1)              403,970
                   51,800  Tenet Healthcare Corp.(1)                   3,108,000
                   48,700  Triad Hospitals Inc.(1)                     1,351,425
                   26,700  Wellpoint Health Networks Inc.(1)           3,147,929
                                                                    ------------
                                                                      15,427,693
                                                                    ------------
MINING & METALS -- 0.3%
                   13,500  Alcoa Inc.                                    521,099
               28,300,000  Companhia Siderurgica de Tubarao
                              ORD(1)                                     225,719
                   29,200  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(1)                         389,820
                    8,935  Grupa Kety SA ORD(1)                           99,393
                   53,200  Industrias Penoles SA ORD                      46,111
                    8,500  Nucor Corp.                                   420,580
                    4,425  Siderar S.A.I.C. Cl A ORD(1)                    3,275
                  118,100  Siderca S.A.I.C. ORD                          141,720
                    9,500  Tubos de Acero de Mexico, SA
                              ADR                                         75,145
                  286,000  Yanzhou Coal Mining Co. Ltd. ORD               91,683
                                                                    ------------
                                                                       2,014,545
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.6%
                   25,100  AutoNation, Inc.(1)                      $    277,606
                    6,575  Bayerische Motoren Werke
                              (BMW) AG ORD                               212,119
                   16,200  Delphi Automotive Systems                     222,264
                   51,183  Ford Motor Co.                                969,405
                   18,200  General Motors Corp.                          904,540
                   10,400  Honda Motor Co., Ltd. ORD                     394,013
                   16,240  Hyundai Motor Co. Ltd. ORD                    325,312
                    6,300  Johnson Controls, Inc.                        500,976
                    2,900  PACCAR Inc.                                   176,654
                    3,700  Superior Industries International,
                              Inc.                                       144,485
                                                                    ------------
                                                                       4,127,374
                                                                    ------------
MULTI-INDUSTRY(3)
                  233,700  Murray & Roberts Holdings
                              ORD(1)                                     176,356
                                                                    ------------
OIL REFINING -- 1.0%
                   31,500  ChevronTexaco Corp.                         2,677,815
                   36,400  Conoco Inc.                                   996,268
                    1,300  Sunoco, Inc.                                   47,528
                    5,700  TotalFinaElf SA Cl B ORD                      727,898
                    9,200  Ultramar Diamond Shamrock Corp.               441,600
                   50,800  USX-Marathon Group                          1,391,920
                   18,300  Valero Energy Corp.                           640,500
                                                                    ------------
                                                                       6,923,529
                                                                    ------------
OIL SERVICES -- 0.7%
                   22,900  Diamond Offshore Drilling, Inc.               634,330
                   63,400  ENI S.p.A. ORD                                745,994
                   12,000  ENSCO International Inc.                      241,440
                   30,800  MOL Magyar Olaj-es Gazipari Rt.
                              ORD(1)                                     553,878
                  302,300  PTT Public Company Limited
                              ORD(1)                                     240,904
                  400,000  Reliance Petroleum Ltd. ORD(1)                293,344
                   14,200  Suncor Energy, Inc. ORD                       425,783
                    7,834  Talisman Energy, Inc. ORD                     276,441
                   21,000  Transocean Sedco Forex, Inc.                  594,300
               27,600,000  Tupras Turkiye Petrol Rafine ORD(1)           209,939
                  980,000  Xinao Gas Holdings Ltd. ORD(1)                320,442
                   36,400  Yukos Oil Co. ORD                             155,792
                                                                    ------------
                                                                       4,692,587
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 1.9%
                   34,900  Alleanza Assicurazioni ORD                    366,863
                    4,358  Allianz AG ORD                              1,030,992
                   66,400  Allstate Corp.                              2,273,536
                   34,350  American International Group, Inc.          2,830,440
                  324,000  China Insurance International
                              Holdings Co. Ltd. ORD                      190,073
                    7,700  Chubb Corp. (The)                             539,462
                   24,100  Fidelity National Financial, Inc.             547,311
                   12,200  Horace Mann Educators Corp.                   235,704
                   15,000  Loews Corp.                                   852,450

See Notes to Financial Statements                www.americancentury.com      29

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   13,100  Mercury General Corporation              $    573,125
                    2,107  Muenchener Rueckversicherungs-
                              Gesellschaft AG ORD                        563,813
                    4,300  PMI Group, Inc. (The)                         271,545
                    4,400  Progressive Corp. (Ohio)                      644,732
                   25,700  Prudential PLC ORD                            280,234
                   14,100  Radian Group Inc.                             540,030
                   37,200  Riunione Adriatica di Sicurta SpA
                              ORD                                        453,047
                   88,971  Royal & Sun Alliance
                               Insurance Group plc ORD                   508,232
                    9,010  Samsung Fire & Marine
                               Insurance Co., Ltd. ORD(1)                373,048
                    2,991  Swiss Re ORD                                  302,379
                   39,000  Tokio Marine & Fire Insurance
                              ORD                                        308,482
                                                                    ------------
                                                                      13,685,498
                                                                    ------------
PUBLISHING -- 0.5%
                    8,700  American Greetings Corp. Cl A                 113,535
                   16,800  Belo Corp. Cl A                               300,384
                   19,200  Deluxe Corp.                                  758,784
                   15,100  Dow Jones & Co., Inc.                         764,362
                   11,000  Gannett Co., Inc.                             763,950
                   12,000  McGraw-Hill Companies, Inc.
                              (The)                                      678,000
                    8,298  Wolters Kluwer NV ORD                         179,957
                                                                    ------------
                                                                       3,558,972
                                                                    ------------
RAILROADS -- 0.2%
                   19,500  Burlington Northern Santa Fe
                              Corp.                                      571,545
                    5,811  CP Railway Ltd.(1)                            111,629
                   15,500  Union Pacific Corp.                           853,275
                   12,000  Yamato Transport Co. Ltd. ORD                 228,289
                                                                    ------------
                                                                       1,764,738
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
                   41,858  Canary Wharf Group Plc ORD(1)                 271,047
                   26,300  Equity Residential Properties Trust           761,385
                    7,600  Health Care Property Investors Inc.           282,264
                   11,000  Public Storage, Inc.                          374,000
                    4,100  Weingarten Realty Investors                   197,825
                                                                    ------------
                                                                       1,886,521
                                                                    ------------
RESTAURANTS -- 0.4%
                    3,900  Applebee's International Inc.                 130,046
                    8,200  Brinker International, Inc.(1)                229,600
                    7,100  CEC Entertainment Inc.(1)                     264,120
                   30,100  McDonald's Corp.                              807,884
                   36,100  Tricon Global Restaurants, Inc.(1)          1,712,945
                                                                    ------------
                                                                       3,144,595
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 1.0%
                   25,700  Amvescap Plc ORD                              366,559
                    5,100  Bear Stearns Companies Inc.
                              (The)                                      293,250
                    8,500  Eaton Vance Corp.                             274,380

Shares                                                                    Value
--------------------------------------------------------------------------------

                   21,400  Edwards (A.G.), Inc.                     $    911,640
                    8,200  Lehman Brothers Holdings Inc.                 542,430
                   18,200  Merrill Lynch & Co., Inc.                     911,638
                   35,100  Morgan Stanley Dean Witter
                              & Co.                                    1,948,050
                   24,000  Nomura Holdings Inc. ORD                      332,941
                   19,800  Schwab (Charles) Corp.                        284,328
                    7,700  SEI Investments Co.                           311,812
                   19,300  T. Rowe Price Group Inc.                      614,126
                                                                    ------------
                                                                       6,791,154
                                                                    ------------
SEMICONDUCTOR -- 2.5%
                  302,000  Accton Technology Corp. ORD(1)                508,890
                  858,000  Advanced Semiconductor
                              Engineering Inc. ORD(1)                    590,779
                   16,400  Analog Devices, Inc.(1)                       697,000
                   18,300  Applied Materials, Inc.(1)                    726,785
                    8,200  Applied Micro Circuits Corp.(1)               111,725
                    9,800  Broadcom Corp.(1)                             431,151
                   15,000  Canon, Inc. ORD                               507,443
                    4,000  Conexant Systems, Inc.(1)                      59,600
                  347,000  D-Link Corp. ORD                              423,417
                   20,632  Infineon Technologies AG ORD                  405,472
                  109,900  Intel Corp.                                 3,588,784
                    4,500  KLA-Tencor Corp.(1)                           226,013
                   13,700  Lam Research Corp.(1)                         300,236
                   21,500  Linear Technology Corp.                       882,253
                   16,500  Maxim Integrated Products, Inc.(1)            904,283
                    6,500  Microsemi Corp.(1)                            202,215
                    5,100  Murata Manufacturing Co., Ltd.
                              ORD                                        344,648
                  342,000  Nanya Technology Corp. ORD(1)                 171,894
                    6,600  Novellus Systems, Inc.(1)                     251,097
                   10,880  Samsung Electronics ORD                     1,870,535
                  271,000  Siliconware Precision Industries
                              Co. ORD(1)                                 185,023
                  541,600  Taiwan Semiconductor
                              Manufacturing Co. Ltd. ORD(1)            1,148,658
                   42,000  Texas Instruments Inc.                      1,346,100
                1,088,000  United Microelectronics Corp.
                              ORD(1)                                   1,248,576
                   13,200  Vishay Intertechnology, Inc.(1)               242,616
                  546,000  Winbond Electronics Corp. ORD                 207,010
                    3,400  Xilinx, Inc.(1)                               122,757
                                                                    ------------
                                                                      17,704,960
                                                                    ------------
SPECIALTY STORES -- 1.3%
                    7,300  Autozone Inc.(1)                              491,290
                    8,000  Best Buy Co., Inc.(1)                         571,120
                    3,256  Carrefour SA ORD                              168,798
                   18,300  Circuit City Stores-Circuit City
                              Group                                      321,165
                  216,900  Foschini Limited ORD                          160,510
                    7,700  Fred's, Inc.                                  256,256
                   14,800  Hennes & Mauritz AB Cl B
                              ORD                                        295,800
                   39,100  Home Depot, Inc.                            1,824,406
                   20,900  Lowe's Companies, Inc.                        946,979
                   12,200  Michaels Stores, Inc.(1)                      366,549

30      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   12,100  NBTY, Inc.(1)                            $    140,663
                    7,900  O'Reilly Automotive, Inc.(1)                  264,216
                    4,000  Office Depot, Inc.(1)                          64,600
                   44,388  PETsMART, Inc.(1)                             389,061
                   51,400  Pier 1 Imports, Inc.                          743,244
                   71,000  RadioShack Corp.                            2,056,159
                      605  School Specialty Inc.(1)                       15,219
                    7,900  Zale Corp.(1)                                 280,450
                                                                    ------------
                                                                       9,356,485
                                                                    ------------
TELEPHONE -- 2.3%
                   50,500  AT&T Corp.                                    883,245
                   78,300  BellSouth Corp.                             3,014,550
                   86,593  BT Group PLC ORD                              342,116
                    9,700  CenturyTel Inc.                               327,860
                   46,000  Embratel Participacoes S.A. ADR               195,500
                   86,593  mmO2 plc ORD(1)                               100,350
                   11,500  Qwest Communications
                              International Inc.                         136,850
                   85,000  SBC Communications Inc.                     3,177,300
                   40,242  Sonera Oyj ORD                                208,804
                   76,200  Sprint Corp.                                1,660,398
                   30,500  Tele Norte Leste Participacoes
                              SA ADR                                     404,125
                  100,450  Telecom Italia SpA ORD(1)                     508,603
                   24,500  Telefonica S.A. ORD(1)                        331,311
                   13,004  Telefonos de Mexico, S.A. Cl L
                              ADR                                        435,764
                  170,728  Telekomunikacja Polska S.A.
                              ORD(1)                                     630,256
                   78,062  Verizon Communications                      3,668,915
                   30,700  WorldCom, Inc.-WorldCom Group(1)              446,685
                                                                    ------------
                                                                      16,472,632
                                                                    ------------
THRIFTS -- 0.2%
                   35,600  Washington Mutual, Inc.                     1,113,568
                                                                    ------------
TOBACCO -- 0.5%
                   48,500  Philip Morris Companies Inc.                2,287,745
                   44,100  UST Inc.                                    1,583,190
                                                                    ------------
                                                                       3,870,935
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.2%
                    3,100  FedEx Corporation(1)                          142,166
                   17,700  United Parcel Service, Inc. Cl B              995,094
                                                                    ------------
                                                                       1,137,260
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 1.8%
                    4,100  Airgate PCS Inc.(1)                           214,635
                   17,700  Alamosa Holdings Inc.(1)                      247,358
                   43,600  AT&T Wireless Services Inc.(1)                609,092
                   63,105  Cable & Wireless plc ORD                      297,247
                  388,500  China Mobile (Hong Kong) Ltd.
                              ORD(1)                                   1,377,429
                   13,100  Golden Telecom Inc.(1)                        160,017
                  339,300  M-Cell Limited ORD                            541,823

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------

                    5,600  Mobile Telesystems ADR(1)                     199,304
                   16,000  Nokia Corp. Cl A ADR                     $    368,160
                       76  NTT DoCoMo, Inc. ORD                          992,658
                   17,400  QUALCOMM Inc.(1)                            1,021,467
                  223,500  Rostelecom ORD                                202,268
                   37,100  Rostelecom ADR                                204,792
                   12,000  SK Telecom Co. Ltd. ADR                       273,600
                   89,000  Sprint PCS(1)                               2,220,549
                    1,383  Swisscom AG ORD                               377,335
                    4,800  Tele Celular Sul Participacoes SA
                              ADR                                         65,280
                   86,200  Tele Centro Oeste Celular
                              Participacoes SA ADR                       556,852
                    4,200  Tele Nordeste Celular
                              Participacoes ADR                          102,312
                  122,000  Time dotCom Berhad ORD(1)                      77,695
                   35,100  Turkcell Iletisim Hizmet AS ADR               544,050
                   17,900  UTStarcom Inc.(1)                             428,616
                    5,600  Vimpel-Communications ADR(1)                  143,360
                  591,375  Vodafone Group plc ORD                      1,518,260
                                                                    ------------
                                                                      12,744,159
                                                                    ------------
TOTAL COMMON STOCKS                                                  438,897,254
                                                                    ------------
   (Cost $409,474,950)

PREFERRED STOCKS -- 0.1%
BANKS -- 0.1%
                5,000,000  Banco Itau S.A. ORD                           347,696
                                                                    ------------
MEDIA(3)
                    2,500  CSC Holdings Inc., Series M, PIK,
                              Convertible Preferred, 11.125%,
                              4/1/08                                     266,250
                                                                    ------------
TELEPHONE(3)
                      303  XO Communications Inc., Series E,
                              PIK, Convertible Preferred,
                              13.50%, 6/1/10                               1,136
                                                                    ------------
TOTAL PREFERRED STOCKS                                                   615,082
                                                                    ------------
   (Cost $852,202)

CORPORATE BONDS -- 10.3%
APPAREL & TEXTILES -- 0.1%
             $    500,000  Supreme International Corp.,
                              12.25%, 4/1/06                             512,500
                                                                    ------------
BANKS -- 0.6%
                1,800,000  Bank of America Corp., 6.625%,
                              6/15/04                                  1,916,375
                  750,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                    708,750
                1,700,000  U.S. Bank Minnesota, N.A., VRN,
                              2.21%, 12/19/01, resets
                              monthly off the 1-month LIBOR
                              plus 0.11% with no caps                  1,700,048
                                                                    ------------
                                                                       4,325,173
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      31

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------
CHEMICALS -- 0.1%
             $  1,000,000  Huntsman ICI Chemicals,
                              12.49%, 12/31/09(4)                   $    260,000
                  375,000  United Industries Corp., Series B,
                              9.875%, 4/1/09                             341,250
                                                                    ------------
                                                                         601,250
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                  500,000  Atrium Companies Inc., Series B,
                              10.50%, 5/1/09                             441,250
                  700,000  Georgia-Pacific Group, 8.125%,
                              5/15/11                                    718,299
                  250,000  Meritage Corporation, 9.75%,
                              6/1/11                                     260,000
                  250,000  Nortek Inc., 9.25%, 3/15/07                   255,000
                  500,000  Omega Cabinets, 10.50%,
                              6/15/07                                    512,500
                  500,000  WCI Communities Inc., 10.625%,
                              2/15/11                                    518,750
                                                                    ------------
                                                                       2,705,799
                                                                    ------------
DRUGS -- 0.3%
                1,700,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                  1,797,385
                                                                    ------------
ELECTRICAL UTILITIES -- 0.7%
                1,800,000  Calpine Corp., 8.25%, 8/15/05               1,835,167
                  700,000  Cilcorp, Inc., 8.70%, 10/15/09                752,006
                2,100,000  Dominion Resources Inc., 6.00%,
                              1/31/03                                  2,158,888
                                                                    ------------
                                                                       4,746,061
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 1.4%
                1,700,000  Amerada Hess Corp., 5.90%,
                              8/15/06                                  1,719,609
                1,300,000  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                  1,257,822
                  500,000  BRL Universal Equipment,
                              8.875%, 2/15/08                            527,500
                2,000,000  Burlington Resources Finance Co.,
                              6.50%, 12/1/11                           1,950,773
                1,450,000  Duke Energy Field Services,
                              5.75%, 11/15/06                          1,428,423
                  250,000  Forest Oil Corp., 10.50%,
                              1/15/06                                    265,000
                1,200,000  Kerr-McGee Corp., 6.875%,
                              9/15/11                                  1,212,623
                1,400,000  Williams Cos Inc., 7.875%,
                              9/1/21                                   1,395,939
                  500,000  XTO Energy Inc., 8.75%, 11/1/09
                              (Acquired 7/31/01, Cost
                              $513,125)(5)                               532,500
                                                                    ------------
                                                                      10,290,189
                                                                    ------------
ENTERTAINMENT -- 0.1%
                  850,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                                    914,246
                                                                    ------------

Principal Amount                                                          Value
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.1%
             $    250,000  Allied Waste North America, Inc.,
                              Series B, 10.00%, 8/1/09              $    258,750
                  500,000  Newpark Resources, 8.625%,
                              12/15/07                                   455,625
                                                                    ------------
                                                                         714,375
                                                                    ------------
FINANCIAL SERVICES -- 1.2%
                1,800,000  CIT Group Inc., 5.625%, 5/17/04             1,874,494
                1,400,000  Countrywide Home Loans Inc.,
                              5.25%, 6/15/04                           1,431,056
                1,450,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  1,527,953
                1,800,000  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                          1,781,120
                1,750,000  Household Finance Corp., 6.75%,
                              5/15/11                                  1,808,347
                                                                    ------------
                                                                       8,422,970
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.1%
                  250,000  Graham Packaging Co., Series B,
                              8.70%, 1/15/03(6)                          178,750
                  250,000  Pacifica Papers Inc., 10.00%,
                              3/15/09                                    272,813
                  500,000  Tembec Finance Corp., 9.875%,
                              9/30/05                                    525,000
                                                                    ------------
                                                                         976,563
                                                                    ------------
GAS & WATER UTILITIES -- 0.5%
                  600,000  Azurix Corp., 10.75%, 2/15/10                 393,000
                  500,000  CMS Energy Corp., 9.875%,
                              10/15/07                                   540,022
                1,000,000  Consolidated Natural Gas
                              Company, 6.25%, 11/1/11                    997,552
                1,200,000  KeySpan Gas East Corp.,
                              7.875%, 2/1/10                           1,335,516
                                                                    ------------
                                                                       3,266,090
                                                                    ------------
GROCERY STORES -- 0.5%
                1,800,000  Delhaize America Inc., 8.125%,
                              4/15/11 (Acquired 5/1/01-
                              7/24/01, Cost $1,882,194)(5)             1,992,512
                1,400,000  Kroger Co., 7.65%, 4/15/07                  1,549,157
                                                                    ------------
                                                                       3,541,669
                                                                    ------------
HOTELS -- 0.2%
                  500,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                     545,000
                  250,000  Hollywood Casino Shreveport
                              Corp., 13.00%, 8/1/06                      201,250
                  375,000  Park Place Entertainment Corp.,
                              9.375%, 2/15/07                            398,438
                                                                    ------------
                                                                       1,144,688
                                                                    ------------
INDUSTRIAL PARTS -- 0.1%
                  250,000  Hexcel Corp., 9.75%, 1/15/09                  133,750
                1,000,000  Tyco International Group SA,
                              6.125%, 1/15/09                          1,006,609
                                                                    ------------
                                                                       1,140,359
                                                                    ------------

32      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.1%
             $    500,000  Integrated Electric Services,
                              9.375%, 2/1/09                        $    465,000
                                                                    ------------
INTERNET(3)
                  500,000  PSINet Inc., Series B, 0%,
                              2/15/05(1)(7)                               42,500
                                                                    ------------
LEISURE(3)
                  250,000  Alliance Gaming Corp., 10.00%,
                              8/1/07                                     261,250
                  250,000  Imax Corp., 7.875%, 12/1/05                    88,750
                                                                    ------------
                                                                         350,000
                                                                    ------------
MEDIA -- 0.5%
                  250,000  Adelphia Communications Corp.,
                              9.25%, 10/1/02                             254,063
                  550,000  Charter Communications
                              Holdings Capital Corp., 10.75%,
                              10/1/09                                    591,250
                2,000,000  Comcast Cable Communications,
                              8.375%, 5/1/07                           2,245,394
                  500,000  Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                    542,500
                                                                    ------------
                                                                       3,633,207
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.1%
                  250,000  Express Scripts Inc., 9.625%,
                              6/15/09                                    278,750
                  250,000  HealthSouth Corp., 10.75%,
                              10/1/08                                    280,000
                                                                    ------------
                                                                         558,750
                                                                    ------------
MINING & METALS(3)
                  250,000  Bethlehem Steel Corp., 0%,
                              9/1/03(7)                                   13,750
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.1%
                1,000,000  Ford Motor Co., 7.45%,
                              7/16/31                                    954,789
                                                                    ------------
OIL REFINING -- 0.3%
                2,000,000  Conoco Funding Co., 6.35%,
                              10/15/11                                 2,034,160
                                                                    ------------
OIL SERVICES -- 0.1%
                  375,000  Pride International Inc., 9.375%,
                              5/1/07                                     397,500
                                                                    ------------
PUBLISHING(3)
                  325,000  Primedia Inc., 8.50%, 2/1/06                  286,000
                                                                    ------------
RAILROADS -- 0.1%
                  800,000  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                      777,022
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
                1,200,000  EOP Operating LP, 6.75%,
                              2/15/08                                  1,218,128
                                                                    ------------
RESTAURANTS -- 0.2%
                1,000,000  Tricon Global Restaurants, Inc.,
                              8.875%, 4/15/11                          1,080,000
                                                                    ------------

Principal Amount                                                          Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.3%
             $  2,000,000  Merrill Lynch & Co. Inc.,
                              5.35%, 6/15/04                        $  2,064,528
                                                                    ------------
SPECIALTY STORES -- 0.1%
                  500,000  AutoNation, Inc., 9.00%, 8/1/08
                              (Acquired 8/1/01-10/19/01,
                              Cost $498,750)(5)                          515,000
                  500,000  Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                             522,500
                                                                    ------------
                                                                       1,037,500
                                                                    ------------
TELEPHONE -- 1.4%
                  250,000  Allegiance Telecom Inc., Series B,
                              21.00%, 2/15/03(6)                         116,250
                1,000,000  AT&T Corp., 8.00%,
                              11/15/31 (Acquired 11/15/01,
                              Cost $989,260)(5)                        1,001,395
                  250,000  Callahan Nordrhein-Westfalen,
                              14.00%, 7/15/10                            188,750
                  750,000  Covad Communications Group,
                              Series B, 0%, 2/15/09(7)                   151,875
                  500,000  Intermedia Communications Inc.,
                              10.14%, 7/15/02(6)                         501,250
                  750,000  NTL Inc., 11.50%, 2/1/06                      281,250
                1,800,000  Qwest Capital Funding Inc.,
                              7.25%, 2/15/11                           1,798,942
                1,800,000  Qwest Corp., 7.625%, 6/9/03                 1,875,529
                  392,000  RCN Corp., 11.35%, 10/15/02(6)                117,600
                1,500,000  Verizon Inc., 5.65%, 11/15/11               1,458,674
                  750,000  Viatel, Inc., 0%, 4/15/08(1)(7)                 3,750
                  250,000  Williams Communication Group
                              Inc., 10.875%, 10/1/09                     116,250
                1,800,000  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $1,818,918)(5)             1,875,293
                1,000,000  WorldCom, Inc. - WorldCom Group,
                              8.25%, 5/15/31                           1,028,487
                                                                    ------------
                                                                      10,515,295
                                                                    ------------
THRIFTS -- 0.3%
                  175,000  Ocwen Financial Corp., 11.875%,
                              10/1/03                                    168,875
                1,800,000  Washington Mutual, Inc., 6.875%,
                              6/15/11                                  1,876,520
                                                                    ------------
                                                                       2,045,395
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.1%
                  500,000  Asia Global Crossing, 13.375%,
                              10/15/10                                   167,500
                  250,000  AT&T Canada Inc., 7.76%,
                              6/15/03(6)                                 143,576
                  250,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                    216,875
                                                                    ------------
                                                                         527,951
                                                                    ------------
TOTAL CORPORATE BONDS                                                 73,100,792
                                                                    ------------
   (Cost $74,721,636)

See Notes to Financial Statements                www.americancentury.com      33

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                         Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(8) -- 8.4%
            $      26,082  FHLMC Pool #C00465, 8.00%,
                              6/1/26                                $     27,628
                2,213,107  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                   2,333,289
                1,539,680  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                   1,608,579
                  378,082  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                     389,147
                4,838,664  FHLMC Pool #C53649, 6.50%,
                              6/1/31                                   4,904,373
                  138,240  FHLMC Pool #D72306, 8.00%,
                              6/1/26                                     146,439
                   36,846  FHLMC Pool #D72431, 8.00%,
                              6/1/26                                      39,031
                   51,496  FHLMC Pool #D72499, 8.00%,
                              7/1/26                                      54,550
                  537,579  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                     560,705
                3,744,339  FHLMC Pool #E00987, 6.50%,
                              6/1/16                                   3,854,932
                  134,569  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                    138,864
                1,957,810  FHLMC Pool #E84162, 6.50%,
                              6/1/16                                   2,015,636
                   87,371  FNMA Pool #125477, 6.50%,
                              4/1/12                                      90,065
                2,129,738  FNMA Pool #190308, 7.50%,
                              9/1/30                                   2,216,297
                  174,017  FNMA Pool #250576, 7.00%,
                              6/1/26                                     179,691
                1,775,953  FNMA Pool #252645, 6.50%,
                              8/1/29                                   1,805,835
                2,348,868  FNMA Pool #253112, 7.00%,
                              3/1/30                                   2,420,474
                1,637,679  FNMA Pool #323980, 6.00%,
                              4/1/14                                   1,668,002
                  107,510  FNMA Pool #341078, 7.00%,
                              5/1/26                                     111,016
                  409,451  FNMA Pool #369085, 6.50%,
                              4/1/12                                     422,076
                  252,946  FNMA Pool #373510, 7.50%,
                              3/1/27                                     265,052
                  479,523  FNMA Pool #373899, 6.50%,
                              3/1/12                                     494,309
                   18,667  FNMA Pool #377181, 6.50%,
                              4/1/12                                      19,243
                  184,318  FNMA Pool #377379, 6.50%,
                              4/1/12                                     190,001
                  691,728  FNMA Pool #412562, 6.50%,
                              1/1/28                                     704,578
                  908,090  FNMA Pool #448031, 6.50%,
                              6/1/29                                     923,369
                  561,676  FNMA Pool #453124, 6.00%,
                              12/1/13                                    572,076
                  941,428  FNMA Pool #484974, 6.50%,
                              6/1/29                                     957,268

Principal Amount                                                          Value
--------------------------------------------------------------------------------

            $     779,101  FNMA Pool #492315, 6.50%,
                              4/1/29                                $    792,210
                3,107,398  FNMA Pool #492740, 6.00%,
                              5/1/29                                   3,090,674
                  623,831  FNMA Pool #503915, 7.00%,
                              7/1/29                                     642,848
                  356,318  FNMA Pool #504748, 7.00%,
                              7/1/29                                     367,285
                1,584,375  FNMA Pool #527077, 7.50%,
                              6/1/15                                   1,659,988
                5,905,167  FNMA Pool #535908, 6.00%,
                              4/1/31                                   5,851,808
                1,472,562  FNMA Pool #546716, 8.00%,
                              7/1/30                                   1,552,497
                3,985,489  FNMA Pool #580063, 6.00%,
                              8/1/31                                   3,949,476
                2,500,000  FNMA Pool #598250, 6.00%,
                              7/1/16                                   2,533,460
                2,000,000  FNMA, 5.50%, settlement date
                              12/18/01(9)                              1,988,750
                   47,497  GNMA Pool #001991, 9.00%,
                              4/20/25                                     51,503
                   19,338  GNMA Pool #373704, 6.00%,
                              4/15/26                                     19,316
                   49,443  GNMA Pool #392995, 8.75%,
                              3/15/25                                     53,587
                   30,689  GNMA Pool #397233, 9.50%,
                              2/20/25                                     34,129
                  234,360  GNMA Pool #403868, 6.50%,
                              5/15/28                                    238,273
                   54,355  GNMA Pool #403912, 6.50%,
                              5/15/28                                     55,263
                  117,302  GNMA Pool #416761, 7.50%,
                              6/15/26                                    123,186
                  123,058  GNMA Pool #416856, 7.50%,
                              10/25/25                                   129,439
                   93,379  GNMA Pool #421254, 7.50%,
                              11/15/25                                    98,222
                   22,068  GNMA Pool #421388, 6.00%,
                              4/15/26                                     22,043
                  364,024  GNMA Pool #438917, 6.00%,
                              8/15/28                                    362,139
                  743,509  GNMA Pool #449491, 7.50%,
                              12/15/27                                   780,181
                  479,379  GNMA Pool #450628, 6.50%,
                              3/15/28                                    487,384
                  383,118  GNMA Pool #454559, 6.00%,
                              5/15/28                                    381,134
                  373,177  GNMA Pool #456569, 7.50%,
                              11/15/27                                   391,584
                  654,132  GNMA Pool #457351, 7.00%,
                              12/15/27                                   676,632
                  335,002  GNMA Pool #461623, 6.50%,
                              1/15/28                                    340,595
                   43,572  GNMA Pool #465798, 6.50%,
                              5/15/28                                     44,300
                  323,282  GNMA Pool #474782, 6.00%,
                              5/15/28                                    321,608

34      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    422,864  GNMA Pool #475802, 6.00%,
                              7/15/28                               $    420,675
                3,160,638  GNMA Pool #781287, 7.00%,
                              5/15/31                                  3,260,593
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      59,833,307
                                                                    ------------
   (Cost $57,898,959)

U.S. TREASURY SECURITIES -- 8.1%
               10,650,000  STRIPS - PRINCIPAL, 5.81%,
                              8/15/26(4)                               2,591,086
                1,600,000  U.S. Treasury Bonds, 10.625%,
                              8/15/15                                  2,423,626
                8,950,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  9,945,696
                1,050,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                  1,174,770
                3,375,630  U.S. Treasury Inflation Indexed
                              Notes, 3.375%, 1/15/07                   3,422,575
                8,550,000  U.S. Treasury Notes, 4.625%,
                              2/28/03                                  8,799,489
                7,000,000  U.S. Treasury Notes, 3.875%,
                              6/30/03                                  7,148,204
                5,500,000  U.S. Treasury Notes, 3.875%,
                              7/31/03                                  5,615,803
                1,650,000  U.S. Treasury Notes, 4.625%,
                              5/15/06                                  1,693,248
               13,400,000  U.S. Treasury Notes, 7.00%,
                              7/15/06(10)                             15,043,081
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        57,857,578
                                                                    ------------
   (Cost $57,349,636)

COMMERCIAL PAPER(11) -- 3.9%
                1,900,000  American Express Credit, 2.35%,
                              12/28/01                                 1,897,019
                1,000,000  American Family Financial
                              Services, Inc., 2.45%, 2/15/02             995,876
                  900,000  American Family Financial
                              Services, Inc., 2.25%, 3/6/02              895,431
                1,800,000  Chevron Transport Corp., 2.05%,
                              3/18/02 (Acquired 11/16/01,
                              Cost $1,787,495)(5)                      1,789,783
                1,400,000  Chevron UK Investment PLC,
                              1.83%, 3/8/02 (Acquired
                              11/7/01, Cost $1,391,389)(5)             1,392,751
                1,900,000  Credit Suisse First Boston Inc.,
                              2.30%, 4/11/02 (Acquired
                              10/11/01, Cost $1,877,907)(5)            1,886,930
                1,300,000  Emerald Certificates, 2.53%,
                              12/7/01 (Acquired 9/24/01,
                              Cost $1,293,239)(5)                      1,299,474
                1,900,000  General Electric Capital Corp.,
                              2.03%, 2/5/02                            1,893,133
                1,900,000  Govco Incorporated, 2.42%,
                              12/4/01 (Acquired 10/3/01,
                              Cost $1,892,081)(5)                      1,899,556

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $  1,900,000  Halogen Capital Co. LLC, 2.55%,
                              1/14/02 (Acquired 9/28/01,
                              Cost $1,885,465)(5)                   $  1,895,370
                1,900,000  Lexington Parker Capital, 2.04%,
                              2/5/02 (Acquired 11/6/01,
                              Cost $1,890,202)(5)                      1,893,133
                1,900,000  Morgan Stanley Dean Witter
                              & Co., 2.35%, 1/11/02                    1,895,678
                1,900,000  Old Line Funding Corp., 2.38%,
                              1/4/02 (Acquired 10/12/01,
                              Cost $1,889,449)(5)                      1,896,398
                1,300,000  Paccar Financial Corp., 2.52%,
                              12/27/01                                 1,298,031
                1,800,000  Receivables Capital Corp., 2.23%,
                              1/17/02 (LOC: Bank of
                              America N.A.) (Acquired
                              10/26/01, Cost $1,790,746)(5)            1,795,320
                1,600,000  Rio Tinto America Inc., 2.25%,
                              1/22/02 (Acquired 10/23/01,
                              Cost $1,590,900)(5)                      1,595,406
                1,900,000  Spintab-Swedmortgage AB,
                              2.03%, 3/4/02                            1,890,544
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                28,109,833
                                                                    ------------
   (Cost $28,099,231)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.2%
                1,000,000  FHLB, 4.875%, 1/22/02                       1,004,081
                2,000,000  FHLB, 5.25%, 1/23/02                        2,009,362
                7,600,000  FHLMC, 5.25%, 2/15/04                       7,913,986
                1,959,000  FNMA, 6.625%, 1/15/02                       1,969,814
                3,000,000  SLMA MTN, VRN, 1.96%,
                              12/4/01, resets weekly off the
                              3-month T-Bill rate with no caps         3,000,330
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                            15,897,573
                                                                    ------------
   (Cost $15,647,348)

COLLATERALIZED MORTGAGE OBLIGATIONS(8) -- 1.6%
                2,878,020  Chase Mortgage Finance
                              Corporation, Series 2001 S3,
                              Class A1 SEQ, 6.50%,
                              7/25/16                                  2,968,576
                1,742,550  First Union National Bank
                              Commercial Mortgage, Series
                              2001 C3, Class A1 SEQ,
                              5.20%, 8/15/23                           1,778,683
                1,800,000  First Union-Lehman Brothers-
                              Bank of America, Series 1998
                              C2, Class A2 SEQ, 6.56%,
                              11/18/08                                 1,895,287
                  700,000  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                   715,425
                1,400,000  General Motors Acceptance Corp.
                              Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  1,438,492

See Notes to Financial Statements                www.americancentury.com      35

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    438,603  Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                        $    458,457
                  321,012  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   332,464
                2,100,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              11/20/08                                 2,181,747
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                           11,769,131
                                                                    ------------
   (Cost $11,325,095)

ASSET-BACKED SECURITIES(8) -- 1.6%
                  900,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    945,599
                1,100,000  Connecticut RRB Special Purpose
                              Trust Connecticut Light &
                              Power, Series 2001-1, Class A5
                              SEQ, 6.21%, 12/30/11                     1,143,615
                1,500,000  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3, 6.10%, 8/25/26                1,549,559
                  902,332  Delta Air Lines Inc., Series
                              2000-1, Class A1, 7.38%,
                              5/18/10                                    927,132
                  249,132  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        256,067
                1,550,000  PSE&G Transition Funding
                              LLC, Series 2001-1, Class A5
                              SEQ, 6.45%, 3/15/13                      1,629,431
                1,800,000  Reliant Energy Transition Bond Co.
                              LLC, Series 2001-1, Class A4
                              SEQ, 5.63%, 9/15/15                      1,768,610
                1,005,203  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Class AI2 SEQ, 7.08%,
                              9/25/20                                  1,011,940
                2,000,000  Residential Funding Mortgage
                              Securities II, Series 2001 HS2,
                              Class A3, 5.77%, 4/25/16                 2,053,696
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                         11,285,649
                                                                    ------------
   (Cost $11,049,532)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 0.1%
             $  1,010,000  FNMA Discount Notes, 2.20%,
                              3/8/02(11)                            $  1,005,282
                                                                    ------------
   (Cost $1,004,013)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 1.2%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 2.08%, dated 11/30/2001, due
    12/3/2001 (Delivery value $8,681,004)                              8,679,500
                                                                    ------------
   (Cost $8,679,500)

TEMPORARY CASH INVESTMENTS -- 0.9%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 2.08%, dated 11/30/2001, due
    12/3/2001 (Delivery value $6,321,596)                              6,320,500
                                                                    ------------
   (Cost $6,320,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $713,371,481
                                                                    ============
   (Cost $682,422,602)

EQUITY FUTURES CONTRACTS*
                                                Underlying
                           Expiration           Face Amount         Unrealized
      Purchased               Dates              at Value              Gain
--------------------------------------------------------------------------------
    1  NASDAQ 100           December
       Futures                 2001             $  159,500           $ 11,896
   30  S&P 500              December
       Futures                 2001              8,520,000            588,150
                                            ------------------------------------
                                                $8,679,500           $600,046
                                            ====================================

* EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

36      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MTN = Medium Term Note

ORD = Foreign Ordinary Share

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 2001.

(1)  Non-income producing.

(2)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3)  Category is less than 0.05% of total investment securities.

(4)  Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(5)  Security was purchased under Rule 144A or Section 4(2) of the Securities
     Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30,
     2001 was $23,260,821 which represented 3.2% of net assets.

(6)  Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(7)  Security is in default.

(8)  Final maturity indicated. Expected remaining maturity used for purposes of calculating the average portfolio maturity.

(9)  Forward commitment.

(10) Security, or a portion thereof, has been segregated at the custodian bank for forward commitments.

(11) The rates are the yield to maturity at purchase.

See Notes to Financial Statements                www.americancentury.com      37

Strategic Aggressive--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                               STRATEGIC     S&P 500        LEHMAN      90-DAY
                               AGGRESSIVE                  AGGREGATE    T-BILL
                                                           BOND INDEX   INDEX
================================================================================
INVESTOR CLASS (INCEPTION 2/15/96)
================================================================================
  6 MONTHS(1) .................. -6.89%        -8.67%        5.73%      1.42%
  1 YEAR ....................... -7.27%       -12.23%       11.16%      3.78%
AVERAGE ANNUAL RETURNS
-----------------------------
  3 YEARS ......................  7.01%         0.54%        6.62%      4.79%
  5 YEARS ......................  8.92%        10.06%        7.36%      4.90%
  LIFE OF FUND .................  9.56%        12.23%(2)     7.41%(2)   4.93%(2)
================================================================================
ADVISOR CLASS (INCEPTION 10/2/96)
================================================================================
  6 MONTHS(1) .................. -7.04%        -8.67%        5.73%      1.42%
  1 YEAR ....................... -7.44%       -12.23%       11.16%      3.78%
AVERAGE ANNUAL RETURNS
-----------------------------
  3 YEARS ......................  6.76%         0.54%        6.62%      4.79%
  5 YEARS ......................  8.64%        10.06%        7.36%      4.90%
  LIFE OF CLASS ................  8.98%        11.87%(3)     7.93%(3)   4.91%(3)
================================================================================
INSTITUTIONAL CLASS (INCEPTION 8/1/00)
================================================================================
  6 MONTHS(1) .................. -6.88%        -8.67%        5.73%      1.42%
  1 YEAR ....................... -7.06%       -12.23%       11.16%      3.78%
AVERAGE ANNUAL RETURNS
-----------------------------
  LIFE OF CLASS ............... -10.50%       -14.63%(4)    11.85%(4)   4.40%(4)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 2/29/96, the date nearest the class's inception for which data are available.

(3) Index data since 9/30/96, the date nearest the class's inception for which data are available.

(4) Index data since 7/31/00, the date nearest the class's inception for which data are available.

See pages 76-79 for information about share classes, returns, and the comparative indices.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph above shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
S&P 500,     Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Aggressive's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table at left). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

* Fund data from 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which data are available. Not annualized.

38      1-800-345-2021

Strategic Aggressive--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell (pictured on page 6), portfolio managers on the American Century Strategic Allocation funds management team.

HOW DID STRATEGIC ALLOCATION AGGRESSIVE PERFORM DURING THE YEAR ENDED NOVEMBER
30, 2001?

     The fund returned -7.27% during the year.* Most of the fund's negative return could be attributed to the declining stock market, but bonds helped limit the portfolio's downside.

WHAT STOCKS CAUSED THE BIGGEST DECLINES FOR THE FUND AND THE MARKET?

     Technology and telecommunications stocks were responsible for the lion's
share of the S&P     500's losses, as their sky-high valuations were out of sync with real-world growth potential. Many financial stocks also fell--trading and investment-banking activities slumped, and some bank loans went from profitable to problematic during the year.

     In contrast, defensive, value-oriented stocks held up better, as investors sought fundamentally sound businesses with relatively steady growth rates.

WHAT HELPED THE FUND'S PERFORMANCE?

     We preferred bonds over stocks, which turned out to be a good decision because bonds outperformed stocks by the widest margin in almost 30 years.
Within the stock portfolio, we emphasized value stocks over growth shares and
U.S. equities over international. In the fixed-income portfolio, we generally favored high-quality bonds with a yield advantage over Treasurys and minimized our exposure to high-yield debt.

     Many of our allocation decisions panned out well. We held more of the winning asset classes--bonds and value stocks--and less of the losing categories--growth and international shares. To minimize risk we avoid making big bets, so we only made slight changes to the fund's neutral asset mix of 78%
stocks, 20% bonds, and 2% cash.

     Every quarter, we reassessed the fund's positioning and rebalanced the portfolio with a slightly conservative tilt. That disciplined approach, combined with the market's movement, helped us sell into the bond market's strength, and buy both international and domestic stocks at relative lows.

HOW WAS THE STOCK PORTFOLIO POSITIONED DURING THE YEAR?

     We positioned the portfolio somewhat defensively because we were concerned about the economy's deterioration and the stock market's high valuation. We overweighted food, beverage, and home-product makers as well as beaten-down retailers. Many of those companies' earnings continued without a hitch, giving the stock portfolio some winners in a down market.

     Another part of our defensive strategy was an underweight in technology stocks. We saw the deterioration in demand for technology products taking shape late last year. As a result, we underweighted the electrical equipment and computer hardware industries. We also tried to hold some of the more reasonably-priced technology stocks with realistic outlooks and strong management teams.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"We held more of the winning asset classes--bonds and value stocks--and less of the losing categories--growth and international shares."

ASSET ALLOCATION
% OF FUND INVESTMENTS
                                   AS OF NOVEMBER 30, 2001
U.S. STOCKS & EQUITY FUTURES                 57.2%
U.S. BONDS                                   22.5%
FOREIGN STOCKS                               17.7%
MONEY MARKET SECURITIES                       2.6%

[pie chart]

See page 78 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 79-80.

                                                 www.americancentury.com      39

Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHERE DID STOCK SELECTION FACE DIFFICULTY?

     Stock selection in medium-sized growth companies weighed on the fund's performance somewhat. The mid-cap growth portfolio had a decidedly conservative slant--overweighting health care and underweighting tech--because our growth team's fundamental analysis revealed earnings acceleration in many health care companies. That positioning worked in certain months, but overall it detracted from the fund's performance.

WHAT ABOUT THE INTERNATIONAL STOCK ALLOCATION?

     We kept the portfolio slightly underweight in international stocks because we were concerned that Europe would follow the U.S. in the economic downturn.
The international stocks we did hold were mostly large, established companies based in developed European countries. We also found some opportunities in the beaten-down Japanese market and the United Kingdom. We held a smattering of stocks in emerging markets across the globe, particularly in Latin America.

     Despite weak business conditions, the international team continued to follow its bottom-up investment process of searching for individual businesses with improving earnings. That led the team to take a greater representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, drug makers, and firms that make and sell consumer products.
Growth-oriented stocks took a beating all across the globe, which weighed on the portfolio's international slice.

WHAT ABOUT THE BOND PORTFOLIO?

     The bond portfolio is diversified across all of the major sectors of the investment-grade bond market--corporates, mortgages, and U.S. government bonds.
Within that asset mix, we sought to add value by trading in the different bond sectors, buying when prices were attractive and selling when we thought securities were fully valued.

HOW DID YOU MANAGE THE CORPORATE  BOND ALLOCATION?

     We held an overweight allocation in corporate bonds, the best-performing sector of the bond market. We also added value by investing the bulk of our corporate holdings in defensive sectors, which didn't get hit as hard by the economic downturn. We also worked closely with our credit research team. That helped the fund avoid credit problems when credit-rating downgrades ran rampant.

WHAT ABOUT MORTGAGE-BACKED SECURITIES?

     Falling interest rates weighed on mortgage-backed securities. Lower interest rates caused mortgage refinancing, an unfavorable situation because bondholders get their cash returned to them to reinvest when interest rates are low. We traded some of the portfolio into lower-coupon mortgages that are less likely to be prepaid. We also invested some of the proceeds in commercial mortgage-backed securities (CMBS). That turned out to be a good trade because
CMBS were strong performers during the period. CMBS are backed  by loans on commercial real estate, which tend to be refinanced less than home mortgages.

[left margin]

FUND'S U.S. STOCKS
                             AS OF NOVEMBER 30, 2001
NUMBER OF COMPANIES                      377
DIVIDEND YIELD                          1.2%
PRICE/EARNINGS RATIO                    28.8

TOP 5 U.S. STOCKS
                             % OF FUND'S      % OF
                             U.S. STOCKS      FUND
CITIGROUP INC.                  2.1%          1.2%
PFIZER, INC.                    2.0%          1.2%
MICROSOFT CORP.                 1.8%          1.0%
GENERAL ELECTRIC CO.            1.4%          0.8%
EXXON MOBIL CORP.               1.4%          0.8%

FUND'S FOREIGN STOCKS
                             AS OF NOVEMBER 30, 2001
NUMBER OF COMPANIES                     250
DIVIDEND YIELD                          3.0%

TOP 5 FOREIGN STOCKS
                             % OF FUND'S      % OF
                              FOREIGN         FUND
                               STOCKS
ROYAL DUTCH PETROLEUM
   CO. NEW YORK SHARES          2.5%          0.4%
NESTLE S.A.                     2.0%          0.3%
KONINKLIJKE AHOLD NV            1.9%          0.3%
SANOFI-SYNTHELABO S.A.          1.8%          0.3%
SAMSUNG ELECTRONICS             1.8%          0.3%

% OF FUND'S FOREIGN STOCKS
EUROPE                                 50.9%
ASIA/PACIFIC                           36.8%
AMERICAS (EXCLUDING U.S.)               9.9%
AFRICA                                  2.4%

[pie chart]

40       1-800-345-2021

Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR THE BOND PORTFOLIO?

     In the near-term, the Federal Reserve seems to be very concerned with stimulating demand, so further rate decisions will depend on the strength of the economic rebound. We think interest rates may fall more, and are likely to stay low for most of 2002.

     We think next year could bring relatively stable Treasury yields, some persistent credit risk in corporate securities, and less mortgage-prepayment risk. We'll favor mortgage-backed securities in that environment, as they'll provide relatively high yields and good credit quality. Overall, it's unlikely that bonds will perform as well in 2002 as they have in 2000-01.

WHAT ABOUT STOCKS?

     The stock market's performance will depend largely on the speed of the economic recovery. Most economists  are expecting a rebound in 2002, but opinions differ on the timing and magnitude. We think significant headwinds exist for the economy, including record levels of consumer debt, global weakness, and overcapacity. However, moderate consumer spending and inventory rebuilding could help next year.

     Stocks seem to be priced for a profit rebound, so it's likely that disappointing economic and earnings news would push stocks lower, while upside surprises in the economy and earnings could ignite a rally. We'll continue to adhere to our disciplined stock selection processes, while awaiting further confirmation of a bottoming of economic fundamentals.

WHAT WILL THAT MEAN FOR THE FUND'S  ASSET ALLOCATION?

     We'll keep the portfolio near its neutral asset mix. In the uncertain environment, we don't have strong conviction about the relative values of the different asset classes. By our view, stocks look expensive, as corporate profits have fallen more than stock prices in the last year and a half. Bond prices may have posted their biggest gains already, and their yields are at low absolute levels. Cash is unattractive because money market yields are below the trailing rate of inflation, plus we don't generally make a positive bet on cash.
Rather than making top-down allocation plays, we'll continue to try to add value within each individual slice by choosing securities that outperform their respective benchmarks.

[right margin]

"The stock market's performance will depend largely on the speed of the economic recovery."

FUND'S U.S. BONDS
                               AS OF NOVEMBER 30, 2001
NUMBER OF SECURITIES                     145
WEIGHTED AVERAGE MATURITY              5.8 YRS
AVERAGE DURATION                       4.8 YRS

% OF FUND'S U.S. BONDS
CORPORATE SECURITIES                    40.7%
MORTGAGE-BACKED SECURITIES              25.5%
U.S. TREASURY SECURITIES                15.7%
ASSET-BACKED SECURITIES                  7.4%
COLLATERALIZED MORTGAGE
   OBLIGATIONS                           5.4%
U.S. GOVT. AGENCY SECURITIES             5.2%
OTHER                                    0.1%

[pie chart]

Investment terms are defined in the Glossary on pages 79-80.

                                                 www.americancentury.com      41

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 73.5%
AIRLINES -- 0.1%
                  656,000  China Southern Airlines Co. Ltd.
                              ORD(1)                                $    182,956
                    4,000  Southwest Airlines Co.                         75,000
                                                                    ------------
                                                                         257,956
                                                                    ------------
ALCOHOL -- 0.6%
                   19,800  Anheuser-Busch Companies, Inc.                853,380
                   23,200  Constellation Brands, Inc.(1)                 879,280
                   12,477  Heineken NV ORD                               464,022
                                                                    ------------
                                                                       2,196,682
                                                                    ------------
APPAREL & TEXTILES -- 0.3%
                   12,800  Jones Apparel Group, Inc.(1)                  399,616
                    4,500  Liz Claiborne, Inc.                           224,910
                    9,800  VF Corp.                                      372,204
                                                                    ------------
                                                                         996,730
                                                                    ------------
BANKS -- 5.4%
                  263,000  African Bank Investments Limited
                              ORD                                        208,710
                   21,500  Banco Bilbao Vizcaya Argentaria
                              SA ORD                                     264,732
                    3,400  Banco Santander Chile ADR                      53,890
                   32,000  Bank of America Corp.                       1,964,160
                    2,500  Bank of New York Co., Inc. (The)               98,100
                   12,500  Bank One Corp.                                468,000
                    8,500  BRE Bank S.A. ORD                             257,303
                  707,800  Bank Sinopac ORD(1)                           277,609
                   52,500  Ceska Sporitelna AS ORD(1)                    415,637
                    7,900  Charter One Financial Inc.                    217,645
                   90,132  Citigroup Inc.                              4,317,322
                    4,700  Comerica Inc.                                 241,392
                   34,600  Danske Bank A/S ORD                           547,706
                   15,910  Dexia ORD                                     220,995
                    7,300  Fifth Third Bancorp                           438,475
                   11,700  First Tennessee National Corp.                420,966
                   19,900  First Virginia Banks, Inc.                    950,026
                   13,200  Fleet Boston Financial Corp.                  485,100
                    2,100  Greater Bay Bancorp                            50,715
                  318,659  Grupo Financiero Bancomer, S.A.
                              de C.V. Cl O ORD(1)                        246,158
                  210,000  Grupo Financiero Banorte S.A.
                              de C.V. Cl O ORD(1)                        404,984
                   24,480  Hana Bank ORD                                 267,388
                   12,000  Hansabank Ltd. ORD                            101,026
                   24,800  HSBC Holdings Plc ORD                         298,895
                  596,160  International Bank of Taipei ORD              180,130
                      301  Julius Baer Holding AG ORD                     99,722
                   12,400  KeyCorp                                       283,960
                    4,300  Komercni Banka a.s. ORD(1)                    118,510
                   18,527  Kookmin Bank ORD(1)                           715,949
                   22,300  Lloyds TSB Group plc ORD                      229,643
                    8,000  Marshall & Ilsley Corp.                       491,440

Shares                                                                    Value
--------------------------------------------------------------------------------

                    6,812  National Australia Bank ORD              $    111,986
                   10,200  National City Corp.                           285,600
                    8,000  PNC Financial Services Group                  463,600
                   10,700  Powszechny Bank Kredytowy
                              ORD                                        280,449
                   18,215  Royal Bank of Scotland Group
                              plc ORD                                    422,176
                    6,600  State Street Corp.                            345,444
                    2,800  SunTrust Banks, Inc.                          177,128
                    3,800  Synovus Financial Corp.                        89,300
               94,000,000  Turk Ekonomi Bankasi ORD(1)                   171,606
                   20,133  U.S. Bancorp                                  382,124
                    7,067  UBS AG ORD                                    351,844
                   36,600  UniCredito Italiano ORD                       138,084
                    7,900  UnionBanCal Corp.                             290,246
                   22,600  Wachovia Corp.                                699,470
               52,000,000  Yapi ve Kredi Bankasi A.S. ORD(1)             130,088
                    5,500  Zagrebacka Banka GDR                          117,288
                    3,600  Zions Bancorporation                          173,790
                                                                    ------------
                                                                      19,966,511
                                                                    ------------
CHEMICALS -- 1.2%
                    1,506  Air Liquide ORD                               213,912
                   13,900  Air Products & Chemicals, Inc.                635,508
                    5,900  Ashland Inc.                                  251,635
                    3,600  Engelhard Corp.                               100,620
                    4,600  FMC Corp.(1)                                  246,330
                    1,000  Goodyear Tire & Rubber Co.
                              (The)                                       22,400
                    3,400  Henkel KGaA ORD(1)                            195,307
                    3,900  Lubrizol Corp.                                124,371
                   10,400  Minerals Technologies Inc.                    464,880
                   11,400  Minnesota Mining &
                              Manufacturing Co.                        1,306,212
                    8,400  Praxair, Inc.                                 444,528
                    1,100  Scotts Co. (The) Cl A(1)                       48,191
                    7,700  Sherwin-Williams Co.                          215,523
                   16,800  Ultrapar Participacoes S.A. ADR               111,720
                                                                    ------------
                                                                       4,381,137
                                                                    ------------
CLOTHING STORES -- 0.3%
               19,000,000  Aksa Akrilik Kimya Sanayii A.S.
                              ORD(1)                                     253,718
                   15,300  Foot Locker Inc.(1)                           246,942
                   12,600  Intimate Brands, Inc.                         180,810
                   18,200  Limited, Inc. (The)                           253,344
                    2,100  Talbots, Inc.                                  68,838
                                                                    ------------
                                                                       1,003,652
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 2.0%
                    4,900  Avocent Corp.(1)                              116,694
                   45,400  Compaq Computer Corp.                         460,810
                   13,300  Computer Network Tech Corp.(1)                249,043
                   47,300  DataTec Limited ORD(1)                         68,164
                   33,100  Dell Computer Corp.(1)                        924,317
                   61,300  EMC Corp. (Mass.)                           1,029,226
                   13,700  Gateway Inc.(1)                               128,780

42      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   17,300  Hewlett-Packard Co.                      $    380,427
                   45,000  Hon Hai Precision Industry ORD                189,570
                   21,800  International Business Machines
                              Corp.                                    2,519,861
                   10,000  MCSi, Inc.(1)                                 207,250
                    3,900  Network Appliances, Inc.(1)                    60,158
                    3,200  Pitney Bowes, Inc.                            132,736
                   33,200  Sun Microsystems, Inc.(1)                     472,934
                    6,900  Tech Data Corp.(1)                            316,469
                                                                    ------------
                                                                       7,256,439
                                                                    ------------
COMPUTER SOFTWARE -- 2.7%
                    2,600  Adobe Systems Inc.                             83,395
                    1,900  Cerner Corp.(1)                               100,539
                    4,000  Check Point Software
                              Technologies Ltd.(1)                       153,380
                   36,600  Computer Associates
                              International, Inc.                      1,217,681
                   22,800  Dendrite International, Inc.(1)               298,110
                    4,000  Infosys Technologies Limited ORD              325,137
                   11,400  Intuit Inc.(1)                                500,574
                    9,300  Mentor Graphics Corp.(1)                      210,878
                   57,200  Microsoft Corp.(1)(2)                       3,672,811
                   42,900  Network Associates Inc.(1)                    985,628
                   75,000  Oracle Corp.(1)                             1,051,875
                   12,726  Retalix Ltd. ORD(1)                           195,068
                    2,400  Siebel Systems, Inc.(1)                        53,676
                    3,500  Sybase, Inc.(1)                                50,400
                    7,200  Symantec Corp.(1)                             467,604
                   11,900  Veritas Software Corp.(1)                     462,851
                                                                    ------------
                                                                       9,829,607
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.9%
                7,150,000  Cimsa Cimento Sanayi VE Tica                   66,472
                  208,000  Consorcio ARA, S.A. de C.V. ORD(1)            336,451
                   46,000  Corporacion GEO, S.A. de C.V.,
                              Series B ORD(1)                             53,725
                   10,800  Elcor Corp.                                   266,868
                    3,300  Fluor Corporation                             124,905
                  291,000  Gamuda Berhad ORD                             338,479
                  347,400  Land & House Public
                              Company Limited ORD(1)                     292,664
                    8,000  Lennar Corp.                                  297,600
                   18,700  Martin Marietta Materials, Inc.               794,750
                    8,000  Orascom Construction Industries
                              ORD                                         60,607
                  196,000  Road Builder (M) Holdings
                              Berhad ORD                                 226,947
                    5,000  Vinci SA ORD                                  280,943
                                                                    ------------
                                                                       3,140,411
                                                                    ------------
CONSUMER DURABLES -- 0.7%
                    8,100  Black & Decker Corporation                    300,024
                    6,500  Bulgari SPA ORD                                55,163
                    4,300  Carlisle Companies, Inc.                      144,308
                   11,400  Humax Co. Ltd. ORD                            266,569
                   12,700  Miller (Herman), Inc.                         277,686

Shares                                                                    Value
--------------------------------------------------------------------------------

                      900  Mohawk Industries, Inc.(1)               $     41,274
                   12,871  Philips Electronics N.V.
                              New York Shares                            348,418
                   20,000  Sharp Corp. ORD                               259,279
                    4,900  Swatch Group AG ORD                            94,001
                   11,047  TPG NV ORD                                    225,715
              115,405,285  Vestel Elektronik Sanayi ORD(1)               249,691
                    6,800  Whirlpool Corp.                               447,167
                                                                    ------------
                                                                       2,709,295
                                                                    ------------
DEFENSE/AEROSPACE -- 1.6%
                   11,450  Alliant Techsystems Inc.(1)                   902,260
                   49,100  BAE Systems PLC ORD                           223,400
                   25,000  Boeing Co.                                    877,500
                    8,900  EDO Corp.                                     216,537
                   13,800  Embraer Empresa Brasileira de
                              Aeronautica S.A. ADR                       255,300
                    2,900  General Dynamics Corp.                        241,135
                   20,800  Honeywell International Inc.                  689,312
                    8,100  ITT Industries, Inc.                          397,224
                   24,100  Lockheed Martin Corp.                       1,119,445
                   13,700  Raytheon Company                              448,949
                   13,600  Rockwell Collins                              228,752
                    5,400  TRW Inc.                                      210,708
                                                                    ------------
                                                                       5,810,522
                                                                    ------------
DEPARTMENT STORES -- 2.0%
                   49,200  Dixons Group plc ORD                          171,224
                    3,500  Family Dollar Stores, Inc.                    104,300
                   18,400  Federated Department Stores,
                              Inc.(1)                                    680,800
                   25,600  GUS Plc ORD                                   228,208
                    3,263  KarstadtQuelle AG ORD                         119,159
                   14,200  Kingfisher PLC ORD                             81,014
                   41,400  Kmart Corp.(1)                                252,540
                    2,800  Kohl's Corp.(1)                               189,980
                    5,100  LG Home Shopping Inc. ORD(1)                  225,237
               55,068,700  Lojas Americanas S.A. ORD(1)                   71,953
                   40,600  Marks & Spencer Plc ORD                       201,809
                   12,300  May Department Stores Co. (The)               440,832
                   33,730  Next plc ORD                                  432,020
                   17,100  Sears, Roebuck & Co.                          778,220
                  178,000  Super Group Limited ORD                       162,055
                    9,100  Target Corp.                                  341,614
                   74,539  Tesco plc ORD                                 255,688
                   44,800  Wal-Mart Stores, Inc.                       2,470,719
                                                                    ------------
                                                                       7,207,372
                                                                    ------------
DRUGS -- 6.6%
                    5,500  Allergan, Inc.                                415,195
                    3,359  Altana AG ORD                                 167,967
                   14,400  American Home Products Corp.                  865,440
                   19,081  AmerisourceBergen Corp.                     1,135,129
                   17,000  Amgen Inc.(1)                               1,127,525
                   10,300  Aventis SA ORD                                719,967
                    1,200  Barr Laboratories, Inc.(1)                     87,660
                    6,335  Biovail Corp. International(1)                346,588

See Notes to Financial Statements                www.americancentury.com      43

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   29,100  Bristol-Myers Squibb Co.                 $  1,564,416
                    8,500  Cardinal Health, Inc.                         580,720
                    4,300  CV Therapeutics, Inc.(1)                      237,124
                    4,500  D&K Healthcare Resources
                              Inc.                                       208,328
                   12,300  Dr. Reddy's Laboratories Ltd. ORD             244,062
                    8,700  Egis Gyogszergyar Rt. ORD                     360,615
                    2,500  Elan Corp. plc ADR(1)                         110,550
                    9,800  First Horizon Pharmaceutical
                              Corp.(1)                                   238,826
                    2,000  Forest Laboratories, Inc.(1)                  141,600
                    5,000  Genzyme Corp.(1)                              273,125
                   11,025  GlaxoSmithKline Plc ADR                       560,180
                   20,300  Immunex Corp.(1)                              548,202
                    5,950  IVAX Corp.(1)                                 122,570
                      550  Lek Pharmaceutical &
                              Chemical Co. d.d. ORD                       95,723
                   11,100  Lilly (Eli) & Co.                             917,637
                   23,600  Merck & Co., Inc.                           1,598,900
                   25,900  Mylan Laboratories Inc.                       893,032
                  498,900  Network Healthcare Holdings
                              ORD                                        140,877
                   15,833  Novartis AG ORD                               557,337
                   21,587  Novo Nordisk A/S Cl B ORD                     839,344
                   97,500  Pfizer, Inc.                                4,222,726
                   19,900  Pharmacia Corp.(2)                            883,560
                   19,400  Protein Design Labs, Inc.(1)                  728,373
                   41,300  Ranbaxy Laboratories Ltd. ORD(1)              648,280
                   16,865  Sanofi-Synthelabo S.A. ORD                  1,169,790
                    3,800  Sepracor Inc.(1)                              189,544
                   11,000  Shionogi & Co. Ltd. ORD                       188,740
                    7,400  SICOR Inc.(1)                                 125,319
                   20,500  Smith & Nephew Plc ORD                        109,647
                    4,000  Takeda Chemical Industries, Ltd.
                              ORD                                        182,371
                   16,299  Transkaryotic Therapies Inc.(1)               696,293
                    3,600  Watson Pharmaceuticals, Inc.(1)               107,748
                                                                    ------------
                                                                      24,351,030
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.9%
                    5,700  AVX Corp.                                     118,560
                    7,400  Celestica Inc.(1)                             312,946
                    2,600  CIENA Corp.(1)                                 46,137
                  109,700  Cisco Systems Inc.(1)                       2,241,719
                    5,000  CommScope, Inc.(1)                             98,600
                    3,139  Comverse Technology, Inc.(1)                   67,159
                    7,100  Corning Inc.                                   66,953
                    4,900  Digital Lightwave, Inc.(1)                     44,174
                   21,354  Dover Corp.                                   787,107
                    5,400  Enterasys Networks Inc.(1)                     53,514
                    7,400  Flextronics International Ltd.
                              ADR(1)                                     184,963
                    9,700  Jabil Circuit, Inc.(1)                        255,110
                   15,500  JDS Uniphase Corp.(1)                         156,240
                   11,500  Juniper Networks, Inc.(1)                     282,613
                   12,800  Littelfuse, Inc.(1)                           319,296
                    6,600  McData Corp. Cl A(1)                          165,990

Shares                                                                    Value
--------------------------------------------------------------------------------

                   20,000  NEC Corp. ORD                            $    203,140
                    5,900  Nortel Networks Corp.                          46,020
                    3,600  Scientific-Atlanta, Inc.                       96,804
                    1,800  Siemens AG ORD                                106,463
                    6,500  Sony Corp. ORD                                306,372
                    7,300  Tektronix, Inc.(1)                            164,104
                   28,570  Telson Electronics Co. Ltd. ORD(1)            112,883
                   63,000  United Heavy Machinery
                              Uralmash-Izhora Group ORD(1)               252,000
                   33,785  You Eal Electronics Co. Ltd. ORD(1)           311,739
                                                                    ------------
                                                                       6,800,606
                                                                    ------------
ELECTRICAL UTILITIES -- 1.4%
                    1,700  Allegheny Energy, Inc.                         59,245
                    2,400  Dominion Resources Inc. (Va.)                 140,280
                    6,700  DTE Energy Company                            276,710
                    3,300  Entergy Corp.                                 121,770
                    6,400  Exelon Corp.                                  285,504
                   32,700  FPL Group, Inc.                             1,811,580
                   20,000  Mirant Corp.(1)                               488,200
                   38,000  NRG Energy Inc.(1)                            642,960
                   11,100  PPL Corporation                               394,827
                    2,800  Reliant Energy, Inc.                           71,540
                    8,100  TXU Corp.                                     365,310
                   17,100  Wisconsin Energy Corp.                        373,635
                                                                    ------------
                                                                       5,031,561
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 2.1%
                   22,200  BP Plc ORD                                    164,177
                   24,300  BP Plc ADR                                  1,073,331
                    1,800  Burlington Resources, Inc.                     63,252
                   78,512  Exxon Mobil Corp.                           2,936,349
                   40,200  Occidental Petroleum Corp.                  1,005,000
                   12,880  Phillips Petroleum Co.                        716,514
                   33,344  Royal Dutch Petroleum Co.
                              New York Shares                          1,611,849
                                                                    ------------
                                                                       7,570,472
                                                                    ------------
ENTERTAINMENT -- 0.5%
                   49,450  AOL Time Warner Inc.(1)                     1,725,805
                    4,100  Carnival Corp. Cl A                           107,051
                                                                    ------------
                                                                       1,832,856
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.3%
                   43,500  Waste Management, Inc.                      1,274,550
                                                                    ------------
FINANCIAL SERVICES -- 3.5%
                    2,300  Acom Co. Ltd. ORD                             186,590
                    6,100  American Express Co.                          200,751
                    5,300  AON Corp.                                     189,899
                   21,291  Barclays plc ORD                              652,898
                  418,000  China Everbright Limited ORD                  324,276
                    5,500  Countrywide Credit Industries, Inc.           233,640
                   14,400  Credicorp Limited                             126,864
                   17,800  Credit Suisse Group ORD                       688,368
                   18,900  Fannie Mae                                  1,485,539
                    5,200  Fortis (NL) NV ORD                            121,439

44      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   10,300  Freddie Mac                              $    681,551
                   76,700  General Electric Co.                        2,952,949
                    8,200  Household International, Inc.                 483,718
                   14,400  Housing Development Finance
                              Corp. Ltd. ORD                             207,543
                   14,278  ING Groep N.V. ORD                            373,621
                    8,100  Investors Financial Services Corp.            534,722
                    9,250  MBIA Inc.                                     471,103
                   19,300  MBNA Corp.                                    622,232
                    5,300  Metris Companies Inc.                         109,975
                    9,300  MGIC Investment Corp.                         544,515
                  690,550  National Finance Public Company
                              Limited ORD(1)                             149,368
                    2,700  Student Loan Corp. (The)                      206,874
                   13,900  USA Education Inc.                          1,182,473
                  422,000  Yuanta Core Pacific Securities Co.
                              ORD(1)                                     257,467
                                                                    ------------
                                                                      12,988,375
                                                                    ------------
FOOD & BEVERAGE -- 2.8%
                    8,610  Archer-Daniels-Midland Co.                    132,508
                   11,758  British American Tobacco plc ORD               94,753
                   20,800  Campbell Soup Company                         609,648
                  886,000  Chaoda Modern Agriculture ORD(1)              269,824
                  207,000  Chou Chin Industrial Co. Ltd. ORD              92,013
                    6,100  Coca-Cola Company (The)                       286,456
                   11,600  Coca-Cola FEMSA, S.A. de C.V.
                              ADR                                        217,500
                   16,600  ConAgra, Inc.                                 381,302
                   37,382  Diageo plc ORD                                399,885
                    3,727  Dole Food Company, Inc.                        87,771
                   13,100  Fleming Companies Inc.                        339,290
                  394,000  Global Bio-Chem Technology
                              Group Co. Ltd. ORD                         136,409
                   82,900  Grupo Continental, S.A. ORD                   107,779
                   53,100  Grupo Modelo S.A. de C.V.
                              Series C ORD                               121,388
                    8,805  Hain Celestial Group, Inc. (The)(1)           232,144
                   10,700  Heinz (H.J.) Co.                              407,884
                  234,800  Illovo Sugar Ltd. ORD                         161,182
                  138,000  IOI Corporation Berhad ORD                    130,011
                    7,100  Kraft Foods Inc.                              235,152
                    6,136  Nestle S.A. ORD                             1,268,679
                   49,400  PepsiCo, Inc.                               2,402,321
                   21,504  Reckitt Benckiser PLC ORD                     283,095
                    6,000  Sara Lee Corp.                                131,280
                   13,700  Smithfield Foods Inc.(1)                      346,610
                   10,074  Sun Interbrew Ltd. GDR(1)                      50,370
                   10,400  SYSCO Corp.                                   255,736
               38,000,000  Tat Konserve Sanayii A.S. ORD                 249,223
                    1,326  Unilever N.V. ORD                              75,576
                    2,600  Unilever N.V. New York Shares                 147,940
                      600  Vina Concha Y Toro S.A. ADR                    23,400
                    7,900  Wrigley (Wm.) Jr. Company                     399,266
                                                                    ------------
                                                                      10,076,395
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.4%
                    8,747  CRH plc ORD                              $    142,271
                   25,800  Hanson Plc ORD                                173,781
                    4,627  International Paper Co.                       184,849
                    1,905  Lafarge SA ORD                                174,984
                   11,500  Pactiv Corp.(1)                               201,250
                   19,400  Sappi Limited ORD                             202,123
                   17,100  Siam Cement ORD(1)                            174,426
                    3,000  Sonoco Products Co.                            73,830
                   11,200  Votorantim Celulose e Papel SA
                              ADR                                        168,560
                    3,900  Westvaco Corp.                                111,579
                                                                    ------------
                                                                       1,607,653
                                                                    ------------
GAS & WATER UTILITIES -- 1.0%
                   27,000  AGL Resources Inc.                            578,610
                   47,756  Centrica plc ORD                              145,084
               46,071,900  Cia Paranaense de Energia ORD                 306,530
                    7,296  E.On AG ORD                                   364,249
                6,000,000  Eletropaulo Metropolitana de Sao
                              Paulo SA ORD                               185,170
                   33,000  Hong Kong Electric Holdings
                              ORD                                        120,810
                    5,700  Korea Electric Power Corp. ORD                103,391
                   11,478  Sempra Energy                                 265,830
                   14,600  Suez SA ORD                                   441,578
                   48,900  Unified Energy Systems ADR                    709,051
                    5,000  Utilicorp United Inc.                         128,550
                   16,700  WGL Holdings Inc.                             462,924
                                                                    ------------
                                                                       3,811,777
                                                                    ------------
GROCERY STORES -- 0.5%
                   41,918  Koninklijke Ahold NV ORD                    1,239,639
                   15,000  Koninklijke Ahold NV ADR                      439,200
                    2,600  Safeway Inc.(1)                               115,856
                                                                    ------------
                                                                       1,794,695
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.4%
                    5,591  American Power Conversion
                              Corp.(1)                                    76,960
                    4,300  Cummins Inc.                                  155,918
                    2,100  Eaton Corp.                                   146,181
                   18,400  Emerson Electric Co.                          994,704
                    7,000  Rockwell International Corp.                  115,500
                                                                    ------------
                                                                       1,489,263
                                                                    ------------
HEAVY MACHINERY -- 0.2%
                    2,500  Caterpillar Inc.                              118,550
                    2,500  Deere & Co.                                    99,975
                    8,500  Samyoung Heat Exchanger Co.
                              Ltd. ORD(1)                                171,609
                   34,000  Sanyo Electric Company Ltd.
                              ORD                                        175,427
                   51,000  Toshiba Corp. ORD                             217,628
                                                                    ------------
                                                                         783,189
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      45

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
HOME PRODUCTS -- 1.1%
                   27,300  Clorox Company                           $  1,078,896
                    4,300  Colgate-Palmolive Co.                         250,948
                   10,900  Fortune Brands, Inc.                          428,043
                   21,400  Gillette Company                              699,780
                    8,000  KAO Corp. ORD                                 170,689
                    1,200  Kimberly-Clark Corp.                           69,804
                   16,000  Procter & Gamble Co. (The)                  1,239,360
                    4,600  Tupperware Corp.                               90,436
                                                                    ------------
                                                                       4,027,956
                                                                    ------------
HOTELS -- 0.1%
                    7,509  Accor SA ORD                                  248,980
                                                                    ------------
INDUSTRIAL PARTS -- 1.1%
                    5,500  Magna International Inc. Cl A                 347,050
                    7,400  Parker-Hannifin Corp.                         303,770
                    6,900  Shaw Group Inc. (The)(1)                      185,541
                      700  SMC Corp. ORD                                  70,701
                    8,000  Snap-on Inc.                                  250,400
                    5,500  Stanley Works (The)                           229,845
                   43,139  Tyco International Ltd.                     2,536,574
                    4,800  York International Corp.                      175,200
                                                                    ------------
                                                                       4,099,081
                                                                    ------------
INDUSTRIAL SERVICES -- 0.3%
                    1,853  Adecco SA ORD                                  95,923
                   16,300  Capita Group plc ORD                          109,036
                   62,048  Compass Group Plc ORD                         444,707
                      743  ISS A/S ORD(1)                                 41,143
                   13,050  Securitas AB Cl B ORD                         233,272
                                                                    ------------
                                                                         924,081
                                                                    ------------
INFORMATION SERVICES -- 2.8%
                    3,400  ADVO, Inc.(1)                                 129,880
                   15,000  Affiliated Computer Services Inc.(1)        1,400,700
                    3,335  Altran Technologies SA ORD                    149,104
                      243  Amadeus Global Travel
                              Distribution SA ORD                          1,307
                   63,700  Autostrade Concessioni e
                              Costruzioni Autostrade SpA
                              ORD                                        423,569
                    2,300  Ceridian Corp.(1)                              42,090
                   32,500  CGI Group Inc. ORD(1)                         242,180
                   30,500  Computer Sciences Corp.(1)                  1,453,325
                    6,450  Computerland Poland S.A. ORD(1)               171,437
                   13,200  Elbit Systems Ltd. ORD                        234,757
                    8,400  Electronic Data Systems Corp.                 581,448
                   15,672  Exel plc ORD                                  178,824
                    4,200  Fair, Isaac and Co., Inc.                     248,388
                   23,800  First Data Corp.                            1,743,111
                    3,600  IMS Health Inc.                                73,728
                    1,778  Misys plc ORD                                   8,083
                    2,600  NCSoft Corporation ORD(1)                     309,621
                    6,000  Nintendo Co., Ltd. ORD                      1,034,357
                    4,300  Omnicom Group Inc.                            369,198

Shares                                                                    Value
--------------------------------------------------------------------------------

                   20,600  Perot Systems Corp.(1)                   $    378,010
                    3,550  Prokom Software SA ORD(1)                      89,115
                   42,545  Rentokil Initial plc ORD                      154,739
                    8,600  Sabre Holdings Corp.(1)                       298,334
                    6,500  Viad Corp.                                    135,005
                    6,300  Vivendi Environnement ORD                     231,476
                                                                    ------------
                                                                      10,081,786
                                                                    ------------
INVESTMENT TRUSTS -- 1.9%
                    4,000  iShares MSCI EAFE Index Fund                  475,600
                    3,200  iShares Russell 1000 Value Index
                              Fund                                       174,720
                    8,900  iShares S&P 500 Index Fund                  1,016,380
                    3,900  iShares S&P 500/BARRA
                              Value Index Fund                           212,628
                   44,100  Nasdaq 100-Index Tracking
                              Stock(1)                                 1,753,416
                   27,600  Standard and Poor's 500
                              Depositary Receipt                       3,156,888
                                                                    ------------
                                                                       6,789,632
                                                                    ------------
LEISURE -- 0.6%
                   17,900  Action Performance Cos. Inc.(1)               591,953
                   13,800  Eastman Kodak Co.                             417,726
                    2,314  Fairmont Hotels & Resorts
                              Inc.(1)                                     49,404
                   14,400  GTECH Holdings Corp.(1)                       646,416
                    2,900  International Game Technology(1)              179,771
                  408,000  Magnum Corp. Berhad ORD                       229,768
                   10,400  Mattel, Inc.                                  191,464
                                                                    ------------
                                                                       2,306,502
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.5%
                    5,500  Aflac Inc.                                    150,700
                    7,900  CIGNA Corp.                                   720,717
                    3,300  Lincoln National Corp.                        157,410
                   14,300  MetLife, Inc.                                 392,249
                    7,300  Torchmark Corp.                               287,985
                                                                    ------------
                                                                       1,709,061
                                                                    ------------
MEDIA -- 1.3%
                   23,400  British Sky Broadcasting Plc
                              ORD(1)                                     285,360
                   15,900  Charter Communications, Inc.(1)               244,463
                    2,000  Cheil Communications Inc. ORD                 190,852
                    8,800  Clear Channel Communications,
                              Inc.(1)                                    411,224
                   27,500  Disney (Walt) Co.                             562,925
                    8,400  Gemstar - TV Guide International,
                              Inc.(1)                                    232,890
                    2,700  Grupo Televisa S.A. GDR(1)                     93,690
                   15,900  LG Ad Inc. ORD                                175,552
                   30,937  Mediaset SpA ORD                              231,774
                   21,000  MediaTek Inc. ORD(1)                          247,095
                    7,000  News Corp. Ltd. (The) ADR                     214,900
                   14,400  Pearson plc ORD                               169,855
                   69,000  Reed International PLC ORD                    580,647
                    7,456  USA Networks Inc.(1)                          167,835

46      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   15,922  Viacom, Inc. Cl B(1)                     $    694,994
                   20,284  WPP Group plc ORD                             198,178
                                                                    ------------
                                                                       4,702,234
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 2.3%
                   13,900  Abbott Laboratories                           764,500
                   12,600  Baxter International, Inc.                    655,200
                    4,100  Beckman Coulter Inc.                          171,790
                   10,200  Becton Dickinson & Co.                        345,474
                    6,300  Biomet Inc.                                   176,495
                   10,300  Boston Scientific Corp.(1)                    273,980
                   20,200  Guidant Corp.(1)                              985,962
                   11,900  Haemonetics Corp.(1)                          481,950
                   39,700  Johnson & Johnson                           2,312,524
                   13,700  Medtronic, Inc.                               647,736
                   20,250  Novoste Corp.(1)                              211,714
                    6,500  Patterson Dental Co.(1)                       249,210
                    7,800  PerkinElmer, Inc.                             216,216
                    6,100  Schein (Henry), Inc.(1)                       244,915
                    5,000  Therasense Inc.(1)                            116,250
                    2,300  Varian Medical Systems, Inc.(1)               158,700
                   12,000  Waters Corp.(1)                               438,600
                                                                    ------------
                                                                       8,451,216
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 3.4%
                   39,800  AdvancePCS(1)                               1,104,251
                    4,250  Anthem, Inc.(1)                               216,113
                   24,200  Beverly Enterprises Inc.(1)                   220,220
                   14,000  Covance Inc.(1)                               280,000
                   93,100  First Health Group Corp.(1)                 2,233,004
                    9,900  HCA Inc.                                      384,021
                   19,400  HCR Manor Care, Inc.(1)                       452,990
                   24,000  Health Management Associates,
                              Inc.(1)                                    468,240
                   19,100  Humana Inc.(1)                                240,278
                    8,505  Oxford Health Plans, Inc.(1)                  245,029
                    4,700  Rightchoice Managed Care Inc.(1)              327,355
                   45,900  Tenet Healthcare Corp.(1)                   2,753,999
                   42,000  Triad Hospitals Inc.(1)                     1,165,500
                   19,700  Wellpoint Health Networks Inc.(1)           2,322,630
                                                                    ------------
                                                                      12,413,630
                                                                    ------------
MINING & METALS -- 0.3%
                    6,600  Alcoa Inc.                                    254,761
               18,900,000  Companhia Siderurgica de Tubarao
                              ORD(1)                                     150,745
                   13,400  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(1)                         178,890
                    5,562  Grupa Kety SA ORD(1)                           61,871
                   35,500  Industrias Penoles SA ORD                      30,769
                    4,600  Nucor Corp.                                   227,608
                    2,955  Siderar S.A.I.C. Cl A ORD(1)                    2,187
                   78,800  Siderca S.A.I.C. ORD                           94,560
                    6,300  Tubos de Acero de Mexico,
                              SA ADR                                      49,833

Shares                                                                    Value
--------------------------------------------------------------------------------

                  190,000  Yanzhou Coal Mining Co. Ltd.
                              ORD                                   $     60,908
                                                                    ------------
                                                                       1,112,132
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.7%
                   11,200  AutoNation, Inc.(1)                           123,872
                    5,411  Bayerische Motoren Werke
                              (BMW) AG ORD                               174,566
                   10,500  Delphi Automotive Systems                     144,060
                   27,745  Ford Motor Co.                                525,490
                   10,800  General Motors Corp.                          536,761
                    6,300  Honda Motor Co., Ltd. ORD                     238,681
                   12,990  Hyundai Motor Co. Ltd. ORD                    260,210
                    3,000  Johnson Controls, Inc.                        238,560
                    2,400  PACCAR Inc.                                   146,196
                      100  PT Astra International Tbk ORD(1)                  19
                    2,200  Superior Industries International,
                              Inc.                                        85,910
                                                                    ------------
                                                                       2,474,325
                                                                    ------------
MULTI-INDUSTRY(3)
                  127,400  Murray & Roberts Holdings
                              ORD(1)                                      96,139
                                                                    ------------
OIL REFINING -- 1.1%
                   15,500  ChevronTexaco Corp.                         1,317,655
                   19,100  Conoco Inc.                                   522,767
                    3,200  TotalFinaElf SA Cl B ORD                      408,644
                   10,000  Ultramar Diamond Shamrock Corp.               480,000
                   25,600  USX-Marathon Group                            701,440
                   15,800  Valero Energy Corp.                           553,000
                                                                    ------------
                                                                       3,983,506
                                                                    ------------
OIL SERVICES -- 0.8%
                   13,600  Diamond Offshore Drilling, Inc.               376,719
                   35,300  ENI S.p.A. ORD                                415,355
                    5,500  ENSCO International Inc.                      110,660
                   20,600  MOL Magyar Olaj-es Gazipari Rt.
                              ORD(1)                                     370,451
                  211,600  PTT Public Company Limited
                              ORD(1)                                     168,625
                  260,000  Reliance Petroleum Ltd. ORD(1)                190,674
                    7,700  Suncor Energy, Inc. ORD                       230,883
                    4,317  Talisman Energy, Inc. ORD                     152,336
                   11,000  Transocean Sedco Forex, Inc.                  311,300
               18,400,000  Tupras Turkiye Petrol Rafine ORD(1)           139,960
                  654,000  Xinao Gas Holdings Ltd. ORD(1)                213,846
                   24,200  Yukos Oil Co. ORD                             103,576
                                                                    ------------
                                                                       2,784,385
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 2.3%
                   19,300  Alleanza Assicurazioni ORD                    202,879
                    2,410  Allianz AG ORD                                570,145
                   36,200  Allstate Corp.                              1,239,488
                   22,826  American International Group, Inc.          1,880,861
                  216,000  China Insurance International
                              Holdings Co. Ltd. ORD                      126,715
                    4,500  Chubb Corp. (The)                             315,270

See Notes to Financial Statements                www.americancentury.com      47

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   10,680  Fidelity National Financial, Inc.        $    242,543
                    7,100  Horace Mann Educators Corp.                   137,172
                    7,800  Loews Corp.                                   443,274
                   11,300  Mercury General Corporation                   494,375
                    1,145  Muenchener Rueckversicherungs-
                              Gesellschaft AG ORD                        306,391
                    3,700  PMI Group, Inc. (The)                         233,655
                    3,400  Progressive Corp. (Ohio)                      498,202
                   14,000  Prudential PLC ORD                            152,657
                    9,300  Radian Group Inc.                             356,190
                   20,600  Riunione Adriatica di Sicurta SpA
                              ORD                                        250,881
                   48,324  Royal & Sun Alliance
                              Insurance Group plc ORD                    276,043
                    6,010  Samsung Fire & Marine
                              Insurance Co., Ltd. ORD(1)                 248,837
                    1,635  Swiss Re ORD                                  165,292
                   21,000  Tokio Marine & Fire Insurance
                              ORD                                        166,106
                                                                    ------------
                                                                       8,306,976
                                                                    ------------
PUBLISHING -- 0.5%
                    4,200  American Greetings Corp. Cl A                  54,810
                    9,800  Belo Corp. Cl A                               175,224
                    9,400  Deluxe Corp.                                  371,488
                    8,900  Dow Jones & Co., Inc.                         450,518
                    6,000  Gannett Co., Inc.                             416,700
                    7,100  McGraw-Hill Companies, Inc.
                              (The)                                      401,150
                    4,614  Wolters Kluwer NV ORD                         100,063
                                                                    ------------
                                                                       1,969,953
                                                                    ------------
RAILROADS -- 0.3%
                   10,100  Burlington Northern Santa Fe
                              Corp.                                      296,031
                    4,628  CP Railway Ltd.(1)                             88,904
                   10,000  Union Pacific Corp.                           550,500
                    6,000  Yamato Transport Co. Ltd. ORD                 114,144
                                                                    ------------
                                                                       1,049,579
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
                   23,469  Canary Wharf Group Plc ORD(1)                 151,971
                   13,800  Equity Residential Properties Trust           399,510
                    6,000  Health Care Property Investors Inc.           222,840
                    9,500  Public Storage, Inc.                          323,000
                    3,600  Weingarten Realty Investors                   173,700
                                                                    ------------
                                                                       1,271,021
                                                                    ------------
RESTAURANTS -- 0.6%
                    1,900  Applebee's International Inc.                  63,356
                    3,700  Brinker International, Inc.(1)                103,600
                    6,100  CEC Entertainment Inc.(1)                     226,920
                   15,800  McDonald's Corp.                              424,072
                   29,800  Tricon Global Restaurants, Inc.(1)          1,414,010
                                                                    ------------
                                                                       2,231,958
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.1%
                   14,100  Amvescap Plc ORD                         $    201,108
                    4,300  Bear Stearns Companies Inc.
                              (The)                                      247,250
                    7,400  Eaton Vance Corp.                             238,872
                   13,800  Edwards (A.G.), Inc.                          587,880
                    3,800  Lehman Brothers Holdings Inc.                 251,370
                    9,400  Merrill Lynch & Co., Inc.                     470,846
                   19,300  Morgan Stanley Dean Witter
                              & Co.                                    1,071,150
                   13,000  Nomura Holdings Inc. ORD                      180,343
                   16,800  Schwab (Charles) Corp.                        241,248
                    6,700  SEI Investments Co.                           271,317
                   13,600  T. Rowe Price Group Inc.                      432,752
                                                                    ------------
                                                                       4,194,136
                                                                    ------------
SEMICONDUCTOR -- 3.2%
                  201,000  Accton Technology Corp. ORD(1)                338,698
                  573,000  Advanced Semiconductor
                              Engineering Inc. ORD(1)                    394,541
                    7,600  Analog Devices, Inc.(1)                       323,000
                   12,000  Applied Materials, Inc.(1)                    476,580
                    7,000  Applied Micro Circuits Corp.(1)                95,375
                    6,600  Broadcom Corp.(1)                             290,367
                    8,000  Canon, Inc. ORD                               270,636
                    3,400  Conexant Systems, Inc.(1)                      50,660
                  231,000  D-Link Corp. ORD                              281,871
                   11,254  Infineon Technologies AG ORD                  221,170
                   82,300  Intel Corp.                                 2,687,507
                    1,900  KLA-Tencor Corp.(1)                            95,428
                    8,600  Lam Research Corp.(1)                         188,469
                   14,600  Linear Technology Corp.                       599,111
                   11,000  Maxim Integrated Products, Inc.(1)            602,855
                    3,000  Microsemi Corp.(1)                             93,330
                    2,800  Murata Manufacturing Co., Ltd.
                              ORD                                        189,218
                  228,000  Nanya Technology Corp. ORD(1)                 114,596
                    4,800  Novellus Systems, Inc.(1)                     182,616
                    6,670  Samsung Electronics ORD                     1,146,735
                  181,000  Siliconware Precision Industries
                              Co. ORD(1)                                 123,576
                  338,000  Taiwan Semiconductor
                              Manufacturing Co. Ltd. ORD(1)              716,851
                   28,400  Texas Instruments Inc.                        910,220
                  704,000  United Microelectronics Corp.
                              ORD(1)                                     807,902
                    7,700  Vishay Intertechnology, Inc.(1)               141,526
                  298,000  Winbond Electronics Corp. ORD                 112,984
                    2,900  Xilinx, Inc.(1)                               104,705
                                                                    ------------
                                                                      11,560,527
                                                                    ------------
SPECIALTY STORES -- 1.9%
                    5,100  Autozone Inc.(1)                              343,230
                    5,700  Best Buy Co., Inc.(1)                         406,923
                    1,841  Carrefour SA ORD                               95,442
                    8,000  Circuit City Stores-Circuit City
                              Group                                      140,400
                  144,500  Foschini Limited ORD                          106,933

48      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                    6,600  Fred's, Inc.                             $    219,648
                    8,100  Hennes & Mauritz AB Cl B
                              ORD                                        161,891
                   27,900  Home Depot, Inc.                            1,301,814
                   16,200  Lowe's Companies, Inc.                        734,022
                    9,600  Michaels Stores, Inc.(1)                      288,432
                   10,400  NBTY, Inc.(1)                                 120,900
                    6,800  O'Reilly Automotive, Inc.(1)                  227,426
                    1,400  Office Depot, Inc.(1)                          22,610
                   39,327  PETsMART, Inc.(1)                             344,701
                   38,000  Pier 1 Imports, Inc.                          549,480
                   57,200  RadioShack Corp.                            1,656,512
                      519  School Specialty Inc.(1)                       13,055
                    3,600  Zale Corp.(1)                                 127,800
                                                                    ------------
                                                                       6,861,219
                                                                    ------------
TELEPHONE -- 2.4%
                   26,500  AT&T Corp.                                    463,485
                   42,500  BellSouth Corp.                             1,636,250
                   48,484  BT Group PLC ORD                              191,553
                    5,700  CenturyTel Inc.                               192,660
                   30,700  Embratel Participacoes S.A. ADR               130,475
                   48,484  mmO2 plc ORD(1)                                56,187
                    6,700  Qwest Communications
                              International Inc.                          79,730
                   43,300  SBC Communications Inc.                     1,618,554
                   21,873  Sonera Oyj ORD                                113,493
                   42,600  Sprint Corp.                                  928,254
                   20,300  Tele Norte Leste Participacoes
                              SA ADR                                     268,975
                   54,550  Telecom Italia SpA ORD(1)                     276,200
                   13,300  Telefonica S.A. ORD(1)                        179,855
                    7,049  Telefonos de Mexico, S.A. Cl L
                              ADR                                        236,212
                  113,947  Telekomunikacja Polska S.A.
                              ORD(1)                                     420,645
                   40,676  Verizon Communications                      1,911,771
                   13,600  WorldCom, Inc. - WorldCom Group(1)            197,880
                                                                    ------------
                                                                       8,902,179
                                                                    ------------
THRIFTS -- 0.2%
                   18,250  Washington Mutual, Inc.                       570,860
                                                                    ------------
TOBACCO -- 0.6%
                   24,000  Philip Morris Companies Inc.                1,132,080
                   34,400  UST Inc.                                    1,234,960
                                                                    ------------
                                                                       2,367,040
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.2%
                    1,300  FedEx Corporation(1)                           59,618
                   10,400  United Parcel Service, Inc. Cl B              584,688
                                                                    ------------
                                                                         644,306
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 2.2%
                    4,000  Airgate PCS Inc.(1)                           209,400
                   15,400  Alamosa Holdings Inc.(1)                      215,215
                   19,200  AT&T Wireless Services Inc.(1)                268,224
                   34,365  Cable & Wireless plc ORD                      161,871

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------

                  237,000  China Mobile (Hong Kong) Ltd.
                              ORD(1)                                $    840,285
                    8,800  Golden Telecom Inc.(1)                        107,492
                  226,500  M-Cell Limited ORD                            361,694
                    3,700  Mobile Telesystems ADR(1)                     131,683
                    8,700  Nokia Corp. Cl A ADR                          200,187
                       41  NTT DoCoMo, Inc. ORD                          535,513
                   10,800  QUALCOMM Inc.(1)                              634,014
                  148,900  Rostelecom ORD                                134,755
                   24,800  Rostelecom ADR                                136,896
                    6,500  SK Telecom Co. Ltd. ADR                       148,200
                   76,800  Sprint PCS(1)                               1,916,161
                      752  Swisscom AG ORD                               205,174
                    3,200  Tele Celular Sul Participacoes
                              SA ADR                                      43,520
                   57,600  Tele Centro Oeste Celular
                              Participacoes SA ADR                       372,096
                    2,800  Tele Nordeste Celular
                              Participacoes ADR                           68,208
                   82,000  Time dotCom Berhad ORD(1)                      52,221
                   23,400  Turkcell Iletisim Hizmet AS ADR               362,700
                    8,000  UTStarcom Inc.(1)                             191,560
                    3,700  Vimpel-Communications ADR(1)                   94,720
                  322,800  Vodafone Group plc ORD                        828,737
                                                                    ------------
                                                                       8,220,526
                                                                    ------------
TOTAL COMMON STOCKS                                                  268,523,662
                                                                    ------------
   (Cost $251,114,885)

PREFERRED STOCKS -- 0.1%
BANKS -- 0.1%
                3,400,000  Banco Itau S.A. ORD                           236,433
                                                                    ------------
MEDIA(3)
                    2,500  CSC Holdings Inc., Series M, PIK,
                              Convertible Preferred, 11.125%,
                              4/1/08                                     266,250
                                                                    ------------
TELEPHONE(3)
                      303  XO Communications Inc., Series E,
                              PIK, Convertible Preferred,
                              13.50%, 6/1/10                               1,136
                                                                    ------------
TOTAL PREFERRED STOCKS                                                   503,819
                                                                    ------------
   (Cost $747,401)

CORPORATE BONDS -- 9.2%
APPAREL & TEXTILES -- 0.1%
               $  250,000  Supreme International Corp.,
                              12.25%, 4/1/06                             256,250
                                                                    ------------
BANKS -- 0.4%
                  600,000  Bank of America Corp., 6.625%,
                              6/15/04                                    638,792
                  500,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                    472,500

See Notes to Financial Statements                www.americancentury.com      49

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  300,000  U.S. Bank Minnesota, N.A., VRN,
                              2.21%, 12/19/01, resets
                              monthly off the 1-month LIBOR
                              plus 0.11% with no caps               $    300,008
                                                                    ------------
                                                                       1,411,300
                                                                    ------------
CHEMICALS -- 0.2%
                1,000,000  Huntsman ICI Chemicals,
                              12.49%, 12/31/09(4)                        260,000
                  375,000  United Industries Corp., Series B,
                              9.875%, 4/1/09                             341,250
                                                                    ------------
                                                                         601,250
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                  500,000  Atrium Companies Inc., Series B,
                              10.50%, 5/1/09                             441,250
                  250,000  Georgia-Pacific Group, 8.125%,
                              5/15/11                                    256,535
                  250,000  Meritage Corporation, 9.75%,
                              6/1/11                                     260,000
                  250,000  Nortek Inc., 9.25%, 3/15/07                   255,000
                  180,000  Omega Cabinets, 10.50%,
                              6/15/07                                    184,500
                                                                    ------------
                                                                       1,397,285
                                                                    ------------
DRUGS -- 0.2%
                  700,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                    740,100
                                                                    ------------
ELECTRICAL UTILITIES -- 0.5%
                  600,000  Calpine Corp., 8.25%, 8/15/05                 611,591
                  150,000  Cilcorp, Inc., 8.70%, 10/15/09                161,144
                  900,000  Dominion Resources Inc., 6.00%,
                              1/31/03                                    925,238
                                                                    ------------
                                                                       1,697,973
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 1.1%
                  600,000  Amerada Hess Corp., 5.90%,
                              8/15/06                                    606,920
                  400,000  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                    387,022
                  500,000  BRL Universal Equipment,
                              8.875%, 2/15/08                            527,500
                  650,000  Burlington Resources Finance Co.,
                              6.50%, 12/1/11                             634,001
                  500,000  Duke Energy Field Services,
                              5.75%, 11/15/06                            492,560
                  500,000  Forest Oil Corp., 10.50%,
                              1/15/06                                    530,000
                  400,000  Kerr-McGee Corp., 6.875%,
                              9/15/11                                    404,208
                  400,000  Williams Cos Inc., 7.875%,
                              9/1/21                                     398,840
                  500,000  XTO Energy Inc., 8.75%,
                              11/1/09 (Acquired 7/31/01,
                              Cost $513,125)(5)                          532,500
                                                                    ------------
                                                                       4,513,551
                                                                    ------------
ENTERTAINMENT -- 0.1%
                  300,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                                    322,675
                                                                    ------------

Principal Amount                                                          Value
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.2%
               $  250,000  Allied Waste North America, Inc.,
                              Series B, 10.00%, 8/1/09              $    258,750
                  500,000  Newpark Resources, 8.625%,
                              12/15/07                                   455,625
                                                                    ------------
                                                                         714,375
                                                                    ------------
FINANCIAL SERVICES -- 0.8%
                  600,000  CIT Group Inc., 5.625%, 5/17/04               624,832
                  700,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                    737,632
                  600,000  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                            593,707
                  700,000  Household Finance Corp., 6.75%,
                              5/15/11                                    723,338
                  250,000  Nationwide Credit, Inc., Series A,
                              10.25%, 1/15/08                             75,000
                                                                    ------------
                                                                       2,754,509
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.4%
                  500,000  Graham Packaging Co., Series B,
                              12.92%, 1/15/03(6)                         357,500
                  250,000  Pacifica Papers Inc., 10.00%,
                              3/15/09                                    272,813
                  750,000  Tembec Finance Corp., 9.875%,
                              9/30/05                                    787,500
                                                                    ------------
                                                                       1,417,813
                                                                    ------------
GAS & WATER UTILITIES -- 0.3%
                  400,000  Azurix Corp., 10.75%, 2/15/10                 262,000
                  350,000  Consolidated Natural Gas
                              Company, 6.25%, 11/1/11                    349,143
                  350,000  KeySpan Gas East Corp.,
                              7.875%, 2/1/10                             389,526
                                                                    ------------
                                                                       1,000,669
                                                                    ------------
GROCERY STORES -- 0.3%
                  600,000  Delhaize America Inc., 8.125%,
                              4/15/11 (Acquired 11/6/01,
                              Cost $676,356)(5)                          664,170
                  500,000  Kroger Co., 7.65%, 4/15/07                    553,271
                                                                    ------------
                                                                       1,217,441
                                                                    ------------
HOTELS -- 0.3%
                  500,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                     545,000
                  250,000  Hollywood Casino Shreveport
                              Corp., 13.00%, 8/1/06                      201,250
                  375,000  Park Place Entertainment Corp.,
                              9.375%, 2/15/07                            398,438
                                                                    ------------
                                                                       1,144,688
                                                                    ------------
INDUSTRIAL PARTS -- 0.1%
                  250,000  Hexcel Corp., 9.75%, 1/15/09                  133,750
                  300,000  Tyco International Group SA,
                              6.125%, 1/15/09                            301,983
                                                                    ------------
                                                                         435,733
                                                                    ------------
INDUSTRIAL SERVICES -- 0.1%
                  500,000  Integrated Electric Services,
                              9.375%, 2/1/09                             465,000
                                                                    ------------

50      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------
INTERNET(3)
               $  500,000  PSINet Inc., Series B, 0%,
                              2/15/05(1)(7)                         $     42,500
                                                                    ------------
LEISURE -- 0.1%
                  250,000  Alliance Gaming Corp., 10.00%,
                              8/1/07                                     261,250
                  500,000  Imax Corp., 7.875%, 12/1/05                   177,500
                                                                    ------------
                                                                         438,750
                                                                    ------------
MEDIA -- 0.7%
                  500,000  Adelphia Communications Corp.,
                              9.25%, 10/1/02                             508,125
                  250,000  AMFM Inc., 8.00%, 11/1/08                     264,375
                  575,000  Charter Communications Holdings
                              Capital Corp., 10.75%, 10/1/09             618,125
                  750,000  Comcast Cable Communications,
                              8.375%, 5/1/07                             842,022
                  250,000  Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                    271,250
                                                                    ------------
                                                                       2,503,897
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.1%
                  500,000  Beckman Coulter Inc., 7.45%,
                              3/4/08                                     517,278
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.2%
                  250,000  Express Scripts Inc., 9.625%,
                              6/15/09                                    278,750
                  250,000  HealthSouth Corp., 10.75%,
                              10/1/08                                    280,000
                                                                    ------------
                                                                         558,750
                                                                    ------------
MINING & METALS(3)
                  250,000  Bethlehem Steel Corp., 0%,
                              9/1/03(7)                                   13,750
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.1%
                  300,000  Ford Motor Co., 7.45%,
                              7/16/31                                    286,437
                                                                    ------------
OIL REFINING -- 0.2%
                  650,000  Conoco Funding Co., 6.35%,
                              10/15/11                                   661,102
                                                                    ------------
OIL SERVICES -- 0.1%
                  375,000  Pride International Inc., 9.375%,
                              5/1/07                                     397,500
                                                                    ------------
PUBLISHING -- 0.1%
                  325,000  Primedia Inc., 8.50%, 2/1/06                  286,000
                                                                    ------------
RAILROADS -- 0.1%
                  300,000  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                      291,383
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
                  400,000  EOP Operating LP, 6.75%,
                              2/15/08                                    406,043
                                                                    ------------

Principal Amount                                                          Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.2%
               $  600,000  Merrill Lynch & Co. Inc.,
                              5.35%, 6/15/04                        $    619,358
                                                                    ------------
SPECIALTY STORES -- 0.2%
                  250,000  AutoNation, Inc., 9.00%, 8/1/08
                              (Acquired 8/1/01, Cost
                              $251,250)(5)                               257,500
                  500,000  Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                             522,500
                                                                    ------------
                                                                         780,000
                                                                    ------------
TELEPHONE -- 1.1%
                  250,000  Callahan Nordrhein-Westfalen
                              GmbH, 14.00%, 7/15/10                      188,750
                  500,000  Covad Communications Group
                              Inc., 0%, 2/15/09(7)                       126,250
                  500,000  Intermedia Communications Inc.,
                              9.44%, 7/15/02(6)                          501,250
                  750,000  NTL Inc., 11.50%, 2/1/06                      281,250
                  600,000  Qwest Capital Funding Inc.,
                              7.25%, 2/15/11                             599,647
                  600,000  Qwest Corp., 7.625%, 6/9/03                   625,176
                  392,000  RCN Corp., 11.35%, 10/15/02(6)                117,600
                  600,000  Verizon New England Inc., 6.50%,
                              9/15/11                                    620,766
                  500,000  Viatel, Inc., 0%, 4/15/08(1)(7)                 2,500
                  250,000  Williams Communication Group
                              Inc., 10.875%, 10/1/09                     116,250
                  600,000  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $606,306)(5)                 625,098
                  300,000  WorldCom, Inc. - WorldCom Group,
                              8.25%, 5/15/31                             308,546
                                                                    ------------
                                                                       4,113,083
                                                                    ------------
THRIFTS -- 0.2%
                  175,000  Ocwen Financial Corp., 11.875%,
                              10/1/03                                    168,875
                  600,000  Washington Mutual, Inc., 6.875%,
                              6/15/11                                    625,507
                                                                    ------------
                                                                         794,382
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.2%
                  250,000  AT&T Canada Inc., 7.77%,
                              6/15/03(6)                                 143,576
                  500,000  Microcell Telecommunications Inc.,
                              9.63%, 12/1/01(6)                          407,500
                  250,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                    216,875
                                                                    ------------
                                                                         767,951
                                                                    ------------
TOTAL CORPORATE BONDS                                                 33,568,776
                                                                    ------------
   (Cost $35,646,868)

See Notes to Financial Statements                www.americancentury.com      51

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(8) -- 5.7%
               $1,461,486  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                $  1,540,852
                  226,849  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                     233,488
                  335,987  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                     350,441
                   44,856  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                     46,288
                  638,921  FNMA Pool #190308, 7.50%,
                              9/1/30                                     664,889
                   43,504  FNMA Pool #250576, 7.00%,
                              6/1/26                                      44,923
                  633,301  FNMA Pool #252645, 6.50%,
                              8/1/29                                     643,957
                  875,595  FNMA Pool #252923, 6.50%,
                              12/1/29                                    890,328
                  782,956  FNMA Pool #253112, 7.00%,
                              3/1/30                                     806,825
                  655,072  FNMA Pool #323980, 6.00%,
                              4/1/14                                     667,201
                  252,946  FNMA Pool #373510, 7.50%,
                              3/1/27                                     265,052
                  114,962  FNMA Pool #377181, 6.50%,
                              4/1/12                                     118,507
                  251,538  FNMA Pool #412562, 6.50%,
                              1/1/28                                     256,211
                  160,227  FNMA Pool #482459, 7.00%,
                              4/13/08                                    165,159
                  779,101  FNMA Pool #492315, 6.50%,
                              4/1/29                                     792,210
                1,371,746  FNMA Pool #498034, 6.00%,
                              5/1/29                                   1,364,363
                  792,187  FNMA Pool #527077, 7.50%,
                              6/1/15                                     829,994
                2,952,584  FNMA Pool #535908, 6.00%,
                              4/1/31                                   2,925,903
                  246,671  FNMA Pool #537234, 7.00%,
                              5/1/30                                     254,069
                  490,854  FNMA Pool #546716, 8.00%,
                              7/1/30                                     517,499
                1,494,559  FNMA Pool #580063, 6.00%,
                              8/1/31                                   1,481,054
                  750,000  FNMA Pool #598250, 6.00%,
                              7/1/16                                     760,038
                2,000,000  FNMA, 5.50%, settlement date
                              12/18/01(9)                              1,988,749
                   75,620  GNMA Pool #372335, 7.50%,
                              4/15/26                                     79,414
                   19,777  GNMA Pool #392995, 8.75%,
                               3/15/25                                    21,435
                   12,230  GNMA Pool #397233, 9.50%,
                              2/20/25                                     13,600
                  210,402  GNMA Pool #398509, 6.00%,
                              3/15/26                                    210,161
                   36,329  GNMA Pool #402682, 7.50%,
                              6/15/26                                     38,151

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  160,607  GNMA Pool #403770, 6.50%,
                              3/15/28                               $    163,289
                   61,529  GNMA Pool #416856, 7.50%,
                              10/25/25                                    64,720
                  265,625  GNMA Pool #436194, 6.50%,
                              2/15/28                                    270,060
                  196,240  GNMA Pool #457351, 7.00%,
                              12/15/27                                   202,990
                  107,667  GNMA Pool #477038, 7.50%,
                              5/15/30                                    112,304
                  445,477  GNMA Pool #507542, 7.00%,
                              8/15/29                                    460,127
                1,676,093  GNMA Pool #781287, 7.00%,
                              5/15/31                                  1,729,098
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      20,973,349
                                                                    ------------
   (Cost $20,220,340)

U.S. TREASURY SECURITIES -- 3.5%
                3,250,000  STRIPS - PRINCIPAL, 5.81%,
                              8/15/26(4)                                 790,707
                  600,000  U.S. Treasury Bonds, 10.625%,
                              8/15/15                                    908,860
                2,950,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  3,278,190
                  300,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                    335,649
                1,125,210  U.S. Treasury Inflation Indexed
                              Notes, 3.375%, 1/15/07                   1,140,858
                  600,000  U.S. Treasury Notes, 4.625%,
                              2/28/03                                    617,508
                  900,000  U.S. Treasury Notes, 3.875%,
                              7/31/03                                    918,950
                  550,000  U.S. Treasury Notes, 4.625%,
                              5/15/06                                    564,416
                3,900,000  U.S. Treasury Notes, 7.00%,
                              7/15/06                                  4,378,210
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        12,933,348
                                                                    ------------
   (Cost $12,863,422)

ASSET-BACKED SECURITIES(8) -- 1.7%
                  400,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    420,266
                  300,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                    313,381
                  400,000  Connecticut RRB Special
                              Purpose Trust Connecticut Light
                              & Power, Series 2001-1,
                              Class A5 SEQ, 6.21%,
                              12/30/11                                   415,860
                  700,000  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3, 6.10%, 8/25/26                  723,127

52      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  315,816  Delta Air Lines Inc., Series
                              2000-1, Class A1, 7.38%,
                              5/18/10                               $    324,496
                  166,088  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        170,712
                  700,000  PSE&G Transition Funding
                              LLC, Series 2001-1, Class A5
                              SEQ, 6.45%, 3/15/13                        735,872
                  600,000  Reliant Energy Transition Bond Co.
                              LLC, Series 2001-1, Class A4
                              SEQ, 5.63%, 9/15/15                        589,537
                  347,955  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Class AI2 SEQ, 7.08%,
                              9/25/20                                    350,287
                2,000,000  Residential Funding Mortgage
                              Securities II, Series 2001 HS2,
                              Class A3, 5.77%, 4/25/16                 2,053,696
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          6,097,234
                                                                    ------------
   (Cost $5,941,179)

COLLATERALIZED MORTGAGE OBLIGATIONS(8) -- 1.2%
                  959,340  Chase Mortgage Finance
                              Corporation, Series 2001 S3,
                              Class A1 SEQ, 6.50%,
                              7/25/16                                    989,526
                  580,850  First Union National Bank
                              Commercial Mortgage, Series
                              2001 C3, Class A1 SEQ,
                              5.20%, 8/15/23                             592,894
                  795,000  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                            837,085
                  150,000  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                   153,305
                  600,000  General Motors Acceptance Corp.
                              Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                    616,496
                  146,201  Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                             152,819
                   80,253  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                    83,116
                1,000,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              11/20/08                                 1,038,928
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                            4,464,169
                                                                    ------------
   (Cost $4,291,007)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 1.2%
               $  500,000  FHLB, 5.25%, 1/23/02                     $    502,341
                2,400,000  FHLMC, 5.25%, 2/15/04(10)                   2,499,153
                1,000,000  SLMA MTN, VRN, 1.96%,
                              12/4/01, resets weekly off the
                              3-month T-Bill rate with no caps         1,000,110
                  250,000  SLMA MTN, VRN, 2.46%,
                              12/5/01, resets weekly off the
                              3-month T-Bill rate plus 0.50%
                              with no caps                               250,235
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                             4,251,839
                                                                    ------------
   (Cost $4,171,412)

COMMERCIAL PAPER(11) -- 0.9%
                  300,000  American Family Financial
                              Services, Inc., 2.45%, 2/15/02             298,763
                  300,000  Chevron Transport Corp., 2.05%,
                              3/18/02 (Acquired 11/16/01,
                              Cost $297,916)(5)                          298,297
                  200,000  Chevron UK Investment PLC,
                              1.83%, 3/8/02 (Acquired
                              11/7/01, Cost $198,770)(5)                 198,964
                  400,000  Emerald Certificates, 2.53%,
                              12/7/01 (Acquired 9/24/01,
                              Cost $397,920)(5)                          399,838
                  300,000  General Electric Capital Corp.,
                              2.03%, 2/5/02                              298,916
                  200,000  Halogen Capital Co. LLC, 2.55%,
                              1/14/02 (Acquired 9/28/01,
                              Cost $198,470)(5)                          199,513
                  250,000  Halogen Capital Co. LLC, 2.50%,
                              1/15/02 (Acquired 10/2/01,
                              Cost $248,177)(5)                          249,377
                  300,000  Lexington Parker Capital, 2.04%,
                              2/5/02 (Acquired 11/6/01,
                              Cost $298,453)(5)                          298,916
                  250,000  Rio Tinto America Inc., 2.25%,
                              1/22/02 (Acquired 10/23/01,
                               Cost $248,578)(5)                         249,282
                  375,000  Spintab-Swedmortgage AB,
                              2.50%, 12/5/01                             374,891
                  300,000  Spintab-Swedmortgage AB,
                              2.02%, 3/4/02                              298,507
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                 3,165,264
                                                                    ------------
   (Cost $3,164,336)

SOVEREIGN GOVERNMENTS AND AGENCIES(3)
                  100,000  Province of Quebec, 8.80%,
                              4/15/03                                    107,576
                                                                    ------------
   (Cost $104,891)

See Notes to Financial Statements                www.americancentury.com      53

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

                                                                         Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 1.3%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 2.08%, dated 11/30/01, due
    12/3/01 (Delivery value $4,704,315)                             $  4,703,500
                                                                    ------------
   (Cost $4,703,500)

TEMPORARY CASH INVESTMENTS -- 1.7%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 2.08%, dated 11/30/01, due
    12/3/01 (Delivery value $6,297,591)                                6,296,500
                                                                    ------------
   (Cost $6,296,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $365,589,036
                                                                    ============
   (Cost $349,265,741)

EQUITY FUTURES CONTRACTS*
                                                Underlying
                           Expiration           Face Amount        Unrealized
       Purchased              Dates              at Value             Gain
--------------------------------------------------------------------------------
    1  NASDAQ 100           December
       Futures                 2001             $  159,500         $  11,896
   16  S&P 500              December
       Futures                 2001              4,544,000           303,581
                                             -----------------------------------
                                                $4,703,500         $ 315,477
                                             ===================================

* EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 2001.

(1)  Non-income producing.

(2)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3)  Category is less than 0.05% of total investment securities.

(4)  Zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(5)  Security was purchased under Rule 144A or Section 4(2) of the Securities
     Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30,
     2001, was $3,973,455 which represented 1.1% of net assets.

(6)  Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(7)  Security is in default.

(8)  Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(9)  Forward commitment.

(10) Security, or a portion thereof, has been segregated at the custodian bank for forward commitments.

(11) The rates indicated are the yield to maturity at purchase.

54      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                            STRATEGIC        STRATEGIC        STRATEGIC
NOVEMBER 30, 2001                          CONSERVATIVE       MODERATE        AGGRESSIVE
                                           ------------       --------        ----------

ASSETS
Investment securities, at value
 (identified cost of $223,007,585,
 $682,422,602, and $349,265,741,
 respectively) (Note 3) ...............   $ 231,644,620    $ 713,371,481    $ 365,589,036
Cash ..................................         400,626          324,372          364,301
Foreign currency holdings, at value
 (identified cost $7,235, $1,121,434,
 and $888,151, respectively) ..........           7,235        1,121,932          882,858
Receivable for investments sold .......       2,057,595        8,890,434        5,267,592
Receivable for capital shares sold ....            --             30,179           17,512
Dividends and interest receivable .....       1,347,201        3,526,425        1,505,646
                                          -------------    -------------    -------------
                                            235,457,277      727,264,823      373,626,945
                                          -------------    -------------    -------------

LIABILITIES
Payable for investments purchased .....       2,853,865        8,052,332        6,107,111
Payable for variation margin
 on futures contracts .................          12,746           64,754           35,001
Accrued management fees (Note 2) ......         183,432          613,716          341,686
Distribution fees payable (Note 2) ....           2,375            8,108            8,125
Service fees payable (Note 2) .........           2,375            8,108            8,125
Payable for directors' fees
 and expenses (Note 2) ................             227              707              394
                                          -------------    -------------    -------------
                                              3,055,020        8,747,725        6,500,442
                                          -------------    -------------    -------------

Net Assets ............................   $ 232,402,257    $ 718,517,098    $ 367,126,503
                                          =============    =============    =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)   $ 225,829,148    $ 730,887,921    $ 394,426,284
Undistributed net investment income ...         983,065        1,991,745        4,582,945
Accumulated net realized loss on
 investment and foreign
 currency transactions ................      (3,112,186)     (45,904,505)     (48,512,906)
Net unrealized appreciation on
 investments and translation of
 assets and liabilities in foreign
 currencies (Note 3) ..................       8,702,230       31,541,937       16,630,180
                                          -------------    -------------    -------------
                                          $ 232,402,257    $ 718,517,098    $ 367,126,503
                                          =============    =============    =============

Investor Class, $0.01 Par Value
Net assets ............................   $ 205,778,227    $ 564,585,719    $ 295,779,945
Shares outstanding ....................      39,128,266       96,112,890       45,579,490
Net asset value per share .............   $        5.26    $        5.87    $        6.49

Advisor Class, $0.01 Par Value
Net assets ............................   $  11,702,050    $  40,165,923    $  40,120,302
Shares outstanding ....................       2,226,168        6,844,036        6,198,567
Net asset value per share .............   $        5.26    $        5.87    $        6.47

Institutional Class, $0.01 Par Value
Net assets ............................   $  14,921,980    $ 113,762,847    $  31,219,274
Shares outstanding ....................       2,836,454       19,364,686        4,800,456
Net asset value per share .............   $        5.26    $        5.87    $        6.50

C Class, $0.01 Par Value
Net assets ............................             N/A    $       2,609    $       6,982
Shares outstanding ....................             N/A              445            1,075
Net asset value per share .............             N/A    $        5.86    $        6.49

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      55

Statement of Operations
--------------------------------------------------------------------------------

                                                STRATEGIC        STRATEGIC        STRATEGIC
YEAR ENDED NOVEMBER 30, 2001                  CONSERVATIVE        MODERATE        AGGRESSIVE
                                              ------------        --------        ----------

INVESTMENT INCOME
Income:
Interest ...................................   $  7,190,076    $ 15,044,185    $  6,654,296
Dividends (net of foreign taxes
 withheld of $29,195, $173,555,
 and $143,183, respectively) ...............      1,321,674       4,832,677       3,347,096
                                               ------------    ------------    ------------
                                                  8,511,750      19,876,862      10,001,392
                                               ------------    ------------    ------------

Expenses (Note 2):
Management fees ............................      2,048,201       6,420,182       4,262,078
Distribution fees:
 Advisor Class .............................         30,392          73,999         100,245
 C Class ...................................           --                 3            --
Service fees:
 Advisor Class .............................         30,392          73,999         100,245
 C Class ...................................           --                 1            --
Directors' fees and expenses ...............          2,634           8,276           5,045
                                               ------------    ------------    ------------
                                                  2,111,619       6,576,460       4,467,613
                                               ------------    ------------    ------------
Net investment income ......................      6,400,131      13,300,402       5,533,779
                                               ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)
Net realized gain (loss) on:
Investment transactions ....................        576,671     (32,485,744)    (35,866,950)
Foreign currency transactions ..............        (15,475)       (262,813)       (260,539)
                                               ------------    ------------    ------------
                                                    561,196     (32,748,557)    (36,127,489)
                                               ------------    ------------    ------------

Change in net unrealized
 appreciation on:
Investments ................................       (329,615)     10,810,016       1,862,209
Translation of assets and liabilities
 in foreign currencies .....................            388          16,943           7,866
                                               ------------    ------------    ------------
                                                   (329,227)     10,826,959       1,870,075
                                               ------------    ------------    ------------

Net realized and unrealized
 gain (loss) ...............................        231,969     (21,921,598)    (34,257,414)
                                               ------------    ------------    ------------

Net Increase (Decrease)
 in Net Assets Resulting
 from Operations ...........................   $  6,632,100    $ (8,621,196)   $(28,723,635)
                                               ============    ============    ============

                                               See Notes to Financial Statements
56      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED NOVEMBER 30, 2001 AND NOVEMBER 30, 2000

                                   STRATEGIC CONSERVATIVE             STRATEGIC MODERATE               STRATEGIC AGGRESSIVE
Increase in Net Assets               2001           2000              2001           2000               2001           2000

OPERATIONS
Net investment income .....   $   6,400,131    $   5,974,378    $  13,300,402    $  10,287,558    $   5,533,779    $   3,790,097
Net realized gain (loss) ..         561,196       12,411,782      (32,748,557)      45,629,859      (36,127,489)      25,807,278
Change in net unrealized
 appreciation .............        (329,227)      (6,920,247)      10,826,959      (38,345,261)       1,870,075      (31,858,649)
                              -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)
 in net assets resulting
 from operations ..........       6,632,100       11,465,913       (8,621,196)      17,572,156      (28,723,635)      (2,261,274)
                              -------------    -------------    -------------    -------------    -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
 Investor Class ...........      (5,248,572)      (5,440,032)      (9,889,517)      (8,944,771)      (3,430,849)      (1,910,466)
 Advisor Class ............        (310,638)        (309,094)        (482,857)        (358,028)        (343,442)        (101,910)
 Institutional Class ......        (264,570)         (28,093)      (1,061,853)        (287,429)         (74,786)            --
From net realized gains:
 Investor Class ...........     (10,178,318)      (5,383,840)     (39,180,368)      (9,774,558)     (21,324,507)      (8,806,308)
 Advisor Class ............        (730,646)        (281,261)      (1,936,137)        (417,334)      (2,807,335)        (602,407)
 Institutional Class ......        (227,247)            --         (2,121,013)            --           (438,549)            --
In excess of net
 realized gains:
 Investor Class ...........      (3,381,055)            --        (12,190,666)            --        (10,996,756)            --
 Advisor Class ............        (242,707)            --           (602,414)            --         (1,447,705)            --
 Institutional Class ......         (75,488)            --           (659,937)            --           (226,154)            --
                              -------------    -------------    -------------    -------------    -------------    -------------
Decrease in net assets
 from distributions .......     (20,659,241)     (11,442,320)     (68,124,762)     (19,782,120)     (41,090,083)     (11,421,091)
                              -------------    -------------    -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase in net
 assets from capital
 share transactions .......      63,082,864        7,363,908      304,490,148      101,412,013       78,622,277      165,751,956
                              -------------    -------------    -------------    -------------    -------------    -------------

Net increase in
 net assets ...............      49,055,723        7,387,501      227,744,190       99,202,049        8,808,559      152,069,591

NET ASSETS
Beginning of period .......     183,346,534      175,959,033      490,772,908      391,570,859      358,317,944      206,248,353
                              -------------    -------------    -------------    -------------    -------------    -------------
End of period .............   $ 232,402,257    $ 183,346,534    $ 718,517,098    $ 490,772,908    $ 367,126,503    $ 358,317,944
                              =============    =============    =============    =============    =============    =============

Undistributed net
 investment income ........   $     983,065    $     432,582    $   1,991,745    $     422,639    $   4,582,945    $   3,183,441
                              =============    =============    =============    =============    =============    =============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      57

Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the
corporation) is registered under the Investment Company Act of 1940 the (1940
Act) as an open-end management investment company. Strategic Allocation:
Conservative Fund (Strategic Conservative), Strategic Allocation: Moderate Fund
(Strategic Moderate), and Strategic Allocation: Aggressive Fund (Strategic
Aggressive) (the funds) are three funds in a series issued by the corporation.
The funds are diversified under the 1940 Act. The funds' investment objectives are to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's risk profile.
The funds seek to achieve this by diversifying investments among three asset classes - equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each fund. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Strategic Conservative is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the
Institutional Class. Strategic Moderate and Strategic Aggressive are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, the Institutional Class and the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class commenced on October 2, 2001, and
November 27, 2001, for Strategic Moderate and Strategic Aggressive,
respectively. Due to the small amount of transactions for Strategic Aggressive's
C Class, class specific information for Strategic Aggressive's C Class is not included on the performance page.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOMe -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation)
on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open contracts at November 30, 2001.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

58      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Aggressive, which are declared and paid annually. Distributions from net realized gains are generally declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At November 30, 2001, Strategic Moderate and Strategic Aggressive had
accumulated net realized capital loss carryovers for federal income tax purposes of $25,653,036 and $35,750,121, respectively, (expiring in 2009), which may be used to offset future taxable gains.

    Strategic Conservative, Strategic Moderate and Strategic Aggressive have elected to treat $86,537, $1,989,544, and $2,274,474, respectively, of net capital and currency losses incurred in the one month period ended November 30,
2001, as having been incurred in the following fiscal year for federal income tax purposes.

    On December 14, 2001, Strategic Conservative, Strategic Moderate and
Strategic Aggressive declared and paid a per share distribution from net investment income to shareholders of record on that date of $0.0360, $0.0314, and $0.0961 for the Investor Class, respectively, $0.0334, $0.0289, and $0.0809 for the Advisor Class, respectively, $0.0382, $0.0337, and $0.1095 for the
Institutional Class, respectively, and $0.0189 and $0.0957 for the C Class of
Strategic Moderate and Strategic Aggressive, respectively. Also, on December 14,
2001, Strategic Conservative declared and paid a distribution from net realized gains to shareholders of record on that date for each class of $0.0219.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for each class of the funds is as follows:

                                      STRATEGIC CONSERVATIVE
                               INVESTOR    ADVISOR    INSTITUTIONAL
FUND AVERAGE NET ASSETS
Up to $1 billion .............. 1.00%       0.75%         0.80%
$1 billion and over ........... 0.90%       0.65%         0.70%

                                       STRATEGIC MODERATE
                               INVESTOR    ADVISOR    INSTITUTIONAL     C
FUND AVERAGE NET ASSETS
Up to $1 billion .............. 1.10%       0.85%         0.90%       1.10%
$1 billion and over ........... 1.00%       0.75%         0.80%       1.00%

                                      STRATEGIC AGGRESSIVE
                               INVESTOR    ADVISOR    INSTITUTIONAL     C
FUND AVERAGE NET ASSETS
Up to $1 billion .............. 1.20%       0.95%         1.00%       1.20%
$1 billion and over ........... 1.10%       0.85%         0.90%       1.10%

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the
Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended November 30, 2001, are detailed in the Statement of Operations.

    RELATED PARTIES -- The funds may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The funds have a bank line of credit agreement with JPM (see Note 5).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

                                                 www.americancentury.com      59

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001

3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended November 30, 2001, were as follows:

                                       STRATEGIC      STRATEGIC      STRATEGIC
                                      CONSERVATIVE     MODERATE      AGGRESSIVE
                                      ------------     --------      ----------
PURCHASES
Investment Securities other
 than U.S. Government
 & Agency Obligations ...........     $227,021,084   $953,201,164   $622,816,715
U.S. Government &
 Agency Obligations .................  105,055,511    236,085,849    63,926,791

PROCEEDS FROM SALES
Investment Securities other
 than U.S. Government
 & Agency Obligations ...........     $194,812,992   $739,102,169   $569,665,912
U.S. Government &
 Agency Obligations .................  95,182,478     198,967,501    65,634,402

  On November 30, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                       STRATEGIC       STRATEGIC     STRATEGIC
                                      CONSERVATIVE      MODERATE     AGGRESSIVE
                                      ------------     --------      ----------

Appreciation ......................... $9,701,202     $37,723,484    $23,362,355
Depreciation ......................... (4,985,474)   (24,551,547)   (17,301,456)
                                      ------------   ------------   ------------
Net .................................. $4,715,728     $13,171,937    $6,060,899
                                      ============   ============   ============
Federal Tax Cost .................... $226,928,892   $700,199,544   $359,528,137
                                      ============   ============   ============

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                              STRATEGIC CONSERVATIVE             STRATEGIC MODERATE               STRATEGIC AGGRESSIVE
                               SHARES         AMOUNT           SHARES          AMOUNT            SHARES           AMOUNT
INVESTOR CLASS
Shares Authorized ....     200,000,000                       200,000,000                       200,000,000
Year ended                =============                    =============                     =============
 November 30, 2001
Sold .................      16,895,192    $  88,987,303       53,559,398    $ 316,310,031       15,930,554    $ 108,470,093
Issued in reinvestment
 of distributions ....       3,494,834       18,358,182        9,860,806       60,667,707        4,993,500       35,455,476
Redeemed .............     (10,772,581)     (56,705,959)     (31,552,906)    (189,316,723)     (14,810,049)     (99,146,119
                         -------------    -------------    -------------    -------------    -------------    -------------
Net increase .........       9,617,445    $  50,639,526       31,867,298    $ 187,661,015        6,114,005    $  44,779,450
                         =============    =============    =============    =============    =============    =============
Year ended
 November 30, 2000
Sold .................      14,405,701    $  81,968,980       28,060,265    $ 203,412,076       27,459,918    $ 233,095,279
Issued in reinvestment
 of distributions ....       1,878,916       10,573,419        2,611,999       18,581,417        1,334,071       10,667,441
Redeemed .............     (16,112,408)     (91,613,738)     (20,944,222)    (151,705,628)     (13,715,753)
                                                                                                               (114,532,013)
                         -------------    -------------    -------------    -------------    -------------    -------------
Net increase .........         172,209    $     928,661        9,728,042    $  70,287,865       15,078,236    $ 129,230,707
                         =============    =============    =============    =============    =============    =============

60      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows:

                               STRATEGIC CONSERVATIVE             STRATEGIC MODERATE              STRATEGIC AGGRESSIVE
                               SHARES         AMOUNT            SHARES         AMOUNT             SHARES         AMOUNT
ADVISOR CLASS
Shares Authorized ....      50,000,000                        50,000,000                        50,000,000
Year ended                =============                    =============                     =============
 November 30, 2001
Sold .................         802,062    $   4,269,783        4,926,402    $  29,486,777        1,770,353    $  11,984,034
Issued in reinvestment
 of distributions ....         244,289        1,283,982          491,876        3,020,535          647,628        4,598,157
Redeemed .............        (882,342)      (4,682,060)      (1,696,606)     (10,308,084)      (1,397,384)      (9,473,840)
                         -------------    -------------    -------------    -------------    -------------    -------------
Net increase .........         164,009    $     871,705        3,721,672    $  22,199,228        1,020,597    $   7,108,351
                         =============    =============    =============    =============    =============    =============
Year ended
 November 30, 2000
Sold .................         920,577    $   5,267,745        1,797,068    $  13,115,852        4,078,020    $  34,613,146
Issued in reinvestment
 of distributions ....         104,773          590,146          108,898          774,347           88,051          703,761
Redeemed .............        (522,190)      (2,993,114)      (1,104,308)      (8,060,131)        (688,872)      (5,828,265)
                         -------------    -------------    -------------    -------------    -------------    -------------
Net increase .........         503,160    $   2,864,777          801,658    $   5,830,068        3,477,199    $  29,488,642
                         =============    =============    =============    =============    =============    =============

INSTITUTIONAL CLASS
Shares Authorized ....      50,000,000                        50,000,000                        50,000,000
Year ended               =============                     =============                     =============
 November 30, 2001
Sold .................       2,737,474    $  14,370,262       17,259,705    $ 102,801,581        4,620,256    $  30,847,882
Issued in reinvestment
 of distributions ....         108,358          567,301          631,265        3,842,797          104,153          739,484
Redeemed .............        (636,829)      (3,365,930)      (2,033,172)     (12,016,971)        (735,508)      (4,859,890)
                         -------------    -------------    -------------    -------------    -------------    -------------
Net increase .........       2,209,003    $  11,571,633       15,857,798    $  94,627,407        3,988,901    $  26,727,476
                         =============    =============    =============    =============    =============    =============
Period ended
 November 30, 2000(1)
Sold .................         640,371    $   3,645,540        6,281,900    $  45,554,336          884,584    $   7,663,338
Issued in reinvestment
 of distributions ....           4,852           28,093           39,159          287,429             --               --
Redeemed .............         (17,772)        (103,163)      (2,814,171)     (20,547,685)         (73,029)        (630,731)
                         -------------    -------------    -------------    -------------    -------------    -------------
Net increase .........         627,451    $   3,570,470        3,506,888    $  25,294,080          811,555    $   7,032,607
                         =============    =============    =============    =============    =============    =============

C CLASS
Shares Authorized ....             N/A                        50,000,000                        50,000,000
Period ended             =============                     =============                     =============
 November 30, 2001(2)
Sold .................                                               445    $       2,498            1,075    $       7,000
                                                           =============    =============    =============    =============

(1) August 1, 2000 (commencement of sale) through November 30, 2000.

(2) October 2, 2001 and November 27, 2001 (commencement of sale) through
    November 30, 2001 for Strategic Moderate and Strategic Aggressive,
    respectively.

5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$520,000,000 unsecured bank line of credit agreement with JPM. Effective
December 19, 2001, the bank line of credit was renewed at $650,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended
November 30, 2001.

                                                 www.americancentury.com      61

Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

                                                           Investor Class
                                          2001       2000       1999       1998       1997
                                          ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................   $5.69      $5.69      $5.59      $5.55      $5.26
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) ............   0.16       0.19       0.17       0.18       0.19
  Net Realized and Unrealized Gain ....   0.02       0.19       0.28       0.31       0.36
                                        --------   --------   --------   --------   --------
  Total From Investment Operations ....   0.18       0.38       0.45       0.49       0.55
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........  (0.15)     (0.19)     (0.16)     (0.19)     (0.17)
  From Net Realized Gains .............  (0.35)     (0.19)     (0.19)     (0.26)     (0.09)
  In Excess of Net Realized Gains .....  (0.11)       --         --         --         --
                                        --------   --------   --------   --------   --------
  Total Distributions .................  (0.61)     (0.38)     (0.35)     (0.45)     (0.26)
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ........   $5.26      $5.69      $5.69      $5.59      $5.55
                                        ========   ========   ========   ========   ========
  Total Return(2) .....................   3.37%      6.74%      8.47%      9.43%     10.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............   1.00%      1.00%      1.00%      1.00%      1.00%
Ratio of Net Investment Income
  to Average Net Assets ...............   3.06%      3.32%      3.01%      3.35%      3.48%
Portfolio Turnover Rate ...............    160%       149%       105%       113%       124%
Net Assets, End of Period
  (in thousands) ...................... $205,778   $168,037   $167,083   $180,970   $156,733

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

                                               See Notes to Financial Statements
62      1-800-345-2021                See Glossary for a Definition of the Table

Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

                                                           Advisor Class
                                          2001       2000       1999       1998       1997
                                          ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................   $5.69      $5.69      $5.59      $5.56      $5.26
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) ............   0.15       0.18       0.15       0.17       0.17
  Net Realized and Unrealized Gain ....   0.02       0.18       0.30       0.31       0.38
                                        --------   --------   --------   --------   --------
  Total From Investment Operations ....   0.17       0.36       0.45       0.48       0.55
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........  (0.14)     (0.17)     (0.16)     (0.19)     (0.16)
  From Net Realized Gains .............  (0.35)     (0.19)     (0.19)     (0.26)     (0.09)
  In Excess of Net Realized Gains .....  (0.11)       --         --         --         --
                                        --------   --------   --------   --------   --------
  Total Distributions .................  (0.60)     (0.36)     (0.35)     (0.45)     (0.25)
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ........   $5.26      $5.69      $5.69      $5.59      $5.56
                                        ========   ========   ========   ========   ========
  Total Return(2) .....................   3.11%      6.49%      8.32%      9.06%     10.77%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............   1.25%      1.25%      1.25%      1.25%      1.25%
Ratio of Net Investment Income
  to Average Net Assets ...............   2.81%      3.07%      2.76%      3.10%      3.23%
Portfolio Turnover Rate ...............    160%       149%       105%       113%       124%
Net Assets, End of Period
  (in thousands) ......................  $11,702    $11,737    $8,876     $6,596     $4,253

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      63

Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                             Institutional Class
                                                               2001      2000(1)
                                                               ----      -------
PER-SHARE DATA
Net Asset Value, Beginning of Period .......................  $5.69      $5.68
                                                             --------   --------
Income From Investment Operations
  Net Investment Income(2) .................................   0.17       0.07
  Net Realized and Unrealized Gain (Loss) ..................   0.02      (0.01)
                                                             --------   --------
  Total From Investment Operations .........................   0.19       0.06
                                                             --------   --------
Distributions
  From Net Investment Income ...............................  (0.16)     (0.05)
  From Net Realized Gains ..................................  (0.35)       --
  In Excess of Net Realized Gains ..........................  (0.11)       --
                                                             --------   --------
  Total Distributions ......................................  (0.62)     (0.05)
                                                             --------   --------
Net Asset Value, End of Period .............................  $5.26      $5.69
                                                             ========   ========
  Total Return(3) ..........................................   3.57%      1.10%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................................   0.80%    0.80%(4)
Ratio of Net Investment Income
  to Average Net Assets ....................................   3.26%    3.70%(4)
Portfolio Turnover Rate ....................................    160%     149%(5)
Net Assets, End of Period
  (in thousands) ........................................... $14,922    $3,573

(1) August 1, 2000 (commencement of sale) through November 30, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.

                                               See Notes to Financial Statements
64      1-800-345-2021                See Glossary for a Definition of the Table

Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

                                                            Investor Class
                                           2001       2000       1999       1998       1997
                                           ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................... $6.92      $6.89      $6.22      $5.98      $5.42
                                         --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) ..............  0.13       0.16       0.12       0.15       0.14
  Net Realized and Unrealized
  Gain (Loss) ........................... (0.26)      0.20       0.88       0.45       0.56
                                         --------   --------   --------   --------   --------
  Total From Investment Operations ...... (0.13)      0.36       1.00       0.60       0.70
                                         --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ............ (0.12)     (0.15)     (0.12)     (0.16)     (0.13)
  From Net Realized Gains ............... (0.55)     (0.18)     (0.21)     (0.20)     (0.01)
  In Excess of Net Realized Gains ....... (0.25)       --         --         --         --
                                         --------   --------   --------   --------   --------
  Total Distributions ................... (0.92)     (0.33)     (0.33)     (0.36)     (0.14)
                                         --------   --------   --------   --------   --------
Net Asset Value, End of Period .......... $5.87      $6.92      $6.89      $6.22      $5.98
                                         ========   ========   ========   ========   ========
  Total Return(2) ....................... (2.37)%     5.20%     16.97%     10.32%     13.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................  1.10%      1.10%      1.10%      1.10%      1.10%
Ratio of Net Investment Income
  to Average Net Assets .................  2.20%      2.24%      1.92%      2.38%      2.43%
Portfolio Turnover Rate .................   175%       153%       107%       127%       119%
Net Assets, End of Period
  (in thousands) ...................... $564,586   $444,882   $375,592   $261,721   $201,384

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      65

Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

                                                            Advisor Class
                                           2001       2000       1999       1998       1997
                                           ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..................  $6.92      $6.89      $6.22      $5.98      $5.42
                                         --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) .............   0.12       0.15       0.11       0.13       0.12
  Net Realized and Unrealized
  Gain (Loss) ..........................  (0.27)      0.20       0.88       0.45       0.56
                                         --------   --------   --------   --------   --------
  Total From Investment Operations .....  (0.15)      0.35       0.99       0.58       0.68
                                         --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ...........  (0.10)     (0.14)     (0.11)     (0.14)     (0.11)
  From Net Realized Gains ..............  (0.55)     (0.18)     (0.21)     (0.20)     (0.01)
  In Excess of Net Realized Gains ......  (0.25)       --         --         --         --
                                         --------   --------   --------   --------   --------
  Total Distributions ..................  (0.90)     (0.32)     (0.32)     (0.34)     (0.12)
                                         --------   --------   --------   --------   --------
Net Asset Value, End of Period .........  $5.87      $6.92      $6.89      $6.22      $5.98
                                         ========   ========   ========   ========   ========
  Total Return(2) ......................  (2.59)%     4.95%     16.66%     10.07%     12.72%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................  1.35%      1.35%      1.35%      1.35%      1.35%
Ratio of Net Investment Income
  to Average Net Assets .................  1.95%      1.99%      1.67%      2.13%      2.18%
Portfolio Turnover Rate .................   175%       153%       107%       127%       119%
Net Assets, End of Period
  (in thousands) ....................... $40,166    $21,605    $15,979    $13,251     $8,573

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

                                               See Notes to Financial Statements
66      1-800-345-2021                See Glossary for a Definition of the Table

Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                             Institutional Class
                                                               2001      2000(1)
                                                               ----      -------
PER-SHARE DATA
Net Asset Value, Beginning of Period .......................  $6.93      $7.23
                                                             --------   --------
Income From Investment Operations
  Net Investment Income(2) .................................   0.14       0.06
  Net Realized and Unrealized Loss .........................  (0.27)     (0.31)
                                                             --------   --------
  Total From Investment Operations .........................  (0.13)     (0.25)
                                                             --------   --------
Distributions
  From Net Investment Income ...............................  (0.13)     (0.05)
  From Net Realized Gains ..................................  (0.55)       --
  In Excess of Net Realized Gains ..........................  (0.25)       --
                                                             --------   --------
  Total Distributions ......................................  (0.93)     (0.05)
                                                             --------   --------
Net Asset Value, End of Period .............................  $5.87      $6.93
                                                             ========   ========
  Total Return(3) ..........................................  (2.30)%    (3.53)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................................   0.90%    0.90%(4)
Ratio of Net Investment Income
  to Average Net Assets ....................................   2.40%    2.67%(4)
Portfolio Turnover Rate ....................................    175%     153%(5)
Net Assets, End of Period
  (in thousands) .......................................... $113,763    $24,285

(1) August 1, 2000 (commencement of sale) through November 30, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      67

Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                         C Class
                                                                         2001(1)
                                                                         -------
PER-SHARE DATA
Net Asset Value, Beginning of Period .................................   $5.62
                                                                        --------
Income From Investment Operations
  Net Investment Income(2) ...........................................    0.01
  Net Realized and Unrealized Gain ...................................    0.23
                                                                        --------
  Total From Investment Operations ...................................    0.24
                                                                        --------
Net Asset Value, End of Period .......................................    $5.86
                                                                        ========
  Total Return(3) ....................................................    4.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............................................  2.10%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............................................  0.72%(4)
Portfolio Turnover Rate ..............................................   175%(5)
Net Assets, End of Period
  (in thousands) .....................................................       $3

(1) October 2, 2001 (commencement of sale) through November 30, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2001.

                                               See Notes to Financial Statements
68      1-800-345-2021                See Glossary for a Definition of the Table

Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

                                                           Investor Class
                                           2001       2000       1999       1998       1997
                                           ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..................  $7.89      $7.91      $6.54      $6.25      $5.53
                                         --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) .............   0.10       0.11       0.07       0.10       0.09
  Net Realized and Unrealized
  Gain (Loss) ..........................  (0.59)      0.30       1.55       0.49       0.67
                                         --------   --------   --------   --------   --------
  Total From Investment Operations .....  (0.49)      0.41       1.62       0.59       0.76
                                         --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ...........  (0.09)     (0.08)     (0.08)     (0.09)     (0.04)
  From Net Realized Gains ..............  (0.54)     (0.35)     (0.17)     (0.21)       --
  In Excess of Net Realized Gains ......  (0.28)       --         --         --         --
                                         --------   --------   --------   --------   --------
  Total Distributions ..................  (0.91)     (0.43)     (0.25)     (0.30)     (0.04)
                                         --------   --------   --------   --------   --------
Net Asset Value, End of Period .........  $6.49      $7.89      $7.91      $6.54      $6.25
                                         ========   ========   ========   ========   ========
  Total Return(2) ......................  (7.27)%     5.14%     25.69%      9.93%     13.84%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................   1.20%      1.20%      1.20%      1.20%      1.20%
Ratio of Net Investment Income
  to Average Net Assets ................   1.53%      1.25%      1.02%      1.49%      1.58%
Portfolio Turnover Rate ................    184%       149%       115%       134%       135%
Net Assets, End of Period
  (in thousands) ...................... $295,780   $311,193   $192,831   $145,125   $109,497

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      69

Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30

                                                            Advisor Class
                                           2001       2000       1999       1998       1997
                                           ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..................  $7.86      $7.89      $6.52      $6.23      $5.53
                                         --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) .............   0.09       0.09       0.05       0.08       0.07
  Net Realized and Unrealized
  Gain (Loss) ..........................  (0.59)      0.29       1.55       0.49       0.67
                                         --------   --------   --------   --------   --------
  Total From Investment Operations .....  (0.50)      0.38       1.60       0.57       0.74
                                         --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ...........  (0.07)     (0.06)     (0.06)     (0.07)     (0.04)
  From Net Realized Gains ..............  (0.54)     (0.35)     (0.17)     (0.21)       --
  In Excess of Net Realized Gains ......  (0.28)       --         --         --         --
                                         --------   --------   --------   --------   --------
  Total Distributions ..................  (0.89)     (0.41)     (0.23)     (0.28)     (0.04)
                                         --------   --------   --------   --------   --------
Net Asset Value, End of Period .........  $6.47      $7.86      $7.89      $6.52      $6.23
                                         ========   ========   ========   ========   ========
  Total Return(2) ......................  (7.44)%     4.78%     25.46%      9.66%     13.43%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................   1.45%      1.45%      1.45%      1.45%      1.45%
Ratio of Net Investment Income
  to Average Net Assets ................   1.28%      1.00%      0.77%      1.24%      1.33%
Portfolio Turnover Rate ................    184%       149%       115%       134%       135%
Net Assets, End of Period
  (in thousands) ....................... $40,120    $40,721    $13,417    $10,228     $8,095

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

                                               See Notes to Financial Statements
70      1-800-345-2021                See Glossary for a Definition of the Table

Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                             Institutional Class
                                                              2001      2000(1)
                                                              ----      -------
PER-SHARE DATA
Net Asset Value, Beginning of Period ......................  $7.89      $8.50
                                                            --------   ---------
Income From Investment Operations
  Net Investment Income(2) ................................   0.11       0.05
  Net Realized and Unrealized Loss ........................  (0.59)     (0.66)
                                                            --------   ---------
  Total From Investment Operations ........................  (0.48)     (0.61)
                                                            --------   ---------
Distributions
  From Net Investment Income ..............................  (0.09)       --
  From Net Realized Gains .................................  (0.54)       --
  In Excess of Net Realized Gains .........................  (0.28)       --
                                                            --------   ---------
  Total Distributions .....................................  (0.91)       --
                                                            --------   ---------
Net Asset Value, End of Period ............................  $6.50      $7.89
                                                            ========   =========
  Total Return(3) .........................................  (7.06)%    (7.18)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................................   1.00%    1.00%(4)
Ratio of Net Investment Income
  to Average Net Assets ...................................   1.73%    1.70%(4)
Portfolio Turnover Rate ...................................    184%     149%(5)
Net Assets, End of Period
  (in thousands) .......................................... $31,219     $6,404

(1) August 1, 2000 (commencement of sale) through November 30, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      71

Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                        C Class
                                                                        2001(1)
                                                                        -------
PER-SHARE DATA
Net Asset Value, Beginning of Period ................................   $6.51
                                                                      ----------
Income From Investment Operations
  Net Investment Income(2) ..........................................    --(3)
  Net Realized and Unrealized Loss ..................................   (0.02)
                                                                      ----------
  Total From Investment Operations ..................................   (0.02)
                                                                      ----------
Net Asset Value, End of Period ......................................   $6.49
                                                                      ==========
  Total Return(4) ...................................................   (0.31)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............................................  2.20%(5)
Ratio of Net Investment Income
  to Average Net Assets .............................................  1.87%(5)
Portfolio Turnover Rate .............................................   184%(6)
Net Assets, End of Period
  (in thousands) ....................................................     $7

(1) November 27, 2001 (commencement of sale) through November 30, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Amount is less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2001.

                                               See Notes to Financial Statements
72      1-800-345-2021                See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Strategic Allocation: Conservative
Fund, Strategic Allocation: Moderate Fund, and Strategic Allocation: Aggressive
Fund, (collectively the "Funds"), three of the funds comprising
American Century Strategic Asset Allocations, Inc., as of November 30, 2001, and
the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Strategic
Allocation: Conservative Fund, Strategic Allocation: Moderate Fund, and
Strategic Allocation: Aggressive Fund as of November 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 11, 2002

                                                 www.americancentury.com      73

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as trustees or officers of the funds.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC)
or its wholly-owned subsidiaries, including the funds' investment advisor,
American Century Investment Management, Inc. (ACIM); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds'
transfer agent, American Century Services Corporation (ACSC).

    The other trustees (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
ALBERT EISENSTAT (71)
1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (55)
1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to  present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel,  Marron, Reid & Sheehy (a San Francisco law firm, 1984 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES (60)
1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (73)
1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 30
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972  to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (56)
1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 17
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software,  1994 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995  to present)
--------------------------------------------------------------------------------

74      1-800-345-2021

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Co-Chief Investment Officer, U.S. Equities (September 2000 to February
2001); Chief Executive Officer, ACC, ACIM, ACSC, and other ACC subsidiaries
(June 1996 to September 2000); President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 76
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, ACC, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACSC, and other
ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Trustees."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer and
Chief Financial Officer, ACC (August 1997 to present); President, ACSC (January
1999 to present); Executive Vice President, ACC (May 1995 to present); Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS, and
other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries  (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (35)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller, Vice President
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller, Vice President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:  Tax Officer
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

                                                 www.americancentury.com      75

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class. (C Class shares are not available for Strategic Conservative.)

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    INSTITUTIONAL CLASS shares are  available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American
Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed-income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which C Class Shares are purchased. The total expense ratio of C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed-income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

76      1-800-345-2021

Tax Information
--------------------------------------------------------------------------------

TAX INFORMATION FOR DISTRIBUTIONS (UNAUDITED)

    This information is provided pursuant to provisions of the Internal Revenue
Code.

    The following amounts were distributed during the fiscal year ended November
30, 2001 as capital gain dividends, all of which are designated as 20% rate gain distributions: $7,605,216, $27,828,974, and $22,367,314 by Strategic
Conservative, Strategic Moderate, and Strategic Aggressive, respectively.

    For corporate taxpayers, 2.41%, 5.47%, and 13.32% of the ordinary income distributions paid during the fiscal year ended November 30, 2001 qualify for the corporate dividends received deduction for Strategic Conservative, Strategic
Moderate, and Strategic Aggressive, respectively.

                                                www.americancentury.com      77

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 15 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate  long-term growth by investing a portion of its assets in stocks.

     STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

     STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks as a source of long-term growth, but maintains a small portion of its assets in bonds and money market securities to provide a modest amount of income and help cushion the share price volatility of the stock portion.

     The risk designations are relative only to the three Strategic Asset
Allocation funds and do not represent comparisons with any other investment.

     The funds invest in both domestic and foreign securities. International investing involves special risks, such  as political instability and currency fluctuations.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of large-company stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The LEHMAN AGGREGATE BOND INDEX reflects the combined performance of several Lehman bond indices, including the TREASURY BOND, CORPORATE BOND, and
MORTGAGE-BACKED SECURITIES indices.

     The MSCI EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX is a widely followed group of stocks from 22 countries (excluding the U.S.).

     The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       JEFF TYLER
       BRIAN HOWELL

THE FUNDS' NEUTRAL
ASSET MIXES*
                        CON      MOD      AGG
STOCKS                  45%      63%      78%
BONDS                   45%      31%      20%
CASH
   (MONEY MARKET
   SECURITIES)          10%       6%       2%

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.

78      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 62-72.

STOCK PORTFOLIO STATISTICS

*   NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

*   DIVIDEND YIELD -- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

*   PRICE/EARNINGS RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

BOND PORTFOLIO STATISTICS

*   NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

FIXED-INCOME SECURITY TYPES

*   ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

*   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) --a generic mortgage derivative.
Mortgage derivatives are usually securities created (derived) from a pool of mortgages or mortgage-backed securities. Whereas a typical mortgage-backed security is an ownership interest in a complete mortgage pool, a derivative is usually an interest in just one part of a pool.

*   CORPORATE SECURITIES -- debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

*   MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as
"pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

*   U.S. GOVERNMENT AGENCY SECURITIES --debt securities issued by U.S.
government agencies (such as the Federal Home Loan Bank and the Federal Farm
Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency.
Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to
50 years).

*   U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S.
government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years), and bonds (maturing in more than ten years).

                                                 www.americancentury.com      79

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering mutiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

80      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0201                                 American Century Investment Services, Inc.
SH-ANN-28098S                     (c)2002 American Century Services Corporation